UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT ON REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES
                     INVESTMENT COMPANY ACT FILE NUMBER 811-4401

                            NORTH TRACK FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           250 EAST WISCONSIN AVENUE
                                   SUITE 2000
                              MILWAUKEE, WI 53202
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)--(ZIP CODE)

                          DAVID G. STOEFFEL, PRESIDENT
                            NORTH TRACK FUNDS, INC.
                           250 EAST WISCONSIN AVENUE
                                   SUITE 2000
                           MILWAUKEE, WISCONSIN 53202
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                WITH A COPY TO:

                             CHARLES M. WEBER, ESQ.
                              QUARLES & BRADY LLP
                           411 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (414) 978-6400

                   DATE OF FISCAL YEAR END:  OCTOBER 31, 2004

                  DATE OF REPORTING PERIOD:  OCTOBER 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.


(NORTH TRACK LOGO)
INDEX FUNDS WITH ADVICE

ANNUAL REPORT
TO SHAREHOLDERS
October 31, 2004

>  S&P 100 INDEX FUND

>  PSE TECH 100 INDEX FUND

>  DOW JONES U.S. HEALTH CARE 100 PLUS FUND

>  DOW JONES U.S. FINANCIAL 100 PLUS FUND

>  STRATEGIC ALLOCATION FUND (STRATA)

>  MANAGED GROWTH FUND

>  TAX-EXEMPT FUND

>  GOVERNMENT FUND

>  WISCONSIN TAX-EXEMPT FUND*<F98>

*<F98> Reporting period for the Wisconsin Tax-Exempt Fund is for the ten months ended October 31, 2004

PERFORMANCE SUMMARY (Data as of October 31, 2004)

                                              TOTAL RETURNS AT NAV                          TOTAL RETURNS WITH SALES CHARGE*<F1>

                                              10 YEAR/                                      10 YEAR/
                          TICKER   INCEPTION  INCEPTION  5 YEAR   3 YEAR   1 YEAR    YTD    INCEPTION  5 YEAR   3 YEAR   1 YEAR
                          ------   ---------  ---------  ------   ------   ------    ---    ---------  ------   ------   ------
EQUITY INDEX FUNDS
------------------
PSE TECH 100 INDEX (A)    PPTIX    6/10/96    14.26%      0.48%    5.12%    6.31%   1.52%    13.53%    -0.60%    3.25%    0.73%
PSE TECH 100 INDEX (B)    PSEBX    7/27/98    10.17%     -0.28%    4.31%    5.52%   0.87%    10.17%    -0.58%    3.07%    0.52%
PSE TECH 100 INDEX (C)    PTICX    5/8/00     -9.49%      -        4.33%    5.53%   0.86%    -9.48%     -        4.33%    4.53%
S&P 100 INDEX (A)         PPSPX    12/20/85    9.77%**   -5.03%    0.38%    4.74%  -1.28%     9.18%**  -6.05%   -1.41%   -0.76%
                                                   <F2>                                           <F2>
S&P 100 INDEX (B)         PSUBX    7/27/98    -0.87%     -5.74%   -0.37%    3.97%  -1.90%    -0.87%    -6.11%    -1.72%  -1.03%
S&P 100 INDEX (C)         SPPCX    5/8/00     -7.75%      -       -0.36%    3.97%  -1.89%    -7.75%     -        -0.36%   2.97%
DJ USHEALTH CARE (A)      NDJAX    4/17/01     0.48%      -       -0.12%    4.77%  -2.22%    -1.03%     -        -1.90%  -0.73%
DJ USHEALTH CARE (B)      NDJBX    4/17/01    -0.25%      -       -0.85%    4.01%  -2.86%    -0.81%     -        -2.19%  -0.99%
DJ USHEALTH CARE (C)      NDJCX    4/17/01    -0.22%      -       -0.85%    4.01%  -2.86%    -0.22%     -        -0.85%   3.01%
DJ USFINANCIAL (A)        NDUAX    4/17/01     4.45%      -        8.28%    7.47%   3.09%     2.87%     -         6.36%   1.83%
DJ USFINANCIAL (B)        NDUBX    4/17/01     3.68%      -        7.46%    6.63%   2.37%     2.90%     -         6.29%   1.63%
DJ USFINANCIAL (C)        NDUCX    4/17/01     3.69%      -        7.47%    6.69%   2.47%     3.69%     -         7.47%   5.69%

ASSET ALLOCATION FUND
---------------------
STRATEGIC ALLOCATION (A)  NTSAX    12/10/03    3.80%      -        -        -       0.29%     -         -         -       -
STRATEGIC ALLOCATION (B)  NTSBX    12/10/03    3.00%      -        -        -      -0.39%     -         -         -       -
STRATEGIC ALLOCATION (C)  NTSCX    12/10/03    3.10%      -        -        -      -0.29%     -         -         -       -

EQUITY FUND
-----------
MANAGED GROWTH (A)        PNMAX    1/4/99      6.02%      6.95%   10.05%   11.15%   9.93%     5.05%     5.80%     8.09%   5.31%
MANAGED GROWTH (B)        PNMBX    1/4/99      5.27%      6.15%    9.20%   10.30%   9.14%     5.14%     5.83%     8.07%   5.30%
MANAGED GROWTH (C)        MGPCX    5/8/00      5.30%      -        9.21%   10.35%   9.20%     5.29%     -         9.21%   9.35%

FIXED-INCOME FUNDS
------------------
GOVERNMENT (A)            PRPGX    12/20/85    5.61%**    4.70%    2.03%    0.78%   0.55%     5.24%**   3.96%     0.82%  -2.75%
                                                   <F2>                                           <F2>
GOVERNMENT (B)            GVTBX    3/1/03     -0.50%      -        -        0.11%  -0.09%    -2.87%     -         -      -4.86%
GOVERNMENT (C)            GVTCX    5/8/00      4.58%      -        1.25%    0.00%  -0.20%     4.58%     -         1.25%  -0.99%
TAX-EXEMPT (A only)       PPTEX    7/19/84     5.95%**    6.67%    4.76%    4.39%   2.65%     5.58%**   5.91%     3.52%   0.74%
                                                   <F2>                                           <F2>
WISCONSIN TAX-EXEMPT (A)  PWTEX    6/13/94     5.93%**    6.26%    5.02%    4.76%   3.26%     5.56%**   5.51%     3.78%   1.09%
                                                   <F2>                                           <F2>
WISCONSIN TAX-EXEMPT (B)  WTEBX    1/6/03      3.85%      -        -        3.93%   2.66%     1.70%     -         -      -1.07%
WISCONSIN TAX-EXEMPT (C)  WTECX    1/6/03      3.85%      -        -        4.03%   2.66%     3.85%     -         -       3.03%

PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT AN INVESTOR WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURNS INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS FOR EACH OF THE FUNDS.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THIS MATERIAL MAY NOT BE USED IN CONJUNCTION WITH THE OFFERING OF SECURITIES UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. PROSPECTIVE PURCHASERS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE INVESTMENT COMPANY CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUNDS. PLEASE READ IT CAREFULLY BEFORE INVESTING.

The Tax-Exempt and WisconsinTax-Exempt Funds may be subject to AMTtaxes and state and local taxes may apply. Securities of small and mid-sized companies may be more volatile than securities issues by larger companies. Investments in a single industry may involve greater risks and price volatility. Shares of the Government Fund are not guaranteed or insured by the United States government.

*<F1> The equity fund's Class A shares maximum sales charge is 5.25%. Class B shares are subject to a Contingent Deferred Sales Charge (CDSC). The CDSC declines from 5.00% to 0.00% over a six-year period. Class B shares automatically convert to Class A shares after eight years. The Class A shares maximum sales charge for the Government, the Tax-Exempt and the Wisconsin Tax-Exempt Funds is 3.50%. Class C shares are available for all equity funds, the Government and Wisconsin Tax-Exempt Fund. Class C shares are subject to a 1.00% CDSC within 18 months. Class C shares do not convert to other share classes.

**<F2> Performance is for the 10-year period and not from the fund's inception date.

In the past the Advisor reimbursed a portion of the advisory fees for the S&P 100 Index, Managed Growth, PSE Tech 100 Index, Government , Wisconsin Tax-Exempt and Tax-Exempt Funds. Without such reimbursement, total returns would have been less. The Advisor has contractually agreed to reimburse the Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds through February 2005, so that total expenses will not exceed 1.35% on Class A shares, and 2.10% on Class B and C shares.

B.C. Ziegler and Company distributor. Member SIPC.

      NOT FDIC INSURED          NO BANK GUARANTEE          MAY LOSE VALUE

                                    CONTENTS

     President's Letter                                                   2
     Charts and Manager Commentaries                                      4
     Schedules of Investments                                            22
     Statements of Assets and Liabilities                                58
     Statements of Operations                                            62
     Statements of Changes in Net Assets                                 64
     Financial Highlights                                                68
     Notes to Financial Statements                                       86
     Report of Independent Registered Public Accounting Firm             96
     Management                                                          97
     Tax Information                                                     99
     Expense Information                                                100

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

Some of the matters discussed in this report are forward-looking statements. These include any predictions, recommendations, assessments, analyses or outlooks for individual securities, industries, prevailing interest rates, yields, returns, investment styles, market capitalizations, economic sectors and/or securities markets and can be identified as such because the context of the statements may include words such as "will," "should," "believes," "predicts," "expects," "anticipates," "foresees," "hopes" and words of similar import. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, such as market, objective, industry, credit and interest rate risks, other factors bearing on these reports include the accuracy of the adviser's or portfolio manager's forecasts and predictions about particular securities, industries, markets and the general economy in making investment decisions; the appropriateness of the investment strategies designed by the adviser or portfolio manager; and the ability of the adviser or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially from anticipated performance. The forward-looking statements included herein are made only as of the date of this report, and North Track undertakes no obligation to update such forward-looking statements to reflect subsequent events, conditions or circumstances.

                            NORTH TRACK FUNDS, INC.
                               PRESIDENT'S LETTER
                         ANNUAL REPORT TO SHAREHOLDERS
                                OCTOBER 31, 2004

                                                               December 20, 2004

DEAR SHAREHOLDER:

I am pleased to provide you with the 2004 annual report for North Track Funds.

The past year has seen many changes within the mutual fund industry, as it has sought to react to the disclosure of a number of unhealthy practices. We at North Track have welcomed the changed industry environment and remain committed to serving you, our shareholder.

At North Track Funds, we have strengthened our procedures designed to limit trading activity that would be detrimental to the interests of shareholders, including limiting excessive exchange privileges and terminating accounts of market timers. We will continue to monitor the emerging regulatory environment and, as always, put the interests of our shareholders first.

On December 10th, North Track's Strategic Allocation (STRATA) Fund celebrated its first anniversary. Almost simultaneously the fund surpassed $50 million in assets -- a significant milestone for any new mutual fund. We're pleased with the tremendous response this fund has received in its first year -- from financial intermediaries and individual investors alike. The uniqueness of the Fund, which invests in three growing sectors of the United States economy and rebalances automatically, will hopefully serve as a cornerstone for our product offerings for many years to come.

You will also note the inclusion of the Wisconsin Tax-Exempt Fund into this report. The North Track Board of Directors authorized a change of fiscal year-end for this Fund to October 31, to coincide with all other North Track Funds. This allows North Track to operate more efficiently when calculating distributions and communicating that information to investors and financial service firms. As a result, the 2004 information in this report for the Wisconsin Tax-Exempt Fund is for the first ten months of the year. In the future we will be reporting twelve-month results through October 31 of each year.

Our reports to shareholders now contain graphical illustrations of the Funds' portfolio holdings and useful information about the Funds' expenses.

Also, it is expected that, effective on or about March 1, 2005, the North Track Managed Growth Fund will be changing its name to the North Track Geneva Growth Fund, to better align the Fund with Geneva Capital Management Ltd., its investment sub-advisor.

Finally, we are pleased to announce a new addition to North Track Funds, as Jon Kiekhofer joined the Funds as Chief Compliance Officer this year. He brings over 15 years of industry experience to the organization in this critical role.

Thank you for your continued confidence in North Track and, as always, we welcome your questions or comments.

Best Regards,

/s/David G. Stoeffel

David G. Stoeffel
President and CEO

This report contains information for existing shareholders of North Track Funds, Inc. It does not constitute an offer to sell. If an investor wishes to receive more information about the funds, the investor should obtain a prospectus, which includes a discussion of each fund's investment objective and all sales charges and expenses of the relevant fund(s).

PSE is the service mark of the Pacific Exchange Incorporated. Dow Jones is a service mark of Dow Jones and Company. These service marks have been licensed for use by the licensee. These funds are not sponsored, endorsed, sold or promoted by these organizations, and they make no representation regarding the advisability of investing in the funds. B.C. Ziegler and Company distributor. Member SIPC.

S&P 100 INDEX FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the S&P 100 Index Fund with the S&P 100 Index for the past 10 fiscal years. The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses. Performance of other share classes can be found on the inside front cover of this report.

                          AVERAGE ANNUAL TOTAL RETURN

                                1-Year           5-Year           10-Year
                                ------           ------           -------
S&P 100 Index Fund:
  Class A Shares                -0.76%           -6.05%            9.18%

        Date        North Track S&P 100 Index Fund        S&P 100 Index
        ----        ------------------------------        -------------
       10/31/94                 $9,475                       $10,000
       11/30/94                 $9,153                        $9,663
       12/31/94                 $9,313                        $9,851
        1/31/95                 $9,481                       $10,045
        2/28/95                 $9,899                       $10,514
        3/31/95                $10,198                       $10,862
        4/30/95                $10,573                       $11,291
        5/31/95                $10,998                       $11,782
        6/30/95                $11,232                       $12,055
        7/31/95                $11,571                       $12,455
        8/31/95                $11,508                       $12,390
        9/30/95                $12,057                       $13,012
       10/31/95                $12,057                       $13,021
       11/30/95                $12,536                       $13,562
       12/31/95                $12,732                       $13,789
        1/31/96                $13,234                       $14,369
        2/29/96                $13,397                       $14,572
        3/31/96                $13,529                       $14,721
        4/30/96                $13,693                       $14,932
        5/31/96                $14,026                       $15,338
        6/30/96                $14,048                       $15,397
        7/31/96                $13,353                       $14,678
        8/31/96                $13,654                       $15,030
        9/30/96                $14,353                       $15,827
       10/31/96                $14,714                       $16,298
       11/30/96                $15,859                       $17,595
       12/31/96                $15,586                       $17,307
        1/31/97                $16,539                       $18,568
        2/28/97                $16,490                       $18,526
        3/31/97                $15,879                       $17,804
        4/30/97                $16,821                       $18,994
        5/31/97                $17,713                       $20,025
        6/30/97                $18,459                       $20,886
        7/31/97                $19,978                       $22,588
        8/31/97                $18,679                       $21,141
        9/30/97                $19,641                       $22,267
       10/31/97                $18,773                       $21,304
       11/30/97                $19,741                       $22,430
       12/31/97                $19,759                       $22,507
        1/31/98                $20,169                       $22,954
        2/28/98                $21,608                       $24,614
        3/31/98                $22,748                       $25,973
        4/30/98                $23,085                       $26,364
        5/31/98                $22,755                       $26,036
        6/30/98                $23,883                       $27,324
        7/31/98                $23,743                       $27,172
        8/31/98                $20,291                       $23,273
        9/30/98                $21,302                       $24,394
       10/31/98                $23,167                       $26,583
       11/30/98                $24,952                       $28,612
       12/31/98                $26,144                       $29,981
        1/31/99                $27,740                       $31,800
        2/28/99                $26,744                       $30,742
        3/31/99                $27,987                       $32,186
        4/30/99                $29,240                       $33,652
        5/31/99                $28,490                       $32,841
        6/30/99                $30,518                       $35,158
        7/31/99                $29,588                       $34,131
        8/31/99                $29,993                       $34,613
        9/30/99                $29,186                       $33,664
       10/31/99                $31,146                       $35,919
       11/30/99                $32,116                       $37,048
       12/31/99                $34,595                       $39,798
      1/31/2000                $32,878                       $37,879
      2/29/2000                $32,346                       $37,136
      3/31/2000                $35,743                       $41,019
      4/30/2000                $34,245                       $39,348
      5/31/2000                $33,379                       $38,389
      6/30/2000                $34,618                       $39,857
      7/31/2000                $34,291                       $39,501
      8/31/2000                $36,267                       $41,811
      9/30/2000                $33,310                       $38,421
     10/31/2000                $32,930                       $37,992
     11/30/2000                $30,593                       $35,327
     12/31/2000                $30,121                       $34,806
      1/31/2001                $31,350                       $36,290
      2/28/2001                $28,050                       $32,552
      3/31/2001                $25,847                       $30,084
      4/30/2001                $28,228                       $32,844
      5/31/2001                $28,274                       $32,931
      6/30/2001                $27,633                       $32,222
      7/31/2001                $27,176                       $31,748
      8/31/2001                $25,221                       $29,512
      9/30/2001                $23,296                       $27,279
     10/31/2001                $23,791                       $27,886
     11/30/2001                $25,577                       $29,994
     12/31/2001                $25,569                       $30,010
      1/31/2002                $25,097                       $29,488
      2/28/2002                $24,618                       $28,964
      3/31/2002                $25,283                       $29,784
      4/30/2002                $23,289                       $27,464
      5/31/2002                $23,149                       $27,340
      6/30/2002                $21,449                       $25,361
      7/31/2002                $20,073                       $23,771
      8/31/2002                $20,166                       $23,909
      9/30/2002                $17,839                       $21,170
     10/31/2002                $19,779                       $23,488
     11/30/2002                $20,993                       $24,964
     12/31/2002                $19,515                       $23,234
      1/31/2003                $18,987                       $22,630
      2/28/2003                $18,691                       $22,297
      3/31/2003                $18,870                       $22,526
      4/30/2003                $20,470                       $24,464
      5/31/2003                $21,271                       $25,437
      6/30/2003                $21,605                       $25,857
      7/31/2003                $22,009                       $26,364
      8/31/2003                $22,203                       $26,620
      9/30/2003                $22,001                       $26,409
     10/31/2003                $22,972                       $27,594
     11/30/2003                $23,026                       $27,680
     12/31/2003                $24,374                       $29,329
      1/31/2004                $24,804                       $29,871
      2/29/2004                $25,015                       $30,150
      3/31/2004                $24,429                       $29,476
      4/30/2004                $23,983                       $28,964
      5/31/2004                $24,186                       $29,239
      6/30/2004                $24,593                       $29,758
      7/31/2004                $23,881                       $28,923
      8/31/2004                $23,951                       $29,035
      9/30/2004                $23,795                       $28,874
     10/31/2004                $24,061                       $29,226

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 100 Index consists of 100 common stocks for which options trade on the U.S. stock exchanges. It is a subset of the S&P 500 Index. The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

TOP MARKET SECTORS AS OF OCTOBER 31, 2004 AS A PERCENT OF NET ASSETS

Financial Services                           20.1%
Information Technology                       18.4%
Consumer Staples                             14.1%
Industrials                                  12.2%
Health Care                                  12.1%
Consumer Discretionary                        7.7%
Energy                                        7.0%
All Other*<F3>                                8.4%

*<F3> Includes short-term investments and net other assets, less collateral held for securities on loan.

FISCAL YEAR IN REVIEW

  The North Track S&P 100 Fund's total return for Class A Shares (at NAV) was 4.74% for the fiscal year ended October 31, 2004 compared to 5.91% for its benchmark, the S&P 100 Index. The difference in returns was principally due to the Fund's expenses.

  The Fund is a diversified large-cap portfolio constructed to parallel the composition of the S&P 100 Index. The Fund began its fiscal year by carrying forward the positive performance momentum achieved in 2003. The Fund was up 6.1% by 2003 calendar year-end; however, its performance was flat, along with the broader equity markets, over the remainder of its fiscal year, vacillating in an environment of ambiguity surrounding the national elections.

  The Fund's energy stock holdings comprised 7.0% of the portfolio at fiscal year end. Crude oil prices increased 97.26% over the course of the fiscal year and the increases had a significant effect upon the financial markets. The Fund's six energy stocks all experienced positive returns and contributed 2.30% to the Fund's total annual return. Returns within the energy sector over the one year period ranged from top-performing Halliburton, which increased 57.9%, to Williams Companies, which rose 23.11%.

  While energy stocks posted the highest returns over the fiscal year, the industrial stocks provided the largest contribution to the Fund's performance. The 13 stocks in the industrials sector comprised 12.2% of the Fund's fiscal year end holdings and contributed 2.36% to the portfolio's total one-year return. The Fund holds 6.26% of its assets in industrial giant General Electric, its largest individual investment holding. The Fund's large allocation to General Electric produced 1.66% of the Fund's performance, as the stock was up 20.55% over the fiscal year. Ironically, the Fund's worst performing stock was also an industrial. A 0.01% holding in Delta Airlines declined 58.14% over the fiscal year, but its relatively small representation in the portfolio reduced the portfolio's total return by only 0.01%.

  Financial stocks comprise 20.1% of the Fund's portfolio, its largest sector holding, and the 13 stocks in the group enjoyed relatively positive returns.
The exception was the exposure of several stocks to investment brokerage activity, which underperformed due to lower trading volume in the financial markets. Banking stocks did relatively well, driven by renewed merger activity in that sector. Bank merger activity was responsible for the addition of Dell Inc. to the S&P 100 Index at the end of June. Dell replaced Bank One, which was acquired by JP Morgan. The Fund held 14 information technology stocks, representing 18.4% of its net assets at fiscal year end. Information technology is the Fund's second largest sector exposure and the contribution to the portfolio's performance was negative from the group, primarily driven by a 2.27% holding in Intel Corporation, which fell 32.09% over the one year period.

  The materials sector represented 2.6% of the Fund's net assets at fiscal year-end and all six stocks in that sector also posted positive returns, led by steelmaker Allegheny Technologies, which increased 123.92%. The materials sector contributed 0.28% to the portfolio's total return. Healthcare stocks, which represent 12.1% of the portfolio, reduced the portfolio's return by 0.30% in aggregate, as the sector trailed the broader equity markets. Generally speaking, the portfolio's pharmaceutical company holdings performed poorly, as a string of earnings and product disappointments at several large drug companies tempered the industry's fiscal year performance. The exception was the Fund's 2.95% holding in Johnson & Johnson, which rose 18.25% over the one-year period.

  Consumer staples stocks make up 14.1% of the portfolio and performed in-line with the benchmark index, with the 12 stocks in that sector posting average returns of about 6.3% for the year. Consumer discretionary stocks represent 7.7% of the portfolio's year end holdings and the 17 stocks in that sector produced returns averaging 13%, ranging from a 70.28% increase in Black & Decker, to a 32.08% loss in Sears Roebuck & Company.

  The Fund's entire portfolio is composed of large-cap stocks, which were surpassed this year by the better performing small and mid-cap stocks, but investors should recognize that this will certainly not always be the case. As the economic recovery begins to mature, we expect the Fund to maintain its value relative to portfolios of lesser capitalized companies, as the stocks of larger companies tend to fare relatively better in the latter stages of economic cycles. In our opinion, the Fund's pure large-cap construction makes it a core component of a well diversified portfolio. The Fund's holdings include America's largest and best capitalized companies - companies with established brand recognition and the financial wherewithal to take periods of economic adversity in stride.

PSE TECH 100 INDEX FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the PSE Tech 100 Index Fund with the Pacific Exchange Technology Stock Index since the Fund's inception. The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses. Performance of other share classes can be found on the inside front cover of this report.

                          AVERAGE ANNUAL TOTAL RETURN

                                                              Since
                                                            Inception
                           1-Year           5-Year           6/10/96
                           ------           ------          ---------
PSE Tech 100 Index:
  Class A Shares           0.73%            -0.60%            13.53%

                      North Track PSE Tech               Pacific Exchange
     Date                100 Index Fund               Technology Stock Index
     ----             --------------------            ----------------------
    6/10/96*<F4>              $9,475                         $10,000
    6/30/96                   $8,973                          $9,506
    7/31/96                   $8,300                          $8,775
    8/31/96                   $8,821                          $9,315
    9/30/96                   $9,622                         $10,157
   10/31/96                   $9,480                         $10,004
   11/30/96                  $10,751                         $11,361
   12/31/96                  $10,488                         $11,094
    1/31/97                  $11,579                         $12,265
    2/28/97                  $11,092                         $11,748
    3/31/97                  $10,472                         $11,094
    4/30/97                  $10,823                         $11,475
    5/31/97                  $12,131                         $12,864
    6/30/97                  $12,204                         $12,954
    7/31/97                  $14,070                         $14,954
    8/31/97                  $14,050                         $14,934
    9/30/97                  $14,523                         $15,441
   10/31/97                  $12,988                         $13,856
   11/30/97                  $13,027                         $13,895
   12/31/97                  $12,518                         $13,358
    1/31/98                  $13,033                         $13,905
    2/28/98                  $14,619                         $15,611
    3/31/98                  $14,871                         $15,919
    4/30/98                  $15,447                         $16,540
    5/31/98                  $14,225                         $15,232
    6/30/98                  $14,871                         $15,932
    7/31/98                  $14,831                         $15,892
    8/31/98                  $12,051                         $12,914
    9/30/98                  $13,739                         $14,742
   10/31/98                  $15,286                         $16,414
   11/30/98                  $16,974                         $18,237
   12/31/98                  $19,274                         $20,723
    1/31/99                  $22,085                         $23,761
    2/28/99                  $19,818                         $21,325
    3/31/99                  $21,312                         $22,957
    4/30/99                  $22,053                         $23,769
    5/31/99                  $22,659                         $24,464
    6/30/99                  $25,647                         $27,707
    7/31/99                  $25,480                         $27,542
    8/31/99                  $26,765                         $28,960
    9/30/99                  $26,786                         $29,001
   10/31/99                  $28,342                         $30,710
   11/30/99                  $32,403                         $35,141
   12/31/99                  $41,370                         $44,937
  1/31/2000                  $40,290                         $43,965
  2/29/2000                  $49,457                         $53,996
  3/31/2000                  $49,168                         $53,732
  4/30/2000                  $45,993                         $50,313
  5/31/2000                  $42,005                         $46,000
  6/30/2000                  $46,517                         $50,945
  7/31/2000                  $43,375                         $47,522
  8/31/2000                  $49,402                         $54,140
  9/30/2000                  $43,821                         $48,057
 10/31/2000                  $40,947                         $44,951
 11/30/2000                  $34,159                         $37,577
 12/31/2000                  $34,256                         $37,693
  1/31/2001                  $38,565                         $42,482
  2/28/2001                  $31,507                         $34,735
  3/31/2001                  $27,791                         $30,662
  4/30/2001                  $32,294                         $35,654
  5/31/2001                  $31,106                         $34,372
  6/30/2001                  $30,402                         $33,624
  7/31/2001                  $28,786                         $31,874
  8/31/2001                  $26,451                         $29,311
  9/30/2001                  $21,603                         $23,973
 10/31/2001                  $24,987                         $27,762
 11/30/2001                  $28,353                         $31,517
 12/31/2001                  $28,660                         $31,881
  1/31/2002                  $28,492                         $31,722
  2/28/2002                  $26,140                         $29,132
  3/31/2002                  $28,492                         $31,789
  4/30/2002                  $25,160                         $28,094
  5/31/2002                  $24,124                         $26,968
  6/30/2002                  $21,296                         $23,839
  7/31/2002                  $18,790                         $21,054
  8/31/2002                  $18,538                         $20,789
  9/30/2002                  $15,961                         $17,918
 10/31/2002                  $18,636                         $20,905
 11/30/2002                  $21,268                         $23,879
 12/31/2002                  $18,958                         $21,307
  1/31/2003                  $18,762                         $21,113
  2/28/2003                  $18,846                         $21,245
  3/31/2003                  $18,818                         $21,236
  4/30/2003                  $20,484                         $23,139
  5/31/2003                  $23,004                         $26,000
  6/30/2003                  $23,144                         $26,184
  7/31/2003                  $24,404                         $27,640
  8/31/2003                  $25,944                         $29,412
  9/30/2003                  $25,314                         $28,728
 10/31/2003                  $27,302                         $30,996
 11/30/2003                  $27,806                         $31,599
 12/31/2003                  $28,590                         $32,520
  1/31/2004                  $30,075                         $34,238
  2/29/2004                  $29,781                         $33,926
  3/31/2004                  $29,220                         $33,335
  4/30/2004                  $28,044                         $32,014
  5/31/2004                  $29,192                         $33,362
  6/30/2004                  $30,047                         $34,351
  7/31/2004                  $27,526                         $31,508
  8/31/2004                  $26,574                         $30,444
  9/30/2004                  $27,736                         $31,806
 10/31/2004                  $29,024                         $33,312

*<F4>  June 10, 1996 inception date.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Pacific Exchange Technology Stock Index consists of 100 common stocks of companies in 14 different technology-related industries. It is widely recognized as a benchmark for the technology sector of the U.S. stock market. The Index does not reflect any sales charges or any other fees and expenses you would pay if you attempted to replicate the Index.

TOP TECHNOLOGY SUBSECTORS AS OF OCTOBER 31, 2004 AS A PERCENT OF NET ASSETS

Software                                     19.2%
Semiconductors                               15.7%
Computers & Peripherals                      12.6%
Biotechnology                                10.9%
Health Care Equipment                        10.6%
Communications Equipment                      9.6%
IT Services                                   8.8%
All Other*<F5>                               12.6%

*<F5> Includes short-term investments and net other assets, less collateral held for securities on loan.

FISCAL YEAR IN REVIEW

  The North Track PSE Tech 100 Index Fund's Class A shares (at NAV) completed its fiscal year up 6.31%, while the Pacific Exchange Technology Stock Index, to which it is benchmarked, rose 7.47% over the same period. The 1.16% difference was due to management and other operational expenses incurred by the Fund.

  The Fund began its fiscal year by carrying forward the positive performance momentum achieved in 2003; however, progress started to wane in February, as technology stocks' performance began to stall in line with the broader market before finishing on a positive note on the last two months of the fiscal year.

  Performance varied across the represented industries of the Fund's holdings. At its fiscal year-end, the Fund held a little more than one-half of its assets in stocks within the software & services and hardware & equipment industries. The Fund's investment in 29 software & services stocks represented 29.3% of its total holdings at fiscal year-end and realized an average appreciation of 11.91% over the fiscal year. The 33 stocks classified as belonging to the hardware & equipment industry represented 26.5% of the Fund's fiscal year-end holdings and averaged returns of 9.8% over the 2004 fiscal-year. Semiconductor manufacturers and semiconductor equipment makers represented 15.7% of the Fund's total holdings at fiscal year-end and these stocks did not fare well over the year, as investor concerns about the sustainability of the economy's expansion made them skeptical about the prospects for this cyclical group. On average, stocks in this group lost 24.7%, and reduced the Fund's total return over its fiscal year.

  The Fund holds shares of technology-oriented stocks that are in the health care sector. At fiscal year-end, 10.9% of the Fund was invested among 7 pharmaceutical & biotechnology firms that produced returns averaging 4.6% over the previous year. An additional 10.6% of the Fund's assets were invested among 6 different health care equipment and service providers that averaged returns of 19.4% over the previous fiscal year.

  Capital goods producers comprised 5.24% of the Fund's holdings at fiscal year-end and the group had a positive overall effect upon the Fund's performance, as several holdings in the aerospace and defense industry did exceptionally well for the year. An aggregate investment of 4.5% in aerospace and defense stocks experienced a healthy appreciation in value during 2004 as events in Iraq continued to retain investors' attention throughout the year.

  An improving economy, accompanied with strengthening revenue growth, is providing a favorable backdrop for conditions that have traditionally supported the technology sector. Corporate spending, particularly for technology-related projects, has been accelerating to help companies maintain productivity.
Barring some unforeseen reversal of fortune, we foresee this trend continuing in the near future. Many investors have been hesitant to accept the strength of the economic recovery, choosing instead to focus upon the uncertainties produced by geopolitical issues and interest rate fears. We are hopeful that the recent election results will help reduce some of the market's anxiety and allow investors to focus upon economic fundamentals. The earnings prospects for many of the companies in this fund remain positive at this juncture of the current economic cycle and their equities could experience additional appreciation, if the economic recovery stays on track.

  However, it is important to keep in mind that, although the growth profile of the technology sector exceeds most of the remaining economy, it is cyclical and subject to periods of "boom and bust." Individual stocks comprising the sector generally have high "betas" (a measurement of the volatility of a particular stock to the S&P 500 or other broad based index) and may experience exaggerated returns relative to the broader market. The Fund is unique in that it incorporates a price-weighted index methodology and broadens diversification by including technologically driven health care equipment and biotechnology sectors. Together, these industries represent about 20.6% of the Fund's holdings.

  The Fund outperformed the Nasdaq 100 Index, which returned 5.20% for the fiscal year ended in October 2004. Investors often use the Nasdaq 100 as a means for gaining exposure to the technology sector, but it should be noted that the index holds many stocks in retailing, materials and other industries that are not typically associated with technology. The North Track PSE Tech 100 Fund provides investors with a pure, yet company-diversified, exposure to the technology sector.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the Dow Jones U.S. Health Care 100 Plus Fund with the Dow Jones US Healthcare 100 Index since the Fund's inception. The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses. Performance of other share classes can be found on the inside front cover of this report.

                          AVERAGE ANNUAL TOTAL RETURN

                                                              Since
                                                            Inception
                                          1-Year             4/17/01
                                          ------            ---------
Dow Jones U.S. Health Care:
  Class A Shares                          -0.73%              -1.03%

                      North Track Dow Jones U.S.           Dow Jones US
        Date          Health Care 100 Plus Fund        Healthcare 100 Index
        ----          --------------------------       --------------------
      4/17/2001*<F6>            $9,475                       $10,000
      4/30/2001                 $9,655                       $10,211
      5/31/2001                 $9,901                       $10,503
      6/30/2001                 $9,778                       $10,365
      7/31/2001                 $9,996                       $10,613
      8/31/2001                 $9,740                       $10,348
      9/30/2001                 $9,541                       $10,150
     10/31/2001                 $9,674                       $10,299
     11/30/2001                $10,205                       $10,878
     12/31/2001                $10,015                       $10,683
      1/31/2002                 $9,702                       $10,360
      2/28/2002                 $9,598                       $10,265
      3/31/2002                 $9,769                       $10,437
      4/30/2002                 $9,219                        $9,856
      5/31/2002                 $9,020                        $9,654
      6/30/2002                 $8,196                        $8,781
      7/31/2002                 $8,035                        $8,607
      8/31/2002                 $8,035                        $8,614
      9/30/2002                 $7,608                        $8,165
     10/31/2002                 $7,912                        $8,505
     11/30/2002                 $8,139                        $8,753
     12/31/2002                 $7,865                        $8,467
      1/31/2003                 $7,894                        $8,503
      2/28/2003                 $7,741                        $8,345
      3/31/2003                 $7,980                        $8,620
      4/30/2003                 $8,323                        $9,008
      5/31/2003                 $8,771                        $9,494
      6/30/2003                 $9,057                        $9,817
      7/31/2003                 $9,190                        $9,975
      8/31/2003                 $8,981                        $9,751
      9/30/2003                 $9,028                        $9,817
     10/31/2003                 $9,200                       $10,016
     11/30/2003                 $9,410                       $10,262
     12/31/2003                 $9,858                       $10,764
      1/31/2004                $10,191                       $11,145
      2/29/2004                $10,344                       $11,308
      3/31/2004                $10,086                       $11,031
      4/30/2004                $10,306                       $11,290
      5/31/2004                $10,287                       $11,289
      6/30/2004                $10,315                       $11,337
      7/31/2004                 $9,705                       $10,677
      8/31/2004                 $9,848                       $10,848
      9/30/2004                 $9,858                       $10,868
     10/31/2004                 $9,638                       $10,637

*<F6>  April 17, 2001 inception date.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Dow Jones US Healthcare 100 Index is a customized index of 100 stocks which is a representative subset of the Dow Jones US Healthcare Sector Index. The Dow Jones US Healthcare Sector Index is designed to measure the performance of the health care sector including medical product makers, healthcare providers, biotechnology firms and pharmaceutical companies. The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

TOP HEALTH CARE SUBSECTORS AS OF OCTOBER 31, 2004 AS A PERCENT OF NET ASSETS

Pharmaceuticals                              43.1%
Health Care Equipment & Supplies             20.2%
Health Care Providers & Services             19.8%
Biotechnology                                15.5%
Chemicals                                     1.0%
All Other*<F7>                                0.4%

*<F7> Includes short-term investments and net other assets, less collateral held for securities on loan.

FISCAL YEAR IN REVIEW

  The North Track Dow Jones U.S. Health Care 100 Plus Fund's Class A Shares (at
NAV) returned 4.77% for the fiscal year ended October 31, 2004. The Fund's benchmark, the Dow Jones US Healthcare 100 Index, returned 6.21% for the same period. The deviation in the Fund's return relative to its benchmark is attributable to fund operating expenses and a return-enhancement strategy applied to the Fund at the beginning of the year that failed to produce the desired results.

  While returns to the health care sector were positive for the fiscal year, the sector's performance lagged the broader equity indices, as represented by the S&P 500, which increased 9.41% over the fiscal period. The health care sector typically provides a relatively safe haven during turbulent markets and, had in fact, provided a positive return during the first quarter of 2004, when the broad equity markets experienced losses due to investor concerns over economic and geopolitical events. However, the health care sector had a more difficult time keeping up with other equity indices from March-end through October 2004.

  At October fiscal year-end, approximately 43.1% of the Fund's investments were positioned among 20 stocks in the pharmaceutical industry, which generally experienced performance difficulties over the one-year period. A string of earnings and product disappointments at several large drug companies tempered the industry's fiscal year performance, with much of the shortfall resulting from the Fund's 4.2% holding in Merck & Company, which lost 26.68% over the fiscal year.

  Health care equipment is the second largest industry allocation within the Fund, representing about 20.2% of the portfolio. This industry did relatively well over the fiscal year, with the twenty stocks in this group posting an average gain of 26.62% for the fiscal year. Health care equipment produced relatively favorable returns against the broader market and provided a sizable contribution to the Fund's total return. We are optimistic about this industry as its gross margins can benefit from the improved pricing power associated with the new technologies being developed.

  The fourth largest industry within the Fund is biotechnology, representing 15.5% of its investments. The biotechnology industry experienced positive results for fiscal year 2004, with the group producing an average return of about 6.5%. However, the range of returns was broadly distributed across the Fund's 25 individual company holdings within this industry. The Fund held 0.17 % of its year-end holdings in Icos Corporation, which fell 51.80%, but a 1.60% holding in Biogen Idec Incorporated appreciated 65.51% over the fiscal year. The biotech industry has the potential for providing multiple health care products and its future prospects look bright, as its products should benefit from favorable demographic trends. However, given the continued innovation and research-intensive nature of this industry, it is difficult to accurately predict the future prospects for any particular company, making the diversified investment approach a prudent strategy for gaining exposure to biotechnology.

  In our opinion, long-term prospects for the health care sector are especially promising, driven by favorable demographics. As the baby boom generation eases into senior citizen status, the demand for health care products and services will almost assuredly increase. This, in turn, should translate into a profitable outlook for investors in the North Track Dow Jones U.S. Health Care 100 Plus Fund. We view the current environment as a good opportunity to add or increase exposure to the sector, since fundamentals are sound and valuations are increasingly attractive.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the Dow Jones U.S. Financial 100 Plus Fund with the Dow Jones US Financial 100 Index since the Fund's inception. The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses. Performance of other share classes can be found on the inside front cover of this report.

                          AVERAGE ANNUAL TOTAL RETURN

                                                              Since
                                                            Inception
                                          1-Year             4/17/01
                                          ------            ---------
Dow Jones U.S. Financial:
  Class A Shares                          1.83%               2.87%

                      North Track Dow Jones U.S.           Dow Jones US
        Date           Financial 100 Plus Fund         Financial 100 Index
        ----          --------------------------       -------------------
      4/17/2001*<F8>            $9,475                       $10,000
      4/30/2001                 $9,769                       $10,336
      5/31/2001                $10,176                       $10,774
      6/30/2001                $10,195                       $10,797
      7/31/2001                $10,034                       $10,645
      8/31/2001                 $9,466                       $10,044
      9/30/2001                 $8,916                        $9,462
     10/31/2001                 $8,708                        $9,246
     11/30/2001                 $9,361                        $9,950
     12/31/2001                 $9,590                       $10,199
      1/31/2002                 $9,456                       $10,070
      2/28/2002                 $9,361                        $9,976
      3/31/2002                 $9,972                       $10,634
      4/30/2002                 $9,743                       $10,401
      5/31/2002                 $9,714                       $10,380
      6/30/2002                 $9,265                        $9,909
      7/31/2002                 $8,559                        $9,166
      8/31/2002                 $8,750                        $9,377
      9/30/2002                 $7,718                        $8,285
     10/31/2002                 $8,387                        $9,013
     11/30/2002                 $8,721                        $9,374
     12/31/2002                 $8,257                        $8,885
      1/31/2003                 $8,112                        $8,738
      2/28/2003                 $7,861                        $8,477
      3/31/2003                 $7,832                        $8,448
      4/30/2003                 $8,750                        $9,459
      5/31/2003                 $9,234                        $9,995
      6/30/2003                 $9,234                       $10,007
      7/31/2003                 $9,640                       $10,458
      8/31/2003                 $9,562                       $10,375
      9/30/2003                 $9,611                       $10,442
     10/31/2003                $10,287                       $11,185
     11/30/2003                $10,268                       $11,185
     12/31/2003                $10,724                       $11,696
      1/31/2004                $11,056                       $12,066
      2/29/2004                $11,339                       $12,389
      3/31/2004                $11,222                       $12,280
      4/30/2004                $10,656                       $11,682
      5/31/2004                $10,871                       $11,944
      6/30/2004                $10,929                       $12,010
      7/31/2004                $10,695                       $11,773
      8/31/2004                $11,056                       $12,186
      9/30/2004                $10,978                       $12,109
     10/31/2004                $11,056                       $12,207


*<F8>  April 17, 2001 inception date.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Dow Jones US Financial 100 Index is a customized index of 100 stocks which is a representative subset of the Dow Jones US Financial Sector Index. The Dow Jones US Financial Sector Index is designed to measure the performance of the financial services sector of the U.S. equity market. Component companies include banking, insurance, real estate and specialty finance companies and other financial services firms. The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

TOP FINANCIAL SUBSECTORS AS OF OCTOBER 31, 2004 AS A PERCENT OF NET ASSETS

Commercial Banks                             30.0%
Insurance                                    19.6%
Diversified Financial Services               16.7%
Capital Markets                              13.0%
Thrifts and Mortgage Finance                  9.0%
Consumer Finance                              6.0%
Real Estate                                   5.3%
All Other*<F9>                                0.4%

*<F9> Includes short-term investments and net other assets, less collateral held for securities on loan.

FISCAL YEAR IN REVIEW

  The Dow Jones U.S. Financial 100 Plus Fund's Class A Shares (at NAV) returned 7.47% for the fiscal year ended October 31, 2004, compared to the 9.12% return of its benchmark, the Dow Jones US Financial 100 Index. The 1.63% deviation in the Fund's return relative to its benchmark is attributable to fund operating expenses and a return-enhancement strategy applied to the Fund at the beginning of the calendar year that did not produce the desired results.

  The Fund's fiscal year began in a low interest-rate environment amidst concerns over the strength and persistence of an economic recovery that was having difficulty producing new jobs. Financial stocks' performance began experiencing difficulties in March and April, when the sector began to sell-off in anticipation of increasing interest rates. The Federal Reserve began increasing interest rates in June 2004, while signaling that they would continue future increases at a measured pace. At the end of the Fund's fiscal year, the Fed funds rate stood at 1.75% and was raised up to 2.0% in early November. Investors and economists expect further rate increases as we move into 2005, but many financial service companies are anticipating such increases and have positioned themselves accordingly.

  Results varied widely across industry segments in the financial sector over the 2004 fiscal year. The Fund's largest individual position is a 9.8% investment in Citigroup, a diversified financial services firm that fell 3.1% and detracted from the Fund's performance over the fiscal year. The diversified financial services group accounted for 16.7% of the Fund's total holdings at fiscal year-end and is its largest industry sub-sector. The Fund holds 6.0% of JP Morgan, another large diversified financial services firm, which increased 11.4% for the fiscal year, allowing the sector to provide a positive performance contribution to the Fund.

  Commercial banks represented 30.0% of the Fund's year-end holdings and are further divided into the two sub-sectors of diversified banks and regional banks. Diversified banks represented 18.8% of the Fund's holdings at its fiscal year end. All five companies in this group experienced positive returns in their stocks, as they benefited from an increase in corporate merger activity. During the second quarter of calendar year 2004, Bank of America acquired Fleet Boston Financial Corporation and JP Morgan acquired Bank One. The mergers began to raise awareness in the banking sector, prompting several other smaller deals throughout the industry.

  Asset management and investment banking and brokerage stocks comprised 13.0% of the portfolio at fiscal year end. Asset management companies involved with mutual fund products generally did well, as a 0.3% holding in T. Rowe Price appreciated 38.3% over the fiscal year. However, large custodian banks suffered poor relative performance, as evidenced by the Fund's 0.7% year end investment in State Street Corp., which declined 12.8% over the fiscal year. The six investment banking and brokerage stocks represented 8.6% of the Fund's year end market value and generally detracted from its total performance over the fiscal year.

  Thrifts and mortgage finance companies comprised 9.0% of the Fund and the 9 stocks in this area performed relatively well as a group. Greenpoint Financial increased 51.8%, as the stock was buoyed by an acquisition by North Fork Bancorp in Early October 2004. This segment continued to benefit from another year of solid mortgage origination volume driven by record low interest rates. Finally, the Fund holds 16 stocks classified as real estate investment trusts (REIT), which comprise 5.3% of Fund assets at fiscal year-end. All members in the group experienced positive returns, averaging 30.5% over the fiscal year.

  At the close of the fiscal year, it was increasingly apparent that the economy is in respectable shape. While returns for stocks in the financial services sector may experience some volatility from concerns over rising interest rates in the near-future; longer-term, demographics suggest that demand for financial products and services is likely to accelerate as the baby boom generation moves through its peak earnings years into retirement. The Fund remains broadly diversified across the financial sector and the vast majority of the companies in the fund have reliable earnings growth, attractive dividends and reasonable valuations relative to other market sectors. The Fund allows investors to add broad exposure to the domestic financial services sector to their portfolios.

STRATEGIC ALLOCATION FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the Strategic Allocation Fund with the S&P 500 Index since the Fund's inception. The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses. Performance of other share classes can be found on the inside front cover of this report.

                          AVERAGE ANNUAL TOTAL RETURN

                                                    Since
                                                  Inception
                                                   12/10/03
                                                  ---------
 Strategic Allocation:
   Class A Shares                                   -1.65%

        Date        North Track Strategic Allocation Fund       S&P 500 Index
        ----        -------------------------------------       -------------
     12/10/2003*<F10>               $9,475                          $10,000
     12/31/2003                     $9,807                          $10,509
      1/31/2004                    $10,176                          $10,702
      2/29/2004                    $10,261                          $10,851
      3/31/2004                    $10,081                          $10,687
      4/30/2004                     $9,845                          $10,519
      5/31/2004                    $10,034                          $10,663
      6/30/2004                    $10,148                          $10,870
      7/31/2004                     $9,589                          $10,510
      8/31/2004                     $9,627                          $10,552
      9/30/2004                     $9,740                          $10,666
     10/31/2004                     $9,835                          $10,829

*<F10>  December 10, 2003 inception date.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

ASSET ALLOCATION AS OF OCTOBER 31, 2004 AS A PERCENT OF TOTAL INVESTMENTS

Dow Jones U.S. Financial 100 Plus Fund (Financial Services)              34.0%
Dow Jones U.S. Health Care 100 Plus Fund (Health Care)                   32.2%
PSE Tech 100 Index Fund (Technology)                                     33.8%

FISCAL YEAR IN REVIEW

  From inception of the Fund on December 10, 2003 through October 31, 2004, the North Track Strategic Allocation Fund Class A Shares (at NAV) posted a return of 3.90%. By comparison, the S&P 500 (its benchmark) increased 8.28%, while the Russell 3000 Growth Index, which is representative of a broad market of growth stocks, was up 2.71% for the same period. The Fund's performance lagged that of the broader market indices and can primarily be attributed to the generally poor relative performance of growth stocks compared to their value counterparts. In addition, the technology, financial and health care sectors experienced difficulties over the course of the fiscal year as a result of investor angst over a combination of macro-economic and industry-specific events. Companies represented by the portfolio's holdings are positioned to perform best in an expanding economy and favorable equity environment. However, investor uncertainty over the prospects for continued economic expansion and the Iraqi conflict combined with the anxieties that typically surround election years dampened the returns for equity markets and many growth companies in particular.

  The North Track Strategic Allocation Fund is a fund-of-funds, investing equally in each of three North Track sector funds: the PSE Tech 100 Index Fund, the Dow Jones U.S. Health Care 100 Plus Fund and the Dow Jones U.S Financial 100 Plus Fund. These funds represent diversified portfolios investing in the financial services, health care and technology sectors. These sectors represent three rapidly growing areas of the U.S. economy, providing the portfolio an orientation toward holding stocks with above average growth characteristics. However, each of the three sector funds experienced weak performance relative to the broad equity markets over the Fund's fiscal year.

  The North Track Strategic Allocation Fund is designed to capitalize on the above average growth characteristics of three of the U. S economy's growth sectors. The strategy's diversified investment approach produces a portfolio of "core" equity holdings that provides exposure to high-quality growth stocks.
For investors seeking an alternative to more traditional broad-market indices, the Fund offers an investment vehicle to participate in the future expansion of the U.S. economy.

MANAGED GROWTH FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the Managed Growth Fund with the Russell Midcap Index since the Fund's inception. The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses. Performance of other share classes can be found on the inside front cover of this report.

                          AVERAGE ANNUAL TOTAL RETURN

                                                                   Since
                                                                 Inception
                                1-Year           5-Year            1/4/99
                                ------           ------          ---------
Managed Growth:
  Class A Shares                5.31%             5.80%            5.05%

        Date        North Track Managed Growth Fund       Russell Midcap Index
        ----        -------------------------------       --------------------
         1/4/99*<F11>             $9,475                         $10,000
        1/31/99                   $9,361                          $9,983
        2/28/99                   $8,812                          $9,651
        3/31/99                   $8,850                          $9,953
        4/30/99                   $9,172                         $10,688
        5/31/99                   $9,162                         $10,657
        6/30/99                   $9,579                         $11,033
        7/31/99                   $9,295                         $10,730
        8/31/99                   $9,105                         $10,452
        9/30/99                   $9,087                         $10,085
       10/31/99                   $9,522                         $10,563
       11/30/99                  $10,025                         $10,867
       12/31/99                  $10,697                         $11,823
      1/31/2000                  $10,034                         $11,432
      2/29/2000                  $10,735                         $12,311
      3/31/2000                  $11,275                         $13,016
      4/30/2000                  $10,669                         $12,400
      5/31/2000                  $10,517                         $12,072
      6/30/2000                  $10,764                         $12,429
      7/31/2000                  $11,181                         $12,290
      8/31/2000                  $11,967                         $13,468
      9/30/2000                  $12,147                         $13,276
     10/31/2000                  $12,564                         $13,071
     11/30/2000                  $11,882                         $11,895
     12/31/2000                  $12,062                         $12,800
      1/31/2001                  $12,242                         $13,006
      2/28/2001                  $11,332                         $12,214
      3/31/2001                  $10,299                         $11,456
      4/30/2001                  $11,247                         $12,436
      5/31/2001                  $11,569                         $12,668
      6/30/2001                  $11,484                         $12,549
      7/31/2001                  $11,379                         $12,190
      8/31/2001                  $10,650                         $11,721
      9/30/2001                   $9,636                         $10,308
     10/31/2001                   $9,996                         $10,716
     11/30/2001                  $10,877                         $11,614
     12/31/2001                  $11,436                         $12,080
      1/31/2002                  $11,569                         $12,008
      2/28/2002                  $11,332                         $11,881
      3/31/2002                  $11,929                         $12,593
      4/30/2002                  $11,740                         $12,349
      5/31/2002                  $11,531                         $12,209
      6/30/2002                  $10,726                         $11,390
      7/31/2002                   $9,939                         $10,278
      8/31/2002                  $10,053                         $10,334
      9/30/2002                   $9,513                          $9,381
     10/31/2002                  $10,044                          $9,855
     11/30/2002                  $10,280                         $10,539
     12/31/2002                   $9,702                         $10,124
      1/31/2003                   $9,342                          $9,919
      2/28/2003                   $9,304                          $9,788
      3/31/2003                   $9,608                          $9,885
      4/30/2003                   $9,958                         $10,603
      5/31/2003                  $10,299                         $11,573
      6/30/2003                  $10,460                         $11,690
      7/31/2003                  $10,953                         $12,075
      8/31/2003                  $11,484                         $12,599
      9/30/2003                  $11,209                         $12,441
     10/31/2003                  $11,986                         $13,391
     11/30/2003                  $12,185                         $13,767
     12/31/2003                  $12,119                         $14,180
      1/31/2004                  $12,299                         $14,592
      2/29/2004                  $12,573                         $14,906
      3/31/2004                  $12,763                         $14,909
      4/30/2004                  $12,649                         $14,362
      5/31/2004                  $12,914                         $14,718
      6/30/2004                  $13,379                         $15,125
      7/31/2004                  $12,678                         $14,464
      8/31/2004                  $12,498                         $14,527
      9/30/2004                  $13,000                         $14,999
     10/31/2004                  $13,322                         $15,413

*<F11>  January 4, 1999 inception date.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. As of October, 2004 the average market capitalization was approximately $6.5 billion and the median market capitalization was approximately $3.3 billion. The largest company in the index had an approximate market capitalization of $19.9 billion. The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

TOP MARKET SECTORS AS OF OCTOBER 31, 2004 AS A PERCENT OF NET ASSETS

Consumer Discretionary                       30.7%
Information Technology                       18.7%
Health Care                                  16.6%
Financial Services                           13.0%
Autos & Transportation                        9.1%
Other Energy                                  7.3%
Producer Durables                             4.4%
All Other*<F12>                               0.2%

*<F12> Includes short-term investments and net other assets, less collateral held for securities on loan.

FISCAL YEAR IN REVIEW

  For the fiscal year ended October 31, 2004, the Managed Growth Fund Class A shares (at NAV) returned 11.15%, versus 15.09% for its benchmark, the Russell Mid-Cap Index.

  Most of the underperformance occurred during the fiscal first quarter of 2004 (November and December of 2003 and January, 2004). Over those three months the Fund lost 6.11% to the benchmark in what was the final stage of a speculative market as high-beta1<F13> and low-quality stocks outperformed. Stocks in the Managed Growth Fund, which tend to be high-quality and low-beta, underperformed during this time period. We also had some disappointing performance early in the year with regard to specific stock selection. Both Fred's and Kohl's were particularly hard hit due to investor concerns over disappointing "same-store sales." Kohl's was removed from the portfolio in January and Fred's in April.

  The remainder of the year was characterized by broader participation of high-quality issues. Furthermore, three of our energy issues, Apache, BJ Services and XTO Energy performed well and our energy position stood at 7.3% at year-end, the highest in the Fund's history. We continue to feel that at least a market weighted energy position is appropriate in today's environment.

  In our judgment, the next 12 months will likely be characterized by slowing real growth, moderate inflation, relatively stable interest rates and somewhat restrictive monetary and fiscal policies. In such a challenging environment, we believe the Managed Growth Fund's focus on the highest quality mid-cap growth stocks to be rewarded.

1<F13> Beta is measurement of the volatility of a particular stock to the S&P 500 or other broad based index.

TAX-EXEMPT FUND

  The graph below compares the change in value of a $10,000 investment in the Tax-Exempt Fund with the Lehman 20-Year Municipal Bond Index for the past 10 fiscal years. The performance of the Fund shown below reflects a deduction of the maximum 3.50% sales charge and fund operating expenses.

                          AVERAGE ANNUAL TOTAL RETURN

                                1-Year           5-Year           10-Year
                                ------           ------           -------
Tax-Exempt:
  Class A                       0.74%             5.91%            5.58%

                             North Track               Lehman 20-Year
        Date               Tax-Exempt Fund          Municipal Bond Index
        ----               ---------------          --------------------
       10/31/94                 $9,650                     $10,000
       11/30/94                 $9,441                      $9,766
       12/31/94                 $9,683                     $10,073
        1/31/95                $10,018                     $10,467
        2/28/95                $10,331                     $10,847
        3/31/95                $10,445                     $10,971
        4/30/95                $10,453                     $10,969
        5/31/95                $10,827                     $11,383
        6/30/95                $10,669                     $11,208
        7/31/95                $10,725                     $11,266
        8/31/95                $10,876                     $11,420
        9/30/95                $10,943                     $11,510
       10/31/95                $11,131                     $11,755
       11/30/95                $11,308                     $12,015
       12/31/95                $11,431                     $12,183
        1/31/96                $11,486                     $12,245
        2/29/96                $11,395                     $12,105
        3/31/96                $11,243                     $11,911
        4/30/96                $11,200                     $11,863
        5/31/96                $11,196                     $11,877
        6/30/96                $11,340                     $12,044
        7/31/96                $11,421                     $12,162
        8/31/96                $11,390                     $12,143
        9/30/96                $11,597                     $12,388
       10/31/96                $11,718                     $12,537
       11/30/96                $11,940                     $12,799
       12/31/96                $11,861                     $12,723
        1/31/97                $11,842                     $12,710
        2/28/97                $11,939                     $12,846
        3/31/97                $11,702                     $12,644
        4/30/97                $11,837                     $12,784
        5/31/97                $12,036                     $13,014
        6/30/97                $12,173                     $13,178
        7/31/97                $12,635                     $13,621
        8/31/97                $12,390                     $13,453
        9/30/97                $12,578                     $13,639
       10/31/97                $12,661                     $13,739
       11/30/97                $12,744                     $13,850
       12/31/97                $12,976                     $14,102
        1/31/98                $13,102                     $14,260
        2/28/98                $13,036                     $14,270
        3/31/98                $12,982                     $14,290
        4/30/98                $12,872                     $14,217
        5/31/98                $13,164                     $14,474
        6/30/98                $13,180                     $14,539
        7/31/98                $13,181                     $14,570
        8/31/98                $13,447                     $14,822
        9/30/98                $13,617                     $15,031
       10/31/98                $13,505                     $14,983
       11/30/98                $13,546                     $15,052
       12/31/98                $13,529                     $15,085
        1/31/99                $13,691                     $15,246
        2/28/99                $13,558                     $15,182
        3/31/99                $13,586                     $15,235
        4/30/99                $13,600                     $15,276
        5/31/99                $13,435                     $15,161
        6/30/99                $13,136                     $14,915
        7/31/99                $13,119                     $14,933
        8/31/99                $12,848                     $14,693
        9/30/99                $12,758                     $14,646
       10/31/99                $12,457                     $14,343
       11/30/99                $12,638                     $14,557
       12/31/99                $12,456                     $14,379
      1/31/2000                $12,317                     $14,278
      2/29/2000                $12,497                     $14,551
      3/31/2000                $12,847                     $15,021
      4/30/2000                $12,736                     $14,878
      5/31/2000                $12,625                     $14,760
      6/30/2000                $12,995                     $15,246
      7/31/2000                $13,212                     $15,508
      8/31/2000                $13,445                     $15,806
      9/30/2000                $13,300                     $15,678
     10/31/2000                $13,487                     $15,894
     11/30/2000                $13,629                     $16,066
     12/31/2000                $14,135                     $16,569
      1/31/2001                $14,195                     $16,654
      2/28/2001                $14,191                     $16,714
      3/31/2001                $14,329                     $16,888
      4/30/2001                $14,051                     $16,641
      5/31/2001                $14,212                     $16,846
      6/30/2001                $14,341                     $16,988
      7/31/2001                $14,602                     $17,289
      8/31/2001                $14,860                     $17,602
      9/30/2001                $14,741                     $17,463
     10/31/2001                $14,966                     $17,695
     11/30/2001                $14,781                     $17,571
     12/31/2001                $14,547                     $17,374
      1/31/2002                $14,841                     $17,685
      2/28/2002                $15,074                     $17,899
      3/31/2002                $14,691                     $17,555
      4/30/2002                $14,998                     $17,878
      5/31/2002                $15,094                     $17,992
      6/30/2002                $15,272                     $18,170
      7/31/2002                $15,502                     $18,421
      8/31/2002                $15,681                     $18,659
      9/30/2002                $16,098                     $19,127
     10/31/2002                $15,773                     $18,769
     11/30/2002                $15,652                     $18,703
     12/31/2002                $16,024                     $19,114
      1/31/2003                $15,916                     $19,078
      2/28/2003                $16,164                     $19,362
      3/31/2003                $16,175                     $19,416
      4/30/2003                $16,306                     $19,591
      5/31/2003                $16,750                     $20,089
      6/30/2003                $16,654                     $19,979
      7/31/2003                $15,968                     $19,180
      8/31/2003                $16,081                     $19,337
      9/30/2003                $16,595                     $19,948
     10/31/2003                $16,481                     $19,868
     11/30/2003                $16,629                     $20,129
     12/31/2003                $16,761                     $20,322
      1/31/2004                $16,822                     $20,457
      2/29/2004                $17,080                     $20,798
      3/31/2004                $16,984                     $20,758
      4/30/2004                $16,546                     $20,240
      5/31/2004                $16,485                     $20,194
      6/30/2004                $16,531                     $20,285
      7/31/2004                $16,722                     $20,626
      8/31/2004                $17,039                     $21,063
      9/30/2004                $17,085                     $21,235
     10/31/2004                $17,205                     $21,485

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman 20-Year Municipal Bond Index is a broad-based index containing more than 5,000 issues with maturities ranging from 17 to 22 years. The issues comprising the Index are those with a total issue size of $50 million or more. The average quality rating of the municipal bonds included in the Index is "AA." The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

TOP SECTORS AS OF OCTOBER 31, 2004 AS A PERCENT OF PORTFOLIO PAR VALUE

Utility                                      28.6%
Education                                    27.7%
General Obligation                           22.5%
Other Revunue                                14.3%
Sales Tax                                     6.9%

FISCAL YEAR IN REVIEW

  Class A shares of the Tax-Exempt Fund posted a return of 4.39% (at NAV) for the year ended October 31, 2004 compared to its benchmark, the Lehman 20-Year Municipal Bond Index, which had a return of 8.14% for the same period. Aside from the variance related to Fund expenses, the difference in performance between the Fund and its benchmark was primarily due to the Fund's shorter duration, which was approximately 6.41 years, as compared to the benchmark of
10.16 years. Maintaining a shorter duration has helped to reduce the price volatility of the Fund.

  The Fund's Morningstar Municipal National Long peer group of approximately 96 funds had a total return of 5.62% for the year ending October 31, 2004. The Lehman General Obligation (GO) bond index, which generally reflects higher quality issues, returned 5.81% over the same period, slightly behind the overall Lehman Municipal Index at 6.03%. GO bonds account for 22.51% of the Fund. Over the same time period, the Lehman Insured Bond Index returned 6.22%. Insured Bonds, which may also be GO bonds, account for approximately 57.8% of the Fund.

  During the fiscal year, trading activity focused on realizing gains and liquidity management. As of October 31, 2004, approximately 77.5% of the portfolio's holdings carry an investment-grade rating of AAA. The remaining 22.5% are AA rated. The fund's three largest sectors are: utilities (28.6%), educational facilities (27.7%) and municipal general obligations (22.5%). Other sector holdings include revenue and sales tax revenue bonds. As of October 31, 2004, the Fund held approximately 0.4% cash.

  The Fund's duration of approximately 6.4 years at October 31, 2004 is down slightly from 7.3 years at the end of the 2003 fiscal year. Duration, a measure of risk in a bond portfolio, measures the sensitivity of a bond portfolio's market value to changes in interest rates. The duration was shortened as a conscious decision given the recent low interest rate environment. A shorter duration can be more advantageous to the Fund should an environment of rising interest rates occur in the months ahead. The average life is approximately 6.5 years.

GOVERNMENT FUND

  The graph below compares the change in value of a $10,000 investment in Class A shares of the Government Fund with the Merrill Lynch 1-5 Year Treasury Index over the past 10 fiscal years. The performance of the Fund shown below reflects a deduction of the maximum 3.50% sales charge and fund operating expenses. Performance of other share classes can be found on the inside front cover of this report.

                          AVERAGE ANNUAL TOTAL RETURN

                                1-Year           5-Year           10-Year
                                ------           ------           -------
Government:
  Class A                       -2.75%            3.96%            5.24%

                              North Track               Merrill Lynch 1-5
          Date              Government Fund            Year Treasury Index
          ----              ---------------            -------------------
         10/31/94                 $9,650                     $10,000
         11/30/94                 $9,586                      $9,946
         12/31/94                 $9,599                      $9,973
          1/31/95                 $9,764                     $10,127
          2/28/95                 $9,990                     $10,298
          3/31/95                $10,037                     $10,355
          4/30/95                $10,160                     $10,461
          5/31/95                $10,518                     $10,705
          6/30/95                $10,584                     $10,768
          7/31/95                $10,571                     $10,795
          8/31/95                $10,683                     $10,869
          9/30/95                $10,763                     $10,930
         10/31/95                $10,900                     $11,037
         11/30/95                $11,049                     $11,155
         12/31/95                $11,167                     $11,253
          1/31/96                $11,230                     $11,355
          2/29/96                $11,056                     $11,273
          3/31/96                $10,967                     $11,239
          4/30/96                $10,913                     $11,227
          5/31/96                $10,882                     $11,234
          6/30/96                $11,005                     $11,328
          7/31/96                $11,021                     $11,368
          8/31/96                $11,003                     $11,395
          9/30/96                $11,165                     $11,518
         10/31/96                $11,377                     $11,675
         11/30/96                $11,565                     $11,787
         12/31/96                $11,421                     $11,756
          1/31/97                $11,438                     $11,808
          2/28/97                $11,454                     $11,827
          3/31/97                $11,294                     $11,798
          4/30/97                $11,450                     $11,910
          5/31/97                $11,531                     $11,995
          6/30/97                $11,651                     $12,087
          7/31/97                $11,978                     $12,262
          8/31/97                $11,839                     $12,245
          9/30/97                $12,013                     $12,358
         10/31/97                $12,198                     $12,472
         11/30/97                $12,213                     $12,498
         12/31/97                $12,346                     $12,593
          1/31/98                $12,545                     $12,741
          2/28/98                $12,480                     $12,737
          3/31/98                $12,502                     $12,783
          4/30/98                $12,551                     $12,842
          5/31/98                $12,655                     $12,917
          6/30/98                $12,744                     $12,992
          7/31/98                $12,768                     $13,048
          8/31/98                $13,107                     $13,259
          9/30/98                $13,544                     $13,503
         10/31/98                $13,483                     $13,559
         11/30/98                $13,434                     $13,523
         12/31/98                $13,469                     $13,567
          1/31/99                $13,533                     $13,630
          2/28/99                $13,242                     $13,499
          3/31/99                $13,311                     $13,599
          4/30/99                $13,349                     $13,640
          5/31/99                $13,172                     $13,592
          6/30/99                $13,139                     $13,635
          7/31/99                $13,094                     $13,663
          8/31/99                $13,093                     $13,700
          9/30/99                $13,235                     $13,799
         10/31/99                $13,241                     $13,827
         11/30/99                $13,208                     $13,845
         12/31/99                $13,115                     $13,843
        1/31/2000                $13,035                     $13,816
        2/29/2000                $13,146                     $13,915
        3/31/2000                $13,393                     $14,032
        4/30/2000                $13,348                     $14,052
        5/31/2000                $13,380                     $14,110
        6/30/2000                $13,579                     $14,284
        7/31/2000                $13,673                     $14,375
        8/31/2000                $13,860                     $14,499
        9/30/2000                $13,872                     $14,613
       10/31/2000                $13,980                     $14,697
       11/30/2000                $14,256                     $14,864
       12/31/2000                $14,519                     $15,074
        1/31/2001                $14,606                     $15,262
        2/28/2001                $14,766                     $15,379
        3/31/2001                $14,835                     $15,510
        4/30/2001                $14,774                     $15,510
        5/31/2001                $14,807                     $15,588
        6/30/2001                $14,852                     $15,640
        7/31/2001                $15,092                     $15,863
        8/31/2001                $15,204                     $15,972
        9/30/2001                $15,477                     $16,281
       10/31/2001                $15,688                     $16,470
       11/30/2001                $15,502                     $16,369
       12/31/2001                $15,414                     $16,336
        1/31/2002                $15,459                     $16,381
        2/28/2002                $15,574                     $16,488
        3/31/2002                $15,342                     $16,311
        4/30/2002                $15,605                     $16,539
        5/31/2002                $15,691                     $16,636
        6/30/2002                $15,829                     $16,802
        7/31/2002                $16,056                     $17,075
        8/31/2002                $16,186                     $17,186
        9/30/2002                $16,429                     $17,413
       10/31/2002                $16,377                     $17,430
       11/30/2002                $16,256                     $17,324
       12/31/2002                $16,488                     $17,555
        1/31/2003                $16,479                     $17,530
        2/28/2003                $16,586                     $17,655
        3/31/2003                $16,574                     $17,677
        4/30/2003                $16,610                     $17,714
        5/31/2003                $16,697                     $17,867
        6/30/2003                $16,693                     $17,872
        7/31/2003                $16,447                     $17,659
        8/31/2003                $16,425                     $17,668
        9/30/2003                $16,621                     $17,919
       10/31/2003                $16,533                     $17,805
       11/30/2003                $16,497                     $17,792
       12/31/2003                $16,570                     $17,917
        1/31/2004                $16,609                     $17,972
        2/29/2004                $16,682                     $18,097
        3/31/2004                $16,739                     $18,190
        4/30/2004                $16,532                     $17,903
        5/31/2004                $16,466                     $17,871
        6/30/2004                $16,469                     $17,886
        7/31/2004                $16,544                     $17,974
        8/31/2004                $16,636                     $18,164
        9/30/2004                $16,622                     $18,154
       10/31/2004                $16,662                     $18,229

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Merrill Lynch 1-5 Year Treasury Index is an unmanaged market value weighted index consisting of U.S. Treasury securities with maturities of 1-5 years. On October 31, 2004 the index consisted of 54 securities with an average maturity of 2.5 years. The indices do not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the index.

ASSET ALLOCATION AS OF OCTOBER 31, 2004 AS A PERCENT OF TOTAL INVESTMENTS

U.S. Government Obligations                  63.6%
Agency Obligations                           22.9%
Repurchase Agreements                         8.3%
Other Short-Term Investments                  5.2%

FISCAL YEAR IN REVIEW

  The Government Fund's Class A Share total return (at NAV) for the fiscal year ending October 31, 2004 was 0.78%, while the Merrill Lynch 1-5 Treasury Index had a return of 2.38%. While the majority of the difference in performance between the Fund and its benchmark was due to fund operating expenses (1.36%), the Fund was positioned more conservatively with the expectation that interest rates would rise more dramatically during the year.

  As we opened the fiscal year the Government Fund was invested with 85% in U.S. Treasuries, 8% in mortgages and 7% in GNMA Collateralized Mortgage Obligations (CMOs). As we moved in to the first quarter of 2004 our expectation was for a more robust recovery. In the third and fourth quarter of 2003, GDP had been very strong, and while we did not expect this pace to continue, the 1st quarter of 2004 was a disappointment. As we entered 2004, the portfolio was positioned for a rising interest rate environment. Small Business Administration (SBA) floating rate paper and GNMA Project CMOs were added to increase the yield and to protect the portfolio against higher interest rates. Duration of the portfolio was shortened and is currently 0.35 years shorter than the benchmark. With the economy seeming to lose traction, the bond market rallied through the middle of March only to sell-off in April with strong employment numbers. The Federal Reserve (Fed) began to tighten, raising rates by 0.25% at the June meeting. Before the end of the fiscal year, the Fed raised rates two more times to 1.75%. The bond market did not react as expected, as the economy again entered a soft patch during the summer and Treasury yields moved lower across the curve. At the end of the fiscal year, the duration of Fund remains shorter than the benchmark and consisted of 73% in U.S. Treasuries, 7% in mortgages, 11% in GNMA CMOs and 8% in SBA floating rate bonds.

  Looking forward, we expect the Fed to raise rates two more times by the end of 2004, to 2.25%. We see the economy growing at 3% to 3.5% during 2005, with the Fed continuing to tighten at a measured pace.

WISCONSIN TAX-EXEMPT FUND

  The graph below compares the change in the value of a $10,000 investment in Class A Shares of the Wisconsin Tax-Exempt Fund with that of the Lehman 20-Year Municipal Bond Index since the Fund's inception. The performance of the Fund shown below reflects a deduction of the maximum 3.50% sales charge and fund operating expenses. Performance for other share classes can be found on the inside front cover of this report.

                          AVERAGE ANNUAL TOTAL RETURN

                                1-Year           5-Year           10-Year
                                ------           ------           -------
Wisconsin Tax-Exempt:
  Class A                       1.09%             5.51%            5.56%

                        North Track Wisconsin              Lehman 20-Year
        Date               Tax-Exempt Fund              Municipal Bond Index
        ----            ---------------------           --------------------
       10/31/94                 $9,650                         $10,000
       11/30/94                 $9,317                          $9,766
       12/31/94                 $9,579                         $10,073
        1/31/95                 $9,885                         $10,467
        2/28/95                $10,184                         $10,847
        3/31/95                $10,281                         $10,971
        4/30/95                $10,306                         $10,969
        5/31/95                $10,598                         $11,383
        6/30/95                $10,505                         $11,208
        7/31/95                $10,540                         $11,266
        8/31/95                $10,630                         $11,420
        9/30/95                $10,687                         $11,510
       10/31/95                $10,832                         $11,755
       11/30/95                $11,031                         $12,015
       12/31/95                $11,142                         $12,183
        1/31/96                $11,198                         $12,245
        2/29/96                $11,087                         $12,105
        3/31/96                $10,942                         $11,911
        4/30/96                $10,852                         $11,863
        5/31/96                $10,921                         $11,877
        6/30/96                $11,001                         $12,044
        7/31/96                $11,117                         $12,162
        8/31/96                $11,096                         $12,143
        9/30/96                $11,257                         $12,388
       10/31/96                $11,351                         $12,537
       11/30/96                $11,560                         $12,799
       12/31/96                $11,505                         $12,723
        1/31/97                $11,506                         $12,710
        2/28/97                $11,624                         $12,846
        3/31/97                $11,461                         $12,644
        4/30/97                $11,568                         $12,784
        5/31/97                $11,747                         $13,014
        6/30/97                $11,867                         $13,178
        7/31/97                $12,143                         $13,621
        8/31/97                $12,036                         $13,453
        9/30/97                $12,182                         $13,639
       10/31/97                $12,245                         $13,739
       11/30/97                $12,319                         $13,850
       12/31/97                $12,505                         $14,102
        1/31/98                $12,603                         $14,260
        2/28/98                $12,615                         $14,270
        3/31/98                $12,627                         $14,290
        4/30/98                $12,615                         $14,217
        5/31/98                $12,764                         $14,474
        6/30/98                $12,814                         $14,539
        7/31/98                $12,840                         $14,570
        8/31/98                $12,979                         $14,822
        9/30/98                $13,128                         $15,031
       10/31/98                $13,113                         $14,983
       11/30/98                $13,150                         $15,052
       12/31/98                $13,173                         $15,085
        1/31/99                $13,299                         $15,246
        2/28/99                $13,297                         $15,182
        3/31/99                $13,320                         $15,235
        4/30/99                $13,355                         $15,276
        5/31/99                $13,273                         $15,161
        6/30/99                $13,086                         $14,915
        7/31/99                $13,108                         $14,933
        8/31/99                $12,986                         $14,693
        9/30/99                $12,941                         $14,646
       10/31/99                $12,673                         $14,343
       11/30/99                $12,802                         $14,557
       12/31/99                $12,679                         $14,379
      1/31/2000                $12,566                         $14,278
      2/29/2000                $12,683                         $14,551
      3/31/2000                $12,989                         $15,021
      4/30/2000                $12,875                         $14,878
      5/31/2000                $12,721                         $14,760
      6/30/2000                $13,059                         $15,246
      7/31/2000                $13,247                         $15,508
      8/31/2000                $13,462                         $15,806
      9/30/2000                $13,386                         $15,678
     10/31/2000                $13,532                         $15,894
     11/30/2000                $13,625                         $16,066
     12/31/2000                $13,913                         $16,569
      1/31/2001                $14,063                         $16,654
      2/28/2001                $14,113                         $16,714
      3/31/2001                $14,249                         $16,888
      4/30/2001                $14,084                         $16,641
      5/31/2001                $14,206                         $16,846
      6/30/2001                $14,326                         $16,988
      7/31/2001                $14,520                         $17,289
      8/31/2001                $14,728                         $17,602
      9/30/2001                $14,675                         $17,463
     10/31/2001                $14,827                         $17,695
     11/30/2001                $14,717                         $17,571
     12/31/2001                $14,548                         $17,374
      1/31/2002                $14,801                         $17,685
      2/28/2002                $14,968                         $17,899
      3/31/2002                $14,638                         $17,555
      4/30/2002                $14,940                         $17,878
      5/31/2002                $15,049                         $17,992
      6/30/2002                $15,188                         $18,170
      7/31/2002                $15,372                         $18,421
      8/31/2002                $15,584                         $18,659
      9/30/2002                $15,859                         $19,127
     10/31/2002                $15,635                         $18,769
     11/30/2002                $15,597                         $18,703
     12/31/2002                $15,895                         $19,114
      1/31/2003                $15,874                         $19,078
      2/28/2003                $16,066                         $19,362
      3/31/2003                $16,105                         $19,416
      4/30/2003                $16,219                         $19,591
      5/31/2003                $16,518                         $20,089
      6/30/2003                $16,459                         $19,979
      7/31/2003                $16,027                         $19,180
      8/31/2003                $16,122                         $19,337
      9/30/2003                $16,452                         $19,948
     10/31/2003                $16,391                         $19,868
     11/30/2003                $16,519                         $20,129
     12/31/2003                $16,630                         $20,322
      1/31/2004                $16,695                         $20,457
      2/29/2004                $16,887                         $20,798
      3/31/2004                $16,826                         $20,758
      4/30/2004                $16,539                         $20,240
      5/31/2004                $16,492                         $20,194
      6/30/2004                $16,556                         $20,285
      7/31/2004                $16,734                         $20,626
      8/31/2004                $16,992                         $21,063
      9/30/2004                $17,057                         $21,235
     10/31/2004                $17,172                         $21,485

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman 20-Year Municipal Bond Index is a broad-based index containing more than 5,000 issues with maturities ranging from 17-22 years. The issues comprising the index are those with a total issue size of $50 million or more. The average quality rating of the municipal bonds included in the Index is "AA." The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

TOP SECTORS AS OF OCTOBER 31, 2004 AS A PERCENT OF PORTFOLIO PAR VALUE

Prerefunded/US Govt Guaranteed               25.3%
Lease Revenue                                22.1%
Other Revenue                                12.3%
Multifamily Housing                           9.4%
Education                                     8.6%
Sales Tax                                     7.9%
Retirement/Health Care                        6.1%
All Other                                     8.3%

FISCAL YEAR IN REVIEW

  Class A shares of the Wisconsin Tax-Exempt Fund had a return of 3.26% (at
NAV) for the ten-month period ended October 31, 2004, compared to the Lehman 20-year Municipal Bond Index which returned 5.73%. Excluding expenses charged, the difference in performance between the Fund and its benchmark is primarily due to the Fund's shorter duration, which was approximately 6.34 years, as compared to the benchmark of 10.16 years. Maintaining a shorter duration has helped reduce the price volatility of the Fund.

  The Fund's Morningstar Municipal Single State Long peer group of approximately 108 funds had a total return of 2.85% for the ten-month period ended October 31, 2004. The Lehman General Obligation (GO) bond index, which generally reflects higher quality issues, returned 4.21% over the same time period, slightly ahead of the overall Lehman Municipal Index at 4.08%. Over the same period, the Lehman Insured Bond Index returned 4.16%.

  During the ten-month period ending October 31, 2004, trading activity focused on a few primary goals, most important of which was maintaining credit quality and reinvesting maturing bond proceeds. As of October 31, 2004, approximately half of the portfolio's holdings carried an outright investment-grade rating with 50.9% in the AAA to BBB categories. Another 16.6% are pre-refunded bonds. Pre-refunded bonds are backed by an escrow or trust containing US Treasury securities that ensures the timely payment of principal and interest on the bonds' call or maturity dates. As a result, pre-refunded bonds generally are regarded to be equivalent to "AAA" rated securities and thus do not involve the same credit risks as revenue bonds or general obligation bonds without this credit enhancement. Of the remaining 32.5% in "non-rated" issues, 27.2% are credit-enhanced by insurance, letters of credit or government collateral. In addition, the Fund benefits from a broad sector distribution and has over 250 individual security positions. We continue the ongoing repositioning of the Fund to improve credit quality and reduce holdings subject to AMT (alternative minimum tax) when feasible. Positions subject to AMT as of October 31, 2004 is 5.38%, down from 5.40% as of December 31, 2003.

  The Fund's duration is approximately 6.34 years at October 31, 2004, up from
6.23 years at year-end December 31, 2003 and significantly less than the Lehman 20-year Municipal Bond Index at 10.16 years. Duration, a measure of risk in a bond portfolio, measures the sensitivity of a bond portfolio's market value to changes in interest rates. The duration was shortened as a conscious decision given the recent low interest rate environment. This was accomplished primarily through the addition of variable-rate bond holdings in the Fund that should benefit from an increase in short term interest rates. A shorter duration would prove to be more advantageous should an environment of rising interest rates occur in the months ahead. The Fund's shorter duration assisted in maintaining a desirable income level with less volatility when compared to the Insured Bond Index and its Morningstar peer group. The average life is approximately 6.4 years. Finally, the North Track Fund continues to have a high concentration of Wisconsin issues at 80.6%.

  During 2004, the Wisconsin Tax-Exempt Fund changed its fiscal year-end to October 31 from December 31.

                            NORTH TRACK FUNDS, INC.

                               S&P 100 INDEX FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2004

                                                        NUMBER
                                                      OF SHARES      MARKET
                                                     OR PAR VALUE     VALUE
                                                     ------------    ------
COMMON STOCKS -- 99.8%

CONSUMER  DISCRETIONARY -- 7.7%
#<F16>    Black & Decker Corporation                      2,783   $    223,419
          Boise Cascade Corporation                       2,989         88,235
          Clear Channel Communications, Inc.             20,277        677,252
#<F16>    Walt Disney Company                            70,590      1,780,280
          Eastman Kodak Company                           9,915        300,226
#<F16>    Ford Motor Company                             62,870        819,196
#<F16>    General Motors Corporation                     19,399        747,831
          Harrah's Entertainment, Inc.                    3,856        225,653
          The Home Depot, Inc.                           75,414      3,098,007
#<F16>    Limited Brands                                 16,202        401,486
#<F16>    May Department Stores Company                  10,035        261,512
          McDonald's Corporation                         43,140      1,257,531
          Radioshack Corporation                          5,489        164,286
#<F16>    Sears, Roebuck and Company                      7,271        254,485
*<F14>    Time Warner, Inc.                             157,062      2,613,512
*<F14>    Toys "R" Us, Inc.                               7,327        131,959
          Viacom Inc., Class B                           59,565      2,173,527
                                                                  ------------
                                                                    15,218,397
                                                                  ------------

CONSUMER STAPLES -- 14.1%
          Altria Group, Inc.                             70,494      3,416,139
          Anheuser-Busch Companies, Inc.                 27,520      1,374,624
          Avon Products, Inc.                            16,240        642,292
#<F16>    Campbell Soup Company                          14,138        379,464
          Coca-Cola Company                              83,306      3,387,222
          Colgate-Palmolive Company                      18,223        813,110
          Gillette Company                               34,387      1,426,373
          Heinz (H.J.) Company                           11,988        435,764
          PepsiCo, Inc.                                  58,160      2,883,573
          Procter & Gamble Company                       87,334      4,469,754
          Sara Lee Corporation                           27,274        634,939
          Wal-Mart Stores, Inc.                         145,698      7,856,036
                                                                  ------------
                                                                    27,719,290
                                                                  ------------

ENERGY -- 7.0%
          Baker Hughes, Inc.                             11,456        490,661
#<F16>    El Paso Energy Corporation                     22,071        197,315
          Exxon Mobil Corporation                       223,404     10,995,945
          Halliburton Company                            15,202        563,082
          Schlumberger Limited                           20,309      1,278,248
          Williams Companies, Inc.                       19,132        239,341
                                                                  ------------
                                                                    13,764,592
                                                                  ------------

FINANCIAL SERVICES -- 20.1%
          The Allstate Corporation                       23,793      1,144,205
          American Express Company                       43,536      2,310,456
          American International Group, Inc.             89,480      5,432,331
          Bank of America Corporation                   139,704      6,257,342
          Citigroup, Inc.                               177,908      7,893,778
          The Goldman Sachs Group, Inc.                  16,754      1,648,259
          The Hartford Financial
            Services Group, Inc.                         10,146        593,338
          JPMorgan Chase & Company                      122,373      4,723,598
          Lehman Brothers Holdings, Inc.                  9,307        764,570
          Merrill Lynch & Company, Inc.                  32,281      1,741,237
          Morgan Stanley                                 37,752      1,928,750
          U.S. Bancorp                                   64,513      1,845,717
          Wells Fargo & Company                          58,024      3,465,193
                                                                  ------------
                                                                    39,748,774
                                                                  ------------

HEALTH CARE -- 12.1%
*<F14>    Amgen, Inc.                                    43,485      2,469,948
          Baxter International, Inc.                     21,154        650,697
          Bristol-Myers Squibb Company                   66,806      1,565,265
#<F16>    CIGNA Corporation                               4,780        303,339
#<F16>    HCA, Inc.                                      16,574        608,763
          Johnson & Johnson                             101,946      5,951,607
*<F14>    MedImmune, Inc.                                 8,637        245,464
          Medtronic, Inc.                                41,522      2,122,189
          Merck & Company, Inc.                          76,185      2,385,352
          Pfizer, Inc.                                  259,351      7,508,211
                                                                  ------------
                                                                    23,810,835
                                                                  ------------

INDUSTRIALS -- 12.2%
          3M Company                                     26,900      2,086,633
          The Boeing Company                             28,812      1,437,719
          Burlington Northern
            Santa Fe Corporation                         12,833        536,548
#<F16>    Delta Air Lines, Inc.                           4,484         24,438
          FedEx Corporation                              10,310        939,447
          General Dynamics Corporation                    6,904        705,036
+<F15>    General Electric Company                      362,634     12,373,072
          Honeywell International, Inc.                  29,505        993,728
          Norfolk Southern Corporation                   13,507        458,563
          Raytheon Company                               15,468        564,273
          Rockwell Automation, Inc.                       6,358        265,065
          Tyco International Ltd.                        69,014      2,149,786
          United Technologies Corporation                17,553      1,629,269
                                                                  ------------
                                                                    24,163,577
                                                                  ------------

INFORMATION TECHNOLOGY -- 18.4%
*<F14>    Cisco Systems, Inc.                           232,295      4,462,387
*#        Computer Sciences Corporation                   6,533        324,494
<F14><F16>
*<F14>    Dell Computer Corporation                      85,760      3,006,746
*<F14>    EMC Corporation                                82,559      1,062,534
          Hewlett-Packard Company                       103,765      1,936,255
          Intel Corporation                             220,322      4,904,368
          International Business
            Machines Corporation                         57,548      5,164,933
#<F16>    Lucent Technologies, Inc.                     147,917        525,105
          Microsoft Corporation                         373,468     10,453,369
          National Semiconductor Corporation             12,236        204,341
*<F14>    Oracle Corporation                            177,677      2,249,391
          Texas Instruments, Inc.                        59,473      1,454,115
*<F14>    Unisys Corporation                             11,537        122,523
#<F16>    Xerox Corporation                              28,822        425,701
                                                                  ------------
                                                                    36,296,262
                                                                  ------------

MATERIALS -- 2.6%
          Alcoa, Inc.                                    29,850        970,125
          Allegheny Technologies, Inc.                    3,303         55,523
          Dow Chemical Company                           32,275      1,450,439
          DuPont (E.I.) de Nemours
            and Company                                  34,248      1,468,212
          International Paper Company                    16,702        643,194
          Weyerhaeuser Company                            8,272        518,158
                                                                  ------------
                                                                     5,105,651
                                                                  ------------

TELECOMMUNICATION -- 4.1%
          AT&T Corp.                                     27,379        468,455
*<F14>    Nextel Communications, Inc.                    38,273      1,013,852
          SBC Communications, Inc.                      113,829      2,875,321
          Verizon Communications                         95,070      3,717,237
                                                                  ------------
                                                                     8,074,865
                                                                  ------------

UTILITIES -- 1.5%
*<F14>    The AES Corporation                            22,250        242,525
          American Electric Power
            Company, Inc.                                13,611        448,210
          Entergy Corporation                             7,773        508,043
          Exelon Corporation                             22,726        900,404
#<F16>    Southern Company                               25,369        801,407
                                                                  ------------
                                                                     2,900,589
                                                                  ------------
Total Common Stocks
  (Cost $169,523,843)                                              196,802,832
                                                                  ------------

SHORT-TERM INVESTMENTS -- 4.6%

COMMERCIAL PAPER -- 0.8%
\<F17>    Four Winds Funding DCP
            1.920%, due 11-01-2004                      645,611        645,508
\<F17>    Kaiser Foundation Hospital
            1.900%, due 11-01-2004                      322,806        322,755
\<F17>    Morgan Stanley Dean Witter CP
            1.955%, due 02-18-2005                      645,611        645,611
                                                                  ------------
                                                                     1,613,874
                                                                  ------------

MASTER NOTE -- 0.2%
\<F17>    Bear Stearns & Company
            2.025%, due 11-03-2004                      322,806        322,806
                                                                  ------------
                                                                       322,806
                                                                  ------------

MEDIUM TERM NOTES -- 0.6%
\<F17>    CSFB Bank MTN
            1.995%, due 11-09-2004                      322,806        324,089
\<F17>    First Tennessee Bank MTN
            1.830%, due 06-07-2005                      645,610        645,481
\<F17>    Lehman Brothers MTN
            1.965%, due 05-16-2005                      322,806        322,806
                                                                  ------------
                                                                     1,292,376
                                                                  ------------

REPURCHASE AGREEMENTS -- 2.6%
\<F17>    Bear Stearns & Company
            Triparty Repurchase Agreement
            1.995%, due 11-01-2004
            collateralized by Fanniemae Strip,
            due 06-01-2033                            3,228,057      3,228,057
\<F17>    Lehman Brothers Triparty
            Repurchase Agreement
            1.945%, due 11-01-2004
            collateralized by various
            asset backed securities,
            due 2006 to 2034                          1,930,244      1,930,244
                                                                  ------------
                                                                     5,158,301
                                                                  ------------

MONEY MARKET -- 0.4%
          Highmark Diversified Money Market
            Fund, Fiduciary Shares                      829,214        829,214
                                                                  ------------
Total Short-Term Investments
  (Cost $9,216,571)                                                  9,216,571
                                                                  ------------

TOTAL INVESTMENTS -- 104.4%
  (COST $178,740,414)                                              206,019,403
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (4.2)%                                      (8,387,357)
OTHER LIABILITIES,
  LESS OTHER ASSETS -- (0.2)%                                         (349,348)
                                                                  ------------
NET ASSETS -- 100.0%                                              $197,282,698
                                                                  ------------
                                                                  ------------

*<F14>    Non-income producing
+<F15>    Designated as collateral against futures
#<F16>    Loaned securities
\<F17> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                            PSE TECH 100 INDEX FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2004

                                                       NUMBER
                                                      OF SHARES      MARKET
                                                    OR PAR VALUE      VALUE
                                                    ------------      -----
COMMON STOCKS -- 99.8%

AEROSPACE & DEFENSE -- 4.5%
          Goodrich Corporation                          157,085   $  4,842,930
          Lockheed Martin Corporation                   157,085      8,653,813
          Raytheon Company                              157,085      5,730,461
                                                                  ------------
                                                                    19,227,204
                                                                  ------------

BIOTECHNOLOGY -- 10.9%
*<F18>    Amgen, Inc.                                   157,085      8,922,428
          Applera Corporation -
            Applied Biosystems Group                    157,085      2,997,182
*#        Biogen Idec, Inc.                             157,085      9,136,064
<F18><F20>
*#        Chiron Corporation                            157,085      5,092,696
<F18><F20>
*<F18>    Genentech, Inc.                               157,084      7,152,034
*#        Genzyme Corporation -
<F18><F20>  General Division                            157,085      8,242,250
*<F18>    MedImmune, Inc.                               157,085      4,464,356
                                                                  ------------
                                                                    46,007,010
                                                                  ------------

COMMUNICATIONS EQUIPMENT -- 9.6%
*<F18>    3Com Corporation                              157,085        650,332
*<F18>    ADC Telecommunications, Inc.                  157,085        347,158
#<F20>    Alcatel ADR                                   157,085      2,295,012
*<F18>    CIENA Corporation                             157,085        388,000
*<F18>    Cisco Systems, Inc.                           157,085      3,017,603
          Corning, Inc.                                 157,085      1,798,623
#<F20>    Harris Corporation                            157,085      9,665,440
*#        JDS Uniphase Corporation                      157,085        497,959
<F18><F20>
*<F18>    Juniper Networks, Inc.                        157,085      4,180,032
          Motorola, Inc.                                157,085      2,711,287
#<F20>    Nokia Corp - ADR                              157,085      2,422,251
          Nortel Networks Corporation                   157,085        532,518
          QUALCOMM, Inc.                                157,085      6,567,724
          Scientific-Atlanta, Inc.                      157,085      4,302,558
*#        Tellabs, Inc.                                 157,085      1,256,680
<F18><F20>
                                                                  ------------
                                                                    40,633,177
                                                                  ------------

COMPUTERS & PERIPHERALS -- 12.6%
*#        Adaptec, Inc.                                 157,085      1,225,263
<F18><F20>
*<F18>    Apple Computer, Inc.                          157,085      8,251,675
*<F18>    Dell Computer Corporation                     157,085      5,507,400
*<F18>    EMC Corporation                               157,085      2,021,684
*#        Gateway, Inc.                                 157,085        918,947
<F18><F20>
          Hewlett-Packard Company                       157,085      2,931,206
+<F19>    International Business
            Machines Corporation                        157,085     14,098,379
*<F18>    NCR Corporation                               157,085      8,851,740
*<F18>    Network Appliance, Inc.                       157,085      3,843,870
*#        Quantum Corporation -
<F18><F20>  DLT & Storage Systems                       157,085        420,988
*<F18>    Storage Technology Corporation                157,085      4,244,437
*#        Sun Microsystems, Inc.                        157,085        711,595
<F18><F20>
                                                                  ------------
                                                                    53,027,184
                                                                  ------------

ELECTRICAL EQUIPMENT -- 0.7%
          American Power
            Conversion Corporation                      157,085      3,028,599
                                                                  ------------
                                                                     3,028,599
                                                                  ------------

ELECTRONIC EQUIPMENT
  & INSTRUMENTS -- 3.7%
*<F18>    Agilent Technologies, Inc.                    157,085      3,936,550
*#        Coherent, Inc.                                157,085      3,790,461
<F18><F20>
*#        Solectron Corporation                         157,085        819,984
<F18><F20>
          Symbol Technologies, Inc.                     157,085      2,307,579
          Tektronix, Inc.                               157,085      4,764,388
                                                                  ------------
                                                                    15,618,962
                                                                  ------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 10.6%
          Biomet, Inc.                                  157,085      7,332,728
*<F18>    Boston Scientific Corporation                 157,085      5,545,101
          Medtronic, Inc.                               157,085      8,028,614
          Millipore Corporation                         157,085      7,224,339
*<F18>    St. Jude Medical, Inc.                        157,085     12,027,998
*<F18>    Thermo Electron Corporation                   157,085      4,555,465
                                                                  ------------
                                                                    44,714,245
                                                                  ------------

INTERNET SOFTWARE
  & SERVICES -- 1.3%
*<F18>    Yahoo!, Inc.                                  157,086      5,684,942
                                                                  ------------
                                                                     5,684,942
                                                                  ------------

IT SERVICES -- 8.8%
          Automatic Data Processing, Inc.               157,085      6,815,918
*#        Computer Sciences Corporation                 157,085      7,802,412
<F18><F20>
*<F18>    DST System, Inc.                              157,085      7,045,262
          Electronic Data Systems                       157,085      3,341,198
          First Data Corporation                        157,085      6,484,469
*<F18>    SunGard Data Systems, Inc.                    157,085      4,161,182
*<F18>    Unisys Corporation                            157,085      1,668,243
                                                                  ------------
                                                                    37,318,684
                                                                  ------------

MEDIA -- 0.6%
*<F18>    Time Warner, Inc.                             157,085      2,613,894
                                                                  ------------
                                                                     2,613,894
                                                                  ------------

OFFICE ELECTRONICS -- 0.6%
#<F20>    Xerox Corporation                             157,085      2,320,145
                                                                  ------------
                                                                     2,320,145
                                                                  ------------

SEMICONDUCTORS &
  SEMICONDUCTOR EQUIPMENT -- 15.7%
*#        Advanced Micro Devices, Inc.                  157,085      2,642,170
<F18><F20>
          Analog Devices, Inc.                          157,085      6,324,242
*#        Applied Materials, Inc.                       157,085      2,529,068
<F18><F20>
*#        Cypress Semiconductor Corporation             157,085      1,654,105
<F18><F20>
          Intel Corporation                             157,085      3,496,712
*#        KLA-Tencor Corporation                        157,085      7,152,080
<F18><F20>
*#        Kulicke & Soffa Industries, Inc.              157,085      1,121,587
<F18><F20>
*<F18>    Lam Research Corporation                      157,085      4,088,923
          Linear Technology Corporation                 157,085      5,950,380
*<F18>    LSI Logic Corporation                         157,085        714,737
          Maxim Integrated Products, Inc.               157,085      6,910,169
*<F18>    Micron Technology, Inc.                       157,085      1,913,295
          National Semiconductor Corporation            157,086      2,623,336
#<F20>    Novellus Systems, Inc.                        157,085      4,070,072
*<F18>    Standard Microsystems Corporation             157,085      3,459,012
*#        Teradyne, Inc.                                157,085      2,601,328
<F18><F20>
          Texas Instruments, Inc.                       157,085      3,840,728
*#        Vitesse Semiconductors                        157,085        427,271
<F18><F20>
          Xilinx, Inc.                                  157,085      4,806,801
                                                                  ------------
                                                                    66,326,016
                                                                  ------------

SOFTWARE -- 19.2%
          Adobe Systems, Inc.                           157,085      8,801,473
          Autodesk, Inc.                                157,085      8,286,234
*<F18>    BEA Systems, Inc.                             157,085      1,275,530
*<F18>    BMC Software, Inc.                            157,085      2,972,048
*<F18>    Cadence Design Systems, Inc.                  157,085      1,954,137
*<F18>    Check Point Software
            Technologies Ltd.                           157,085      3,553,420
#<F20>    Computer Associates
            International, Inc.                         157,085      4,352,825
*<F18>    Compuware Corporation                         157,085        909,522
*#        Electronic Arts, Inc.                         157,085      7,056,258
<F18><F20>
*<F18>    McAfee, Inc.                                  157,085      3,801,457
#<F20>    Mentor Graphics Corporation                   157,085      1,828,469
          Microsoft Corporation                         157,085      4,396,809
*#        Novell, Inc.                                  157,085      1,129,441
<F18><F20>
*<F18>    Oracle Corporation                            157,085      1,988,696
*<F18>    PeopleSoft, Inc.                              157,085      3,262,655
          SAP AG - ADR                                  157,085      6,699,675
*<F18>    Siebel Systems, Inc.                          157,085      1,492,308
*<F18>    Sybase, Inc.                                  157,085      2,486,656
*<F18>    Symantec Corporation                          157,085      8,944,420
*#        Synopsys, Inc.                                157,085      2,551,060
<F18><F20>
*#        VERITAS Software Corporation                  157,085      3,437,020
<F18><F20>
                                                                  ------------
                                                                    81,180,113
                                                                  ------------

WIRELESS TELECOMMUNICATIONS
  SERVICES -- 1.0%
*#        Nextel Communications, Inc.                   157,085      4,161,182
<F18><F20>
                                                                  ------------
                                                                     4,161,182
                                                                  ------------
Total Common Stocks
  (Cost $580,994,129)                                              421,861,357
                                                                  ------------

SHORT-TERM INVESTMENTS -- 19.9%

COMMERCIAL PAPER -- 3.8%
\<F21>    Four Winds Funding DCP
            1.920%, due 11-01-2004                    6,380,207      6,379,186
\<F21>    Kaiser Foundation Hospital
            1.900%, due 11-01-2004                    3,190,102      3,189,597
\<F21>    Morgan Stanley Dean Witter CP
            1.955%, due 02-18-2005                    6,380,207      6,380,207
                                                                  ------------
                                                                    15,948,990
                                                                  ------------

MASTER NOTE -- 0.7%
\<F21>    Bear Stearns & Company
            2.025%, due 11-03-2004                    3,190,103      3,190,103
                                                                  ------------
                                                                     3,190,103
                                                                  ------------

MEDIUM TERM NOTES -- 3.0%
\<F21>    CSFB Bank MTN
            1.995%, due 11-09-2004                    3,190,103      3,202,787
\<F21>    First Tennessee Bank MTN
            1.830%, due 06-07-2005                    6,380,207      6,378,918
\<F21>    Lehman Brothers MTN
            1.965%, due 05-16-2005                    3,190,102      3,190,102
                                                                  ------------
                                                                    12,771,807
                                                                  ------------

REPURCHASE AGREEMENTS -- 12.1%
\<F21>    Bear Stearns & Company
            Triparty Repurchase Agreement
            1.995%, due 11-01-2004
            collateralized by Fanniemae Strip,
            due 06-01-2033                           31,901,033     31,901,033
\<F21>    Lehman Brothers Triparty
            Repurchase Agreement
            1.945%, due 11-01-2004
            collateralized by various
            asset backed securities,
            due 2006 to 2034                         19,075,499     19,075,499
                                                                  ------------
                                                                    50,976,532
                                                                  ------------

MONEY MARKET -- 0.3%
          Highmark Diversified Money Market
            Fund, Fiduciary Shares                                   1,470,957
                                                                  ------------
Total Short-Term Investments
  (Cost $84,358,389)                                                84,358,389
                                                                  ------------

TOTAL INVESTMENTS -- 119.7%
  (COST $665,352,518)                                              506,219,746
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (19.6)%                                    (82,887,432)
OTHER LIABILITIES,
  LESS OTHER ASSETS -- (0.1)%                                         (500,506)
                                                                  ------------
NET ASSETS -- 100.0%                                              $422,831,808
                                                                  ------------
                                                                  ------------

*<F18>    Non-income producing
+<F19>    Designated as collateral against futures
#<F20>    Loaned securities
\<F21> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                    DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2004

                                                         NUMBER
                                                        OF SHARES     MARKET
                                                      OR PAR VALUE     VALUE
                                                      ------------    ------
COMMON STOCKS -- 99.6%

BIOTECHNOLOGY -- 15.5%
*#        Affymetrix, Inc.                                4,667    $   142,344
<F22><F23>
*<F22>    Amgen, Inc.                                    47,440      2,694,592
*#        Amylin Pharmaceuticals, Inc.                    6,415        136,640
<F22><F23>
          Applera Corporation -
            Applied Biosystems Group                     13,652        260,480
*<F22>    Biogen Idec, Inc.                              17,070        992,791
*#        Celgene Corporation                            10,640        315,157
<F22><F23>
*#        Cephalon, Inc.                                  4,113        196,067
<F22><F23>
*<F22>    Charles River Laboratories
            International, Inc.                           4,557        213,222
*<F22>    Chiron Corporation                              5,861        190,014
*<F22>    Embrex, Inc.                                   13,910        181,943
*<F22>    Genentech, Inc.                                22,916      1,043,365
*<F22>    Gen-Probe, Inc.                                 3,790        132,802
*#        Genzyme Corporation -
<F22><F23>  General Division                             12,609        661,594
*#        Gilead Sciences, Inc.                          22,362        774,396
<F22><F23>
*<F22>    Human Genome Sciences, Inc.                    10,498        108,024
*#        ICOS Corporation                                4,667        105,101
<F22><F23>
#<F23>    ImClone Systems, Inc.                           4,600        201,480
*<F22>    Invitrogen Corporation                          3,729        215,909
#<F23>    Martek Biosciences Corporation                  1,160         54,585
*<F22>    MedImmune, Inc.                                13,386        380,430
*<F22>    Millennium Pharmaceuticals, Inc.               20,899        271,269
*#        NPS Pharmaceuticals, Inc.                       3,370         57,559
<F22><F23>
*<F22>    Neurocrine Biosciences, Inc.                    2,817        131,131
*<F22>    OSI Pharmaceuticals, Inc.                       2,800        181,944
*<F22>    Protein Design Labs, Inc.                       7,233        138,512
*<F22>    Techne Corporation                              3,015        108,600
                                                                   -----------
                                                                     9,889,951
                                                                   -----------

CHEMICALS -- 1.0%
          Monsanto Company                               15,053        643,516
                                                                   -----------
                                                                       643,516
                                                                   -----------

HEALTH CARE EQUIPMENT
  AND SUPPLIES -- 20.2%
          Alcon, Inc.                                     5,065        360,628
          Bausch & Lomb, Inc.                             5,429        330,952
          Baxter International, Inc.                     30,937        951,622
          Beckman Coulter, Inc.                           4,210        250,495
          Becton Dickinson and Company                   15,022        788,655
          Biomet, Inc.                                   13,303        620,984
*<F22>    Boston Scientific Corporation                  29,384      1,037,255
          C. R. Bard, Inc.                                6,572        373,290
*<F22>    Cytyc Corporation                               7,946        207,311
#<F23>    DENTSPLY International, Inc.                    4,881        253,861
*#        Edwards Lifesciences Corporation                4,518        154,425
<F22><F23>
          Fisher Scientific International, Inc.           7,159        410,640
          Guidant Corporation                            15,710      1,046,600
          Hillenbrand Industries, Inc.                    4,155        206,836
*<F22>    Hospira, Inc.                                  10,200        325,482
*<F22>    IDEXX Laboratories, Inc.                        2,705        134,817
          Medtronic, Inc.                                47,430      2,424,147
*<F22>    Respironics, Inc.                               3,010        153,781
*<F22>    STERIS Corporation                              5,409        112,129
*<F22>    St. Jude Medical, Inc.                          9,562        732,162
          Stryker Corporation                            15,248        657,036
          Varian Medical Systems, Inc.                    8,844        355,087
*<F22>    Zimmer Holdings, Inc.                          12,442        965,375
                                                                   -----------
                                                                    12,853,570
                                                                   -----------

HEALTH CARE PROVIDERS
  AND SERVICES -- 19.8%
*<F22>    Accredo Health, Inc.                            3,886         89,495
          Aetna, Inc.                                     9,675        919,125
*<F22>    Andrx Group                                     5,625        121,725
*<F22>    Anthem, Inc.                                    7,727        621,251
*#        Apria Healthcare Group, Inc.                    3,894        106,540
<F22><F23>
*<F22>    Caremark Rx, Inc.                              24,746        741,638
#<F23>    CIGNA Corporation                              10,128        642,723
*<F22>    Covance, Inc.                                   4,572        181,600
*<F22>    Coventry Health Care, Inc.                      5,042        206,218
*<F22>    DaVita, Inc.                                    9,724        288,025
*<F22>    Express Scripts, Inc. - Class A                 4,120        263,680
*<F22>    First Health Group Corporation                  1,798         28,624
*<F22>    Gentiva Health Services, Inc.                   5,700         96,701
#<F23>    HCA, Inc.                                      23,956        879,904
          Health Management Associates,
            Inc. - Class A                               15,819        326,820
*<F22>    Health Net, Inc.                                4,340        105,288
*<F22>    Humana, Inc.                                   11,182        214,135
*<F22>    Laboratory Corporation
            of America Holdings                           8,930        408,994
*<F22>    Lincare Holdings, Inc.                          6,877        252,798
          Manor Care, Inc.                                6,388        209,143
*<F22>    Medco Health Solutions, Inc.                   15,820        536,456
          Omnicare, Inc.                                  7,283        200,938
*<F22>    PacifiCare Health Systems, Inc.                 9,870        351,569
*<F22>    Patterson Companies, Inc.                       7,756        290,850
*<F22>    Pharmaceutical Product
            Development, Inc.                             3,768        159,123
#<F23>    Quest Diagnostics, Inc.                         4,946        432,973
*<F22>    Renal Care Group, Inc.                          4,981        157,200
*<F22>    Service Corporation International              34,170        225,864
*<F22>    Tenet Healthcare Corporation                   30,200        323,744
*<F22>    Triad Hospitals, Inc.                           5,570        183,977
          UnitedHealth Group, Inc.                       27,201      1,969,352
          Universal Health Services,
            Inc. - Class B                                3,999        166,198
*<F22>    Ventiv Health, Inc.                             5,350         92,555
*<F22>    Wellpoint Health Networks, Inc.                 8,283        808,918
                                                                   -----------
                                                                    12,604,144
                                                                   -----------

PHARMACEUTICALS -- 43.1%
          Abbott Laboratories                            60,575      2,582,312
          Allergan, Inc.                                  7,737        553,660
*<F22>    Barr Laboratories, Inc.                         6,218        234,108
          Bristol-Myers Squibb Company                   81,052      1,899,048
          Eli Lilly and Company                          38,754      2,127,982
*<F22>    Forest Laboratories, Inc.                      18,983        846,642
*<F22>    IVAX Corporation                               14,357        259,862
          Johnson & Johnson                              88,900      5,189,982
*<F22>    King Pharmaceuticals, Inc.                     17,303        188,776
          Medicis Pharmaceutical Corporation              4,162        169,268
          Merck & Company, Inc.                          85,400      2,673,874
#<F23>    Mylan Laboratories, Inc.                       17,591        302,917
*<F22>    Par Pharmaceutical Companies, Inc.              2,770        109,277
          Perrigo Company                                 4,400         79,992
          Pfizer, Inc.                                  213,616      6,184,183
          Schering-Plough Corporation                    70,242      1,272,083
*#        Sepracor, Inc.                                  5,889        270,482
<F22><F23>
*<F22>    Taro Pharmaceutical Industries Ltd.               120          3,188
#<F23>    Valeant Pharmaceuticals
            International                                 6,436        154,464
*<F22>    Watson Pharmaceuticals, Inc.                    7,759        217,485
          Wyeth                                          54,703      2,168,974
                                                                   -----------
                                                                    27,488,559
                                                                   -----------
Total Common Stocks
  (Cost $63,286,813)                                                63,479,740
                                                                   -----------

SHORT-TERM INVESTMENTS -- 7.5%
Commercial Paper -- 1.3%
\<F24>    Four Winds Funding DCP
            1.920%, due 11-01-2004                      336,875        336,822
\<F24>    Kaiser Foundation Hospital
            1.900%, due 11-01-2004                      168,438        168,411
\<F24>    Morgan Stanley Dean Witter CP
            1.955%, due 02-18-2005                      336,876        336,876
                                                                   -----------
                                                                       842,109
                                                                   -----------

Master Note -- 0.3%
\<F24>    Bear Stearns & Company
            2.025%, due 11-03-2004                      168,437        168,437
                                                                   -----------
                                                                       168,437
                                                                   -----------

Medium Term Notes -- 1.1%
\<F24>    CSFB Bank MTN
            1.995%, due 11-09-2004                      168,438        169,108
\<F24>    First Tennessee Bank MTN
            1.830%, due 06-07-2005                      336,876        336,808
\<F24>    Lehman Brothers MTN
            1.965%, due 05-16-2005                      168,438        168,438
                                                                   -----------
                                                                       674,354
                                                                   -----------

Repurchase Agreements -- 4.2%
\<F24>    Bear Stearns & Company
            Triparty Repurchase Agreement
            1.995%, due 11-01-2004
            collateralized by Fanniemae Strip,
            due 06-01-2033                            1,684,378      1,684,378
\<F24>    Lehman Brothers Triparty
            Repurchase Agreement
            1.945%, due 11-01-2004
            collateralized by various
            asset backed securities,
            due 2006 to 2034                          1,007,188      1,007,188
                                                                   -----------
                                                                     2,691,566
                                                                   -----------

MONEY MARKET -- 0.6%
  Highmark Diversified Money
          Market Fund, Fiduciary Shares                 399,545        399,545
                                                                   -----------
Total Short-Term Investments
  (Cost $4,776,011)                                                  4,776,011
                                                                   -----------
TOTAL INVESTMENTS -- 107.1%
  (COST $68,062,824)                                                68,255,751
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (6.9)%                                      (4,376,466)
OTHER LIABILITIES,
  LESS OTHER ASSETS -- (0.2)%                                         (129,253)
                                                                   -----------
NET ASSETS -- 100.0%                                               $63,750,032
                                                                   -----------
                                                                   -----------

*<F22>    Non-income producing
#<F23>    Loaned security
\<F24> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                     DOW JONES U.S. FINANCIAL 100 PLUS FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2004

                                                        NUMBER
                                                      OF SHARES       MARKET
                                                     OR PAR VALUE      VALUE
                                                     ------------     ------
COMMON STOCKS -- 99.6%

CAPITAL MARKETS -- 13.0%
          Bank of New York Company, Inc.                 21,249    $   689,743
#<F26>    Bear Stearns Companies, Inc.                    3,567        337,973
          The Charles Schwab Corporation                 31,308        286,468
*<F25>    E*TRADE Financial Corporation                  10,490        135,321
          Franklin Resources, Inc.                        3,965        240,358
          The Goldman Sachs Group, Inc.                  11,529      1,134,223
          Janus Capital Group, Inc.                       6,820        104,005
          Legg Mason, Inc.                                2,904        185,014
          Lehman Brothers Holdings, Inc.                  8,129        667,797
          Mellon Financial Corporation                   11,866        342,927
          Merrill Lynch & Company, Inc.                  23,754      1,281,291
          Morgan Stanley                                 26,792      1,368,803
          Northern Trust Corporation                      5,849        248,817
#<F26>    State Street Corporation                        9,333        420,452
#<F26>    T. Rowe Price Group, Inc.                       3,651        203,616
                                                                   -----------
                                                                     7,646,808
                                                                   -----------

COMMERCIAL BANKS -- 30.0%
#<F26>    AmSouth Bancorporation                          9,975        263,240
          BB&T Corporation                               15,222        625,776
          Bank of America Corporation                   102,672      4,598,679
          Bank of Hawaii Corporation                      2,490        118,898
          Banknorth Group, Inc.                           4,907        173,070
          Comerica, Inc.                                  4,411        271,321
#<F26>    Commerce Bancorp, Inc.                          2,200        130,328
          Compass Bancshares, Inc.                        3,452        164,902
          Fifth Third Bancorp                            12,900        634,551
          First Horizon National Corporation              3,496        151,307
          Huntington Bancshares, Inc.                     6,157        147,460
          KeyCorp                                        11,317        380,138
          M&T Bank Corporation                            2,678        275,834
          Marshall & Ilsley Corporation                   5,885        246,993
          Mercantile Bankshares Corporation               2,231        108,739
          National City Corporation                      15,950        621,572
          North Fork Bancorporation, Inc.                 8,071        355,931
          PNC Financial Services Group                    7,806        408,254
          Popular, Inc.                                   6,936        178,394
          Regions Financial Corporation                  12,874        451,620
          SouthTrust Corporation                          9,255        403,240
          SunTrust Banks, Inc.                            9,453        665,302
          Synovus Financial Corporation                   7,328        199,248
          TCF Financial Corporation                       3,814        120,217
          UnionBanCal Corporation                         1,850        112,388
          U.S. Bancorp                                   49,940      1,428,783
          Wachovia Corporation                           34,561      1,700,747
          Wells Fargo & Company                          43,688      2,609,047
          Zions Bancorporation                            2,588        171,248
                                                                   -----------
                                                                    17,717,227
                                                                   -----------

CONSUMER FINANCE -- 6.0%
          American Express Company                       29,774      1,580,106
          Capital One Financial Corporation               6,658        491,094
          MBNA Corporation                               30,842        790,481
          Providian Financial Corporation                 8,400        130,620
          SLM Corporation                                12,081        546,786
                                                                   -----------
                                                                     3,539,087
                                                                   -----------

DIVERSIFIED FINANCIAL SERVICES -- 16.7%
          The CIT Group, Inc.                             5,959        240,744
          Citigroup, Inc.                               129,315      5,737,706
          JPMorgan Chase & Company                       90,978      3,511,751
          Principal Financial Group, Inc.                 8,815        332,854
                                                                   -----------
                                                                     9,823,055
                                                                   -----------

INSURANCE -- 19.6%
#<F26>    ACE Limited                                     7,961        302,996
          AFLAC, Inc.                                    13,943        500,275
          The Allstate Corporation                       18,674        898,033
#<F26>    Ambac Financial Group, Inc.                     3,059        238,786
          American Financial Group, Inc.                  4,050        119,880
          American International Group, Inc.             58,474      3,549,956
          Aon Corporation                                 7,383        150,687
          The Chubb Corporation                           5,365        386,977
          Cincinnati Financial Corporation                4,441        185,412
          Everest Re Group, Ltd.                          1,642        130,326
          Fidelity National Financial, Inc.               4,530        170,962
          The Hartford Financial
            Services Group, Inc.                          8,115        474,565
          Jefferson-Pilot Corporation                     3,962        191,325
          Lincoln National Corporation                    4,975        217,905
          Loews Corporation                               3,508        210,129
          Marsh & McLennan Companies                     13,626        376,895
#<F26>    MBIA, Inc.                                      4,069        235,432
          MetLife, Inc.                                  11,590        444,477
          Old Republic
            International Corporation                     4,808        112,267
          The Progressive Corporation                     5,269        492,915
          Prudential Financial, Inc.                     14,256        662,476
          SAFECO Corporation                              3,987        184,359
          The St. Paul Travelers
            Companies, Inc.                              18,405        625,034
          Torchmark Corporation                           3,117        168,380
#<F26>    UnumProvident Corporation                       7,588        103,652
          Willis Group Holdings Limited                   4,200        150,990
          XL Capital Ltd. Class A                         3,932        285,070
                                                                   -----------
                                                                    11,570,161
                                                                   -----------

REAL ESTATE -- 5.3%
          Archstone Communities Trust                     5,505        184,693
          Avalonbay Communities, Inc.                     1,990        130,285
          Boston Properties, Inc.                         3,050        182,146
          Duke Realty Corporation                         3,992        136,127
          Equity Office Properties Trust                 11,250        316,350
#<F26>    Equity Residential                              7,842        261,531
          General Growth Properties, Inc.                 6,130        202,229
          iStar Financial, Inc.                           3,200        132,544
          Kimco Realty Corporation                        2,700        147,285
          Plum Creek Timber Company, Inc.                 5,186        188,200
          ProLogis Trust                                  5,138        200,279
          Public Storage, Inc.                            2,500        130,625
          Rayonier, Inc.                                  2,450        116,130
          The Rouse Company                               2,900        193,430
          Simon Property Group, Inc.                      6,234        363,567
          Vornado Realty Trust                            3,390        227,808
                                                                   -----------
                                                                     3,113,229
                                                                   -----------

THRIFTS AND MORTGAGE FINANCE -- 9.0%
          Countrywide Financial Corporation              15,436        492,871
#<F26>    Fannie Mae                                     25,514      1,789,807
          Freddie Mac                                    18,386      1,224,508
          Golden West Financial Corporation               4,226        494,104
          MGIC Investment Corporation                     2,782        178,910
          New York Community
            Bancorp, Inc.                                   820         15,055
          Radian Group, Inc.                              2,658        127,398
          Sovereign Bancorp, Inc.                         9,727        210,590
#<F26>    Washington Mutual, Inc.                        20,646        799,207
                                                                   -----------
                                                                     5,332,450
                                                                   -----------
Total Common Stocks
  (Cost $54,181,448)                                                58,742,017
                                                                   -----------

SHORT-TERM INVESTMENTS -- 8.9%

COMMERCIAL PAPER -- 1.6%
\<F27>    Four Winds Funding DCP
            1.920%, due 11-01-2004                      376,234        376,173
\<F27>    Kaiser Foundation Hospital
            1.900%, due 11-01-2004                      188,117        188,087
\<F27>    Morgan Stanley Dean Witter CP
            1.955%, due 02-18-2005                      376,233        376,233
                                                                   -----------
                                                                       940,493
                                                                   -----------

MASTER NOTE -- 0.3%
\<F27>    Bear Stearns & Company
            2.025%, due 11-03-2004                      188,117        188,117
                                                                   -----------
                                                                       188,117
                                                                   -----------

Medium Term Notes -- 1.3%
\<F27>    CSFB Bank MTN
            1.995%, due 11-09-2004                      188,117        188,865
\<F27>    First Tennessee Bank MTN
            1.830%, due 06-07-2005                      376,234        376,158
\<F27>    Lehman Brothers MTN
            1.965%, due 05-16-2005                      188,117        188,117
                                                                   -----------
                                                                       753,140
                                                                   -----------

Repurchase Agreements -- 5.1%
\<F27>    Bear Stearns & Company
            Triparty Repurchase Agreement
            1.995%, due 11-01-2004
            collateralized by Fanniemae Strip,
            due 06-01-2033                            1,881,168      1,881,168
\<F27>    Lehman Brothers Triparty
            Repurchase Agreement
            1.945%, due 11-01-2004
            collateralized by various
            asset backed securities,
            due 2006 to 2034                          1,124,860      1,124,860
                                                                   -----------
                                                                     3,006,028
                                                                   -----------

MONEY MARKET -- 0.6%
   Highmark Diversified Money
     Market Fund, Fiduciary Shares                      388,005        388,005
                                                                   -----------
Total Short-Term Investments
  (Cost $5,275,783)                                                  5,275,783
                                                                   -----------
TOTAL INVESTMENTS -- 108.5%
  (COST $59,457,231)                                                64,017,800
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (8.3)%                                      (4,887,778)
OTHER LIABILITIES
  LESS OTHER ASSETS -- (0.2)%                                         (101,429)
                                                                   -----------
NET ASSETS -- 100.0%                                               $59,028,593
                                                                   -----------
                                                                   -----------

*<F25>    Non-income producing
#<F26>    Loaned security
\<F27> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                           STRATEGIC ALLOCATION FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2004

                                                       NUMBER         MARKET
                                                      OF SHARES       VALUE
                                                      ---------       ------
UNDERLYING FUNDS -- 99.4%
   Dow Jones U.S. Financial 100
     Plus Fund - Class F                              1,261,406    $14,342,188
   Dow Jones U.S. Health Care 100
     Plus Fund - Class F                              1,339,081     13,564,887
   PSE Tech 100 Index Fund - Class F                    687,349     14,276,238
                                                                   -----------
Total Common Stocks
  (Cost $42,355,308)                                                42,183,313
                                                                   -----------
TOTAL INVESTMENTS -- 99.4%
  (COST $42,355,308)                                                42,183,313
OTHER ASSETS, LESS
  OTHER LIABILITIES -- 0.6%                                            238,985
                                                                   -----------
NET ASSETS -- 100.0%                                               $42,422,298
                                                                   -----------
                                                                   -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                              MANAGED GROWTH FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2004

                                                         NUMBER
                                                       OF SHARES      MARKET
                                                      OR PAR VALUE    VALUE
                                                      ------------    ------
COMMON STOCKS -- 99.8%

AUTOS & TRANSPORTATION -- 9.1%
          C. H. Robinson Worldwide, Inc.                 35,200    $ 1,898,688
          Expeditors International
            of Washington, Inc.                          39,500      2,255,450
          Gentex Corporation                             37,600      1,241,176
          Harley-Davidson, Inc.                          22,050      1,269,418
                                                                   -----------
                                                                     6,664,732
                                                                   -----------

CONSUMER DISCRETIONARY -- 30.7%
*<F28>    Bed Bath & Beyond, Inc.                        41,600      1,696,864
*#        Chico's FAS, Inc.                              34,900      1,397,047
<F28><F29>
*<F28>    Coach, Inc.                                    42,900      2,000,427
          The Corporate Executive
            Board Company                                20,900      1,330,285
*#        Dick's Sporting Goods, Inc.                    44,800      1,612,800
<F28><F29>
*#        Electronic Arts, Inc.                          38,600      1,733,912
<F28><F29>
          Fastenal Company                               29,640      1,637,017
*<F28>    Getty Images, Inc.                             18,350      1,085,035
*#        O'Reilly Automotive, Inc.                      42,000      1,808,520
<F28><F29>
*#        Panera Bread Company                           26,200        915,166
<F28><F29>
#<F29>    PETsMART, Inc.                                 52,725      1,686,146
*#        P.F. Chang's China Bistro, Inc.                21,600      1,098,144
<F28><F29>
#<F29>    Ruby Tuesday, Inc.                             37,300        921,310
*#        Starbucks Corporation                          36,500      1,930,120
<F28><F29>
#<F29>    Whole Foods Market, Inc.                       21,000      1,710,030
                                                                   -----------
                                                                    22,562,823
                                                                   -----------

FINANCIAL SERVICES -- 13.0%
*<F28>    Alliance Data Systems Corporation              28,500      1,204,980
          Brown & Brown                                  35,690      1,490,414
#<F29>    The Chicago Mercantile Exchange                 8,800      1,546,424
#<F29>    Commerce Bancorp, Inc.                         19,700      1,167,028
#<F29>    FactSet Research Systems, Inc.                 25,000      1,246,000
*<F28>    Fiserv, Inc.                                   48,450      1,721,913
*<F28>    SunGard Data Systems, Inc.                     46,330      1,227,282
                                                                   -----------
                                                                     9,604,041
                                                                   -----------

HEALTH CARE -- 16.6%
          The Cooper Companies, Inc.                     12,300        865,305
*<F28>    Coventry Health Care, Inc.                     36,700      1,501,030
          Health Management Associates,
            Inc. - Class A                               76,600      1,582,556
*<F28>    IDEXX Laboratories, Inc.                       29,700      1,480,248
*#        Patterson Companies, Inc.                      55,180      2,069,250
<F28><F29>
*<F28>    Stericycle, Inc.                               33,400      1,514,022
          Stryker Corporation                            37,100      1,598,639
#<F29>    Varian Medical Systems, Inc.                   39,700      1,593,955
                                                                   -----------
                                                                    12,205,005
                                                                   -----------

OTHER ENERGY -- 7.3%
          Apache Corporation                             33,580      1,702,506
          BJ Services Company                            20,000      1,020,000
*#        Smith International, Inc.                      19,400      1,126,752
<F28><F29>
          XTO Energy, Inc.                               46,705      1,559,013
                                                                   -----------
                                                                     5,408,271
                                                                   -----------

PRODUCER DURABLES -- 4.4%
#<F29>    Donaldson Company, Inc.                        36,425      1,081,823
          National Instruments Corporation               23,900        657,967
          Plantronics, Inc.                              33,775      1,469,212
                                                                   -----------
                                                                     3,209,002
                                                                   -----------

TECHNOLOGY -- 18.7%
          Adobe Systems, Inc.                            32,400      1,815,372
*<F28>    Amdocs Limited                                 51,800      1,302,770
#<F29>    CDW Corporation                                20,300      1,259,209
*<F28>    Citrix Systems, Inc.                           50,800      1,225,804
*#        Cognizant Technology
<F28><F29>  Solutions Corporation                        60,550      2,058,700
*<F28>    Intuit, Inc.                                   23,100      1,047,816
          L-3 Communications
            Holdings, Inc.                               27,000      1,780,110
          Linear Technology Corporation                  37,300      1,412,924
*<F28>    Zebra Technologies Corporation                 35,525      1,882,470
                                                                   -----------
                                                                    13,785,175
                                                                   -----------
Total Common Stocks
  (Cost $55,166,897)                                                73,439,049
                                                                   -----------

SHORT-TERM INVESTMENTS -- 33.6%

COMMERCIAL PAPER -- 6.4%
\<F30>    Four Winds Funding DCP
            1.920%, due 11-01-2004                    1,892,420      1,892,117
\<F30>    Kaiser Foundation Hospital
            1.900%, due 11-01-2004                      946,210        946,060
\<F30>    Morgan Stanley Dean Witter CP
            1.955%, due 02-18-2005                    1,892,419      1,892,419
                                                                   -----------
                                                                     4,730,596
                                                                   -----------

MASTER NOTE -- 1.3%
\<F30>    Bear Stearns & Company
            2.025%, due 11-03-2004                      946,210        946,210
                                                                   -----------
                                                                       946,210
                                                                   -----------

MEDIUM TERM NOTES -- 5.1%
\<F30>    CSFB Bank MTN
            1.995%, due 11-09-2004                      946,210        949,972
\<F30>    First Tennessee Bank MTN
            1.830%, due 06-07-2005                    1,892,420      1,892,037
\<F30>    Lehman Brothers MTN
            1.965%, due 05-16-2005                      946,210        946,210
                                                                   -----------
                                                                     3,788,219
                                                                   -----------

REPURCHASE AGREEMENTS -- 20.6%
\<F30>    Bear Stearns & Company
            Triparty Repurchase Agreement
            1.995%, due 11-01-2004
            collateralized by Fanniemae Strip,
            due 06-01-2033                            9,462,098      9,462,098
\<F30>    Lehman Brothers Triparty
            Repurchase Agreement
            1.945%, due 11-01-2004
            collateralized by various
            asset backed securities,
            due 2006 to 2034                          5,657,942      5,657,942
                                                                   -----------
                                                                    15,120,040
                                                                   -----------

MONEY MARKET -- 0.2%
          Highmark Diversified Money Market
            Fund, Fiduciary Shares                                     117,703
                                                                   -----------
Total Short-Term Investments
  (Cost $24,702,768)                                                24,702,768
                                                                   -----------
TOTAL INVESTMENTS -- 133.4%
  (COST $79,869,665)                                                98,141,817
LESS COLLATERAL HELD FOR
  SECURITIES ON LOAN -- (33.4)%                                    (24,585,065)
OTHER LIABILITIES, LESS
  OTHER ASSETS -- (0.0)%                                                (2,190)
                                                                   -----------
NET ASSETS -- 100.0%                                               $73,554,562
                                                                   -----------
                                                                   -----------

*<F28>    Non-income producing
#<F29>    Loaned securities
\<F30> Security purchased with cash received to collateralize loaned securities

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                                TAX-EXEMPT FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2004

                                                                                                 S&P       MOODY'S        MARKET
 PAR VALUE   DESCRIPTION                                                                       RATING       RATING        VALUE
 ---------   -----------                                                                       ------      -------        ------
LONG-TERM TAX-EXEMPT SECURITIES -- 95.4%

ALABAMA -- 6.7%
 1,000,000   The Board of Trustees of Alabama Agricultural and Mechanical                        AAA         Aaa       $ 1,088,560
             University Revenue Bonds, Series 1998, 5.00%, due 11-01-2016
 1,000,000   City of Tuscaloosa, Alabama, General Obligation Bonds, Series 2000,                 AA-         Aa3         1,125,580
             5.75%, due 01-01-2020

COLORADO -- 3.3%
 1,000,000   City of Westminster, Colorado, Sales and Use Tax Revenue Refunding                  AA           NR         1,100,350
             and Improvement Bonds, Series 1997A, 5.60%, due 12-01-2016

CONNECTICUT -- 3.5%
 1,000,000   City of New Haven, Connecticut General Obligation Bonds Issue                       AAA         Aaa         1,153,910
             of 2000, Series B, 5.75%, Prerefunded 11-01-2009 at 101

ILLINOIS -- 8.0%
 1,000,000   Public Building Commission of Chicago Building Revenue Bonds                        AAA         Aaa         1,322,360
             Series A of 1990 (Board of Education of the City of Chicago),
             7.00%, due 01-01-2020
 1,000,000   Community Unit School District Number 116, Lake County, Illinois                    AAA         Aaa         1,318,250
             (Round Lake) School Bonds, Series 1996, 7.60%, due 02-01-2014

INDIANA -- 11.4%
 1,500,000   Indiana State Office Building Commission Capitol Complex Revenue                    AAA         Aaa         1,952,820
             Bonds, Series 1990A (Senate Avenue Parking Facility),
             7.40%, due 07-01-2015

 1,500,000   The Indianapolis Local Public Improvement Bond Bank,                                AA           NR         1,818,090
             Series 1992D Bonds, 6.75%, due 02-01-2014

MAINE -- 3.2%
 1,000,000   Maine Turnpike Authority Special Obligation Refunding                               AAA         Aaa         1,047,570
             Bonds, Series 1998, 5.00%, due 07-01-2018

MASSACHUSETTS -- 6.7%
 1,000,000   City of Springfield, Massachusetts, General Obligation State Qualified              AAA         Aaa         1,070,030
             Municipal Purpose Loan of 1998 Bonds, 5.00%, due 11-15-2018
 1,000,000   Town of Sterling,Massachusetts General Obligation School                            NR          Aaa         1,158,130
             Construction Bonds Unlimited Tax, 6.00%, due 02-15-2020

MICHIGAN -- 11.7%
   500,000   City of Detroit, Michigan, General Obligation Unlimited                             AAA         Aaa           554,525
             Tax, Series A-1, 5.375%, due 04-01-2017
 1,000,000   Dexter Community Schools Counties of Washtenaw and Livingston,                      AAA         Aaa         1,132,740
             State of MI, 1998 School Building and Site Bonds, (Unlimited
             Tax General Obligation), 5.10%, due 05-01-2018
 1,000,000   Board of Control of Northern Michigan University, General Revenue                   AAA         Aaa         1,051,380
             Bonds, Series 1997, 5.125%, due 12-01-2020
 1,000,000   Plainwell, Michigan, Community School District                                      AA+         Aaa         1,140,910
             Building and Site Bond, General Obligation
             5.50%, due 05-01-2015

MINNESOTA -- 3.3%
 1,000,000   Minnesota Public Facilities Authority Water Pollution Control Revenue               AAA         Aaa         1,090,300
             Bonds, Series 2000A, 5.125%, due 03-01-2014

MISSOURI -- 5.3%
   460,000   State Environmental Improvement and Energy Resources Authority                      NR          Aaa           506,004
             (State of MO), Water Pollution Control & Drinking Water

             Revenue Bonds, Series 1999A, 5.25%, due 01-01-2014
   540,000   State Environmental Improvement & Energy Resources Authority                        NR          Aaa           608,726
             (State of MO), Water Pollution Control & Drinking Water
             Revenue Bonds, Series 1999A, 5.25%, Prerefunded 07-01-2009 at 101
   265,000   State Environmental Improvement and Energy Resources Authority                      NR          Aaa           300,547
             (State of MO), Water Pollution Control & Drinking Water
             Revenue Bonds, Series 2000B, 5.625%, due 07-01-2015
   285,000   State Environmental Improvement and Energy Resources Authority                      NR          Aaa           327,904
             (State of MO), Water Pollution Control & Drinking Water
             Revenue Bonds, Series 2000B, 5.625%, Prerefunded 10-01-2010 at 100

OKLAHOMA -- 3.6%
 1,000,000   Tulsa Industrial Authority Revenue and Refunding Bonds, (The                        AAA         Aaa         1,196,280
             University of Tulsa) Series 1996A, 6.00%, due 10-01-2016

PENNSYLVANIA -- 5.4%
   700,000   Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,                     AAA         Aaa           731,948
             5.50%, due 08-01-2014
 1,000,000   Public Auditorium Authority of Pittsburgh and Allegheny County                      AAA         Aaa         1,060,950
             (Allegheny County, PA), Hotel Room Excise Tax Revenue Bonds,
             Series of 1999, 5.00%, due 02-01-2017

TENNESSEE -- 6.5%
 1,000,000   Harpeth Valley Utilities District of Davidson and Williamson Counties,              AAA         Aaa       $ 1,075,820
             TN, Utilities Improvement Revenue Bonds, Series 1998,
             5.05%, due 09-01-2020
 1,000,000   Shelby County, Tennessee, General Obligation Public Improvement and                 AA+         Aa2         1,062,920
             School Bonds, 2001 Series A, 5.00%, due 04-01-2020

TEXAS -- 6.6%
 1,000,000   City of San Antonio, Texas, (Bexar County), Water System Revenue and                AA-         Aa3         1,131,320
             Refunding Bonds, Series 1999, 5.75%, due 05-15-2013

 1,000,000   Texas Water Development Board State Revolving Fund Senior Lien                      AAA         Aaa         1,049,490
             Revenue Bonds, Program Series 1997B, 5.00%, due 07-15-2019

WASHINGTON -- 3.3%
 1,000,000   The City of Seattle, Washington, Water System Revenue Bonds, 1999,                  AA          Aa2         1,087,690
             5.25%, due 03-01-2013

WISCONSIN -- 3.6%
 1,000,000   Marinette County, Wisconsin, General Obligation Refunding Bonds,                    NR          Aaa         1,184,560
             6.50%, due 09-01-2018

WYOMING -- 3.3%
 1,000,000   The Trustees of the University of Wyoming Facilities Improvement                    AAA         Aaa         1,099,070
             and Refunding Revenue Bonds, Series 1999, 5.50%, due 06-01-2019
                                                                                                                       -----------
Total Long-Term Tax-Exempt Securities (Cost $28,966,530)                                                                31,548,734
                                                                                                                       -----------

SHORT TERM INVESTMENTS -- 3.4%

DEMAND NOTE -- 3.0%
 1,000,000   California State Department of Water, Power Supply Revenue                                                  1,000,000
             Variable, reset daily, 1.76%, due 05-01-2022

MONEY MARKET -- 0.4%
   131,055   AIM Tax-Free Investment Co.-Cash Reserve Portfolio                                                            131,055
             Private Class                                                                                             -----------

Total Short-Term Investments (Cost $1,131,055)                                                                           1,131,055
                                                                                                                       -----------
TOTAL INVESTMENTS -- 98.8% (COST $30,097,585)                                                                           32,679,789
OTHER ASSETS, LESS OTHER LIABILITIES -- 1.2%                                                                               396,007
                                                                                                                       -----------
NET ASSETS -- 100.0%                                                                                                   $33,075,796
                                                                                                                       -----------
                                                                                                                       -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                                GOVERNMENT FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2004


         PRINCIPAL                                                                          INTEREST                      MARKET
          AMOUNT      DESCRIPTION                                                             RATE        MATURITY        VALUE
         ---------    -----------                                                           --------      --------        ------
U.S.GOVERNMENT AND AGENCY OBLIGATIONS -- 98.9%

U.S. GOVERNMENT OBLIGATIONS -- 72.7%
#<F31>  $1,500,000    U.S. Treasury Note                                                     3.500%       08/15/09     $ 1,515,997
           750,000    U.S. Treasury Note                                                     3.125%       04/15/09         748,214
           750,000    U.S. Treasury Note                                                     2.625%       05/15/08         741,856
           500,000    U.S. Treasury Note                                                     5.625%       05/15/08         544,609
#<F31>   1,100,000    U.S. Treasury Note                                                     3.000%       11/15/07       1,106,016
#<F31>   1,000,000    U.S. Treasury Note                                                     3.250%       08/15/07       1,013,243
         1,650,000    U.S. Treasury Note                                                     4.375%       05/15/07       1,717,869
#<F31>     550,000    U.S. Treasury Note                                                     6.625%       05/15/07         602,809
         1,300,000    U.S. Treasury Note                                                     2.250%       02/15/07       1,289,235
#<F31>   1,200,000    U.S. Treasury Note                                                     3.500%       11/15/06       1,222,453
         1,100,000    U.S. Treasury Note                                                     2.375%       08/15/06       1,098,368
#<F31>   1,400,000    U.S. Treasury Note                                                     2.000%       05/15/06       1,392,399
         1,100,000    U.S. Treasury Note                                                     4.625%       05/15/06       1,137,341
           250,000    U.S. Treasury Note                                                     1.875%       12/31/05         248,916
           800,000    U.S. Treasury Note                                                     5.750%       11/15/05         828,844
           600,000    U.S. Treasury Note                                                     1.625%       04/30/05         598,781
           500,000    U.S. Treasury Note                                                     1.625%       03/31/05         499,258
           500,000    U.S. Treasury Note                                                     5.875%       11/15/04         500,899
           700,000    U.S. Treasury Note                                                     7.875%       11/15/04         701,778
           350,000    U.S. Treasury Note                                                    10.375%       11/15/04         351,217
                                                                                                                       -----------
Total U.S. Government Obligations                                                                                       17,860,102
                                                                                                                       -----------

AGENCY OBLIGATIONS -- 26.2%

Government National Mortgage Association
           841,954    Series 2003-7, Class ON                                                4.000%       01/16/28         852,756
           504,593    Series 2003-43, Class A                                                2.709%       07/16/21         495,736
            82,518    Pool 497338                                                            6.000%       12/15/18          86,473
         1,000,000    Series 2003-96, Class B                                                3.607%       08/16/18         998,965
           572,063    Pool 3385                                                              5.500%       05/20/18         595,979
            42,811    Pool 427544                                                            6.000%       12/15/16          45,167
           112,738    Pool 3088                                                              6.500%       05/20/16         119,930
            78,434    Pool 3077                                                              7.000%       04/20/16          83,460
           122,225    Pool 2871                                                              5.500%       12/20/14         127,522
           326,597    Pool 416456                                                            6.000%       12/15/13         344,919
           287,049    Pool 780852                                                            6.500%       09/15/13         305,826

Small Business Association
           116,908    Pool 505342                                                           4.125%a       02/25/26         122,469
                                                                                             <F33>
           203,210    Pool 505310                                                           4.625%b       11/25/25         216,410
                                                                                             <F34>
           952,059    Pool 505364                                                           4.625%c       08/25/20       1,004,705
                                                                                             <F35>
           122,635    Pool 504847                                                           4.625%c       12/25/11         127,086
                                                                                             <F35>
           445,004    Pool 505484                                                           5.125%d       12/25/10         464,371
                                                                                             <F36>

Federal Home Loan Mortgage Corporation
           436,808    PAC Series 20, Class H                                                 5.500%       10/25/23         445,995
                                                                                                                       -----------
Total Agency Obligations                                                                                                 6,437,769
                                                                                                                       -----------
Total U.S. Government and Agency Obligations (Cost $24,217,074)                                                         24,297,871
                                                                                                                       -----------

SHORT-TERM INVESTMENTS -- 15.4%

COMMERCIAL PAPER -- 2.9%
\<F32>     290,236    Four Winds Funding DCP                                                 1.920%       11/01/04         290,189
\<F32>     145,118    Kaiser Foundation Hospital                                             1.900%       11/01/04         145,095
\<F32>     290,236    Morgan Stanley Dean Witter CP                                          1.955%       02/18/05         290,236
                                                                                                                       -----------
                                                                                                                           725,520
                                                                                                                       -----------

MASTER NOTE -- 0.6%
\<F32>     145,118    Bear Stearns & Company                                                 2.025%       11/03/04         145,118
                                                                                                                       -----------
                                                                                                                           145,118
                                                                                                                       -----------

MEDIUM TERM NOTES -- 2.4%
\<F32>     145,117    CSFB Bank MTN                                                          1.995%       11/09/04         145,694
\<F32>     290,236    First Tennessee Bank MTN                                               1.830%       06/07/05         290,177
\<F32>     145,118    Lehman Brothers MTN                                                    1.965%       05/16/05         145,118
                                                                                                                       -----------
                                                                                                                           580,989
                                                                                                                       -----------

REPURCHASE AGREEMENTS -- 9.4%
\<F32>   1,451,178    Bear Stearns & Co Triparty Repurchase Agreement
                        collateralized by FannieMae Strip, due 06/01/33                      1.995%       11/01/04       1,451,178
\<F32>     867,744    Lehman Brothers Triparty Repurchase Agreement
                        collateralized by various assets backed securities,
                        due 2006 thru 2034                                                   1.945%       11/01/04         867,744
                                                                                                                       -----------
                                                                                                                         2,318,922
                                                                                                                       -----------

MONEY MARKET -- 0.1%
           364,762    Highmark 100% Treasury Money Market Fund Fiduciary Shares                                             26,878
                                                                                                                       -----------
Total Short-Term Investments (Cost $3,797,427)                                                                           3,797,427
                                                                                                                       -----------
TOTAL INVESTMENTS -- 114.3% (COST $28,014,501)                                                                          28,095,298
LESS COLLATERAL HELD FOR SECURITIES ON LOAN -- (15.3)%                                                                  (3,770,549)
OTHER ASSETS, LESS OTHER LIABILITIES -- 1.0%                                                                               247,202
                                                                                                                       -----------
NET ASSETS -- 100.0%                                                                                                   $24,571,951
                                                                                                                       -----------
                                                                                                                       -----------

<F31>     Loaned securities
<F32>     Security purchased with cash received to collateralize loaned securities
<F33>     Variable rate at prime less 62.5 basis points, reset calendar quarters
<F34>     Variable rate at prime less 12.5 basis points, reset monthly
<F35>     Variable rate at prime less 12.5 basis points, reset calendar quarters
<F36>     Variable rate at prime plus 37.5 basis points, reset calendar quarters

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                           WISCONSIN TAX-EXEMPT FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2004

                                                                                                        PRINCIPAL
   DESCRIPTION                                                                                           AMOUNT          VALUE
   -----------                                                                                          ---------        -----
LONG-TERM TAX-EXEMPT SECURITIES -- 96.6%

ALASKA -- 0.1%
   Alaska State Housing Authority, New Public Housing, 3.625%, due 04-01-2005                          $  145,000     $    146,159

ARKANSAS -- 0.4%
   Hot Springs, Arkansas, New Public Housing Authority, 5.125%, due 06-01-2007                            540,000          579,042

GEORGIA -- 0.5%
   Atlanta, Georgia, New Public Housing Authority, 5.00%, due 05-01-2007                                  325,000          347,893
   Augusta, Georgia, New Public Housing Authority, 3.75%, due 04-01-2007                                   75,000           77,897
   Macon, Georgia, New Public Housing Authority, 4.00%, due 11-01-2007                                     65,000           68,565
   Newnan, Georgia, New Public Housing Authority, 5.00%, due 04-01-2012                                   250,000          268,075

GUAM -- 3.4%
   Guam Power Authority Revenue Bonds, 1999 Series A,
   5.125%, due 10-01-2029                                                                               5,000,000        5,162,050
   5.25%, due 10-01-2009                                                                                  250,000          279,185

ILLINOIS -- 1.5%
   Chicago, Illinois, New Public Housing Authority, 3.625%, due 06-01-2006                                515,000          528,905

   Peoria, Illinois, New Public Housing Authority,
   5.00%, due 06-01-2012                                                                                  300,000          321,690
   4.875%, due 10-01-2008                                                                               1,380,000        1,479,774

INDIANA -- 0.3%
   Indianapolis, Indiana, New Public Housing Authority, 5.125%, due 12-01-2006                            400,000          426,392

KANSAS -- 0.2%
   Kansas City, Kansas, New Public Housing Authority, 4.875%, due 02-01-2005                              335,000          337,734

LOUISIANA -- 0.1%
   East Baton Rouge, Louisiana, New Public Housing Authority, 3.75%, due 08-01-2005                       105,000          106,584

MASSACHUSETTS -- 0.7%
   Massachusetts State Housing Finance Agency, Multi-Family
   Housing Bonds, First Issue, 1979 Series A, (Escrowed to Maturity)
   7.00%, due 04-01-2021                                                                                  860,000        1,137,952

MICHIGAN -- 0.1%
   Monroe, Michigan, New Public Housing Authority, 5.125%, due 09-01-2005                                 100,000          102,824
   Port Huron, Michigan, New Public Housing Authority, 4.00%, due 04-01-2008                               75,000           78,979

NEVADA -- 0.2%
   Las Vegas, Nevada, New Public Housing Authority, 5.00%, due 01-01-2012                                 255,000          273,436

NEW JERSEY -- 0.4%
   Newark, New Jersey, New Public Housing Authority,
   5.25%, due 04-01-2009                                                                                  285,000          305,605
   4.50%, due 04-01-2008                                                                                  250,000          267,358

NEW YORK -- 0.4%
   New York, New York, New Public Housing Authority,
   5.00%, due 01-01-2012                                                                                  200,000          214,460
   5.375%, due 01-01-2012                                                                                 200,000          214,460

   Poughkeepsie, New York, New Public Housing Authority, 5.25%, due 04-01-2010                            225,000          241,267

NORTH CAROLINA -- 0.4%
   Durham, North Carolina, New Public Housing Authority,
   5.125%, due 12-01-2013                                                                                 210,000          225,183
   5.00%, due 02-01-2012                                                                                  400,000          428,920

NORTH DAKOTA -- 0.3%
   Burleigh County, North Dakota, New Public Housing Authority,
   4.875%, due 01-01-2010                                                                                 185,000          198,376
   4.875%, due 01-01-2009                                                                                 200,000          214,460

N MARIANA ISLANDS -- 0.1%
   Commonwealth of the Northern Mariana Islands General Obligation Bonds, Series 1999A,
   (Public School System Projects), 5.125%, due 10-01-2008                                                100,000          109,408

OHIO -- 0.8%
   Youngstown, Ohio, New Public Housing Authority,
   5.00%, due 05-01-2012                                                                                  300,000          321,690
   5.00%, due 05-01-2011                                                                                  500,000          536,150
   4.875%, due 05-01-2010                                                                                 200,000          214,460
   4.875%, due 05-01-2009                                                                                 250,000          268,075

OREGON -- 0.1%
   Portland, Oregon, New Public Housing Authority, 5.375%, due 02-01-2007                                 100,000          107,151

PENNSYLVANIA -- 0.4%
   Allentown, Pennsylvania, New Public Housing Authority, 4.875%, due 05-01-2011                          270,000          289,521
   Clinton County, Pennsylvania, New Public Housing Authority, 5.25%, due 11-01-2007                      200,000          214,460
   Lackawanna County, Pennsylvania, New Public Housing Authority, 5.75%, due 05-01-2005                   100,000          102,037
   York, Pennsylvania, New Public Housing Authority, 5.00%, due 08-01-2005                                100,000          102,453

PUERTO RICO -- 5.8%
   Commonwealth of Puerto Rico Public Improvement Revenue Refunding, Unrefunded Balance
   5.125%, due 07-01-2030                                                                              $1,215,000        1,263,794
   5.25%, due 07-01-2027                                                                                  755,000          796,963

   Commonwealth of Puerto Rico Public Improvement Revenue Refunding
   5.125%, prerefunded 07-01-2011 at 100                                                                1,930,000        2,174,647
   5.25%, prerefunded 07-01-2011 at 100                                                                 1,205,000        1,366,771

   Commonwealth of Puerto Rico, General Obligation Unlimited,
   5.375%, prerefunded 07-01-2007 at 101.5                                                                340,000          374,139

   Commonwealth of Puerto Rico, General Obligation Unlimited, Series A
   5.50%, due 07-01-2020                                                                                1,000,000        1,197,960

   Commonwealth of Puerto Rico, Highway & Transportation, Grant Antic Revenue
   5.00%, due 09-15-2020                                                                                  780,000          848,968

   Commonwealth of Puerto Rico, Highway & Transportation, Series E
   5.50%, due 07-01-2023                                                                                1,000,000        1,187,300

SOUTH CAROLINA -- 0.1%
   Marion, South Carolina, New Public Housing Authority, 4.875%, due 09-01-2010                           200,000          214,460

TENNESSEE -- 0.1%
   Nashville, Tennessee, New Public Housing Authority, 5.00%, due 08-01-2010                              190,000          203,737

TEXAS -- 0.4%
   Waco, Texas, New Public Housing Authority,
   4.875%, due 12-01-2012                                                                                 200,000          214,460
   4.875%, due 12-01-2009                                                                                 340,000          364,582
   4.875%, due 12-01-2006                                                                                 100,000          106,086

VIRGIN ISLANDS -- 1.6%
   Virgin Islands Water and Power Authority Revenue Bonds, Water System Revenue Refunding,
   5.25%, due 07-01-2012                                                                                  255,000          283,797

   Virgin Islands Water and Power Authority Revenue Bonds, Electric System Revenue,
   5.00%, due 07-01-2010                                                                                  470,000          522,400
   5.00%, due 07-01-2009                                                                                1,500,000        1,660,710

WISCONSIN -- 78.2%
   Appleton, Wisconsin, Redevelopment Authority Fox Cities Performing Arts Project,
   4.85%, due 09-01-2019                                                                                  435,000          453,427
   4.75%, due 09-01-2017                                                                                  360,000          377,939

   Ashland, Wisconsin, Housing Authority Student Housing Revenue, Northland College Project,
   5.10%, due 04-01-2018                                                                                  500,000          507,790

   Ashwaubenon, Wisconsin, Community Development Authority
   Lease Revenue, Arena Project, Series A,
   5.80%, prerefunded 06-01-2009 at 100                                                                 1,320,000        1,504,840
   5.70%, prerefunded 06-01-2009 at 100                                                                   350,000          397,505
   5.60%, prerefunded 06-01-2009 at 100                                                                   100,000          113,143
   5.20%, prerefunded 06-01-2009 at 100                                                                   200,000          222,850

   Ashwaubenon, Wisconsin, Community Development Authority
   Revenue Refunding, Arena Project,
   5.00%, due 06-01-2023                                                                                  900,000          943,974
   5.20%, due 06-01-2022                                                                                  500,000          541,990
   5.05%, due 06-01-2019                                                                                1,005,000        1,081,641
   4.70%, due 06-01-2015                                                                                  500,000          534,530

   Cudahy, Wisconsin, Community Development Authority
   Redevelopment Lease Revenue, dated 08-01-1999
   5.125%, due 06-01-2019                                                                               1,595,000        1,687,175
   5.10%, due 06-01-2017                                                                                2,430,000        2,569,992
   5.00%, due 06-01-2014                                                                                  215,000          229,289
   4.70%, due 06-01-2009                                                                                  150,000          160,973

   Cudahy, Wisconsin, Community Development Authority
   Redevelopment Lease Revenue, dated 12-01-2002
   4.00%, due 06-01-2012                                                                                  100,000          103,851

   Cudahy, Wisconsin, Community Development Authority
   Redevelopment Lease Revenue, dated 11-01-2003
   3.65%, due 06-01-2013                                                                                  200,000          201,362
   3.30%, due 06-01-2011                                                                                  175,000          175,292
   3.00%, due 06-01-2010                                                                                  125,000          124,332

   Eau Claire, Wisconsin Housing Authority Housing Revenue
   Refunding, London Hill Townhouses Project, Series A,
   6.25%, due 05-01-2015                                                                                  645,000          646,135

   Glendale, Wisconsin Community Development Authority Lease
   Revenue, Tax Increment District No. 7, Series A,
   5.40%, prerefunded 09-01-2008 at 100                                                                 3,275,000        3,638,492
   5.30%, prerefunded 09-01-2008 at 100                                                                   100,000          110,735

   Glendale, Wisconsin Community Development Authority Lease
   Revenue, Tax Increment District No. 7,
   4.875%, due 09-01-2019                                                                               1,000,000        1,043,840
   4.75%, due 09-01-2017                                                                                1,250,000        1,308,475
   4.55%, due 09-01-2014                                                                                1,000,000        1,053,460

   Glendale, Wisconsin Community Development Authority Lease
   Revenue Refunding, Tax Increment District No. 7,
   4.50%, due 09-01-2018                                                                                2,000,000        2,059,960
   4.35%, due 09-01-2016                                                                                1,000,000        1,031,540

   Glendale, Wisconsin Community Development Authority Lease
   Revenue Refunding, Tax Increment District No. 6,
   5.00%, due 10-01-2019                                                                                   50,000           52,744
   5.00%, due 10-01-2018                                                                                   50,000           53,146

   Grant County, Wisconsin Housing Authority Revenue Refunding, Orchard Manor Project,
   5.35%, due 07-01-2026                                                                                1,000,000        1,016,520
   5.25%, due 07-01-2018                                                                                  500,000          511,310

   Green Bay/Brown County Professional Football Stadium
   District Sales Tax Revenue, Lambeau Field Renovation Project,
   5.00%, due 02-01-2019                                                                                2,500,000        2,654,950
   4.90%, due 02-01-2016                                                                                1,000,000        1,066,780
   4.85%, due 02-01-2015                                                                                1,000,000        1,069,200

   Green Bay, Wisconsin Housing Authority Housing Revenue Refunding
   Student Housing, University Village Housing, Inc. Project,
   6.00%, due 04-01-2017                                                                                  150,000          150,322

   Green Bay, Wisconsin Redevelopment Authority Lease Revenue, Convention Center Project, Series A,
   5.10%, due 06-01-2029                                                                                1,000,000        1,021,210

   Green Bay, Wisconsin Redevelopment Authority Revenue, Bellin Memorial Hospital Project, Series A,
   5.50%, due 02-15-2021                                                                                  400,000          409,100

   Hartford, Wisconsin Community Development Authority Community Development Lease Revenue,
   6.10%, due 12-01-2008                                                                                  225,000          225,776
   6.00%, due 12-01-2007                                                                                  210,000          210,707
   5.90%, due 12-01-2006                                                                                  200,000          200,658
   5.80%, due 12-01-2005                                                                                  200,000          200,644

   Jackson, Wisconsin Community Development Authority Revenue Refunding,
   5.10%, due 12-01-2017                                                                                  725,000          738,094
   4.90%, due 12-01-2013                                                                                  100,000          105,192
   4.35%, due 12-01-2008                                                                                  100,000          105,018

   Johnson Creek,  Wisconsin, Community Development Authority,
   Lease Revenue Bond, Tax Incremental District # 2,
   4.85%, due 12-01-2022                                                                                  200,000          208,856

   Kenosha, Wisconsin Housing Authority Multifamily Housing,
   Revenue GNMA Collateralized, Villa Ciera Project, Series A,
   6.00%, due 11-20-2041                                                                                1,000,000        1,041,510

   Lake Delton, Wisconsin, Community Development Authority
   Multifamily Revenue, GNMA Collateralized, Woodland Park Project,
   5.40%, due 02-20-2043                                                                                  750,000          770,812

   Little Chute, Wisconsin Community Development Authority Lease Revenue,
   5.625%, prerefunded 03-01-2006 at 100                                                                  500,000          523,750

   Little Chute, Wisconsin Community Development
   Authority Lease Revenue Refunding Bonds, Series 2004,
   4.35%, due 03-01-2018                                                                                  200,000          206,248
   4.25%, due 03-01-2017                                                                                  200,000          206,118

   Madison, Wisconsin Community Development Authority Revenue Quarters, 2nd Mortgage,
   5.875%, (variable after 07-01-2011), due 07-01-2016                                                    205,000          202,347

   Madison, Wisconsin Community Development Authority Student
   Housing Revenue, Edgewood College Project,
   6.25%, due 04-01-2014                                                                                1,435,000        1,439,420

   Madison, Wisconsin, Community Development Authority Lease
   Revenue, Monona Terrace Community Project,
   6.10%, prerefunded 03-01-2005 at 100                                                                 1,000,000        1,014,280
   5.90%, prerefunded 03-01-2005 at 100                                                                   365,000          369,975

   Madison, Wisconsin Community Development Authority
   Revenue, Meriter Retirement Services, Inc. Project,
   6.125%, due 12-01-2019                                                                               1,500,000        1,504,005

   Madison, Wisconsin Community Development Authority Revenue, Fluno Center Project,
   5.00%, due 11-01-2020                                                                                3,050,000        3,175,050
   4.10%, due 11-01-2008                                                                                   45,000           47,549

   Medford, Wisconsin Community Development Lease Revenue Refunding, Series 2004A,
   4.60%, due 12-01-2021                                                                                  245,000          249,444
   4.55%, due 12-01-2020                                                                                  230,000          234,009
   4.25%, due 12-01-2019                                                                                  220,000          223,676

   Middleton, Wisconsin Community Development Authority Lease Revenue, Series A,
   4.55%, due 10-01-2018                                                                                  500,000          521,995
   4.35%, due 10-01-2017                                                                                1,630,000        1,689,805
   2.90%, due 10-01-2007                                                                                  100,000          101,425

   Milwaukee, Wisconsin Redevelopment Authority Development
   Revenue Refunding, 2430 West Wisconsin Avenue Project,
   3.60%, due 03-01-2014                                                                                  310,000          310,946
   3.50%, due 03-01-2013                                                                                  645,000          647,606
   3.40%, due 03-01-2012                                                                                  480,000          482,880
   3.25%, due 03-01-2011                                                                                  500,000          502,040
   3.00%, due 03-01-2010                                                                                  230,000          231,175

   Milwaukee, Wisconsin Redevelopment Authority Development Revenue
   Refunding YMCA of Metropolitan Milwaukee Inc. Project,
   5.10%, due 12-01-2023                                                                                1,000,000        1,016,800

   Milwaukee, Wisconsin Redevelopment Authority
   Development Revenue Refunding Marquette University Project,
   4.35%, due 11-01-2018                                                                                  500,000          513,660
   4.25%, due 11-01-2017                                                                                1,000,000        1,029,520
   4.15%, due 11-01-2016                                                                                1,275,000        1,311,019

   Milwaukee, Wisconsin Redevelopment Authority Mortgage
   Revenue Refunding Schlitz Park Project, Series A,
   5.50%, due 01-01-2017                                                                                2,900,000        2,822,280

   Milwaukee, Wisconsin Redevelopment Authority Mortgage
   Revenue Refunding Schlitz Park Project, Series B,
   5.60%, due 01-01-2015                                                                                2,345,000        2,375,391

   Milwaukee, Wisconsin Redevelopment Authority
   Revenue YWCA of Greater Milwaukee Project, Series A,
   5.30%, due 06-01-2029                                                                                1,800,000        1,848,960
   5.25%, due 06-01-2019                                                                                  430,000          443,678

   Milwaukee, Wisconsin Redevelopment Authority
   Revenue YWCA of Greater Milwaukee Project, Series B,
   5.20%, due 06-01-2029                                                                                  355,000          364,688
   5.15%, due 06-01-2019                                                                                  200,000          207,074

   Milwaukee, Wisconsin Redevelopment Authority Revenue Summerfest Project,
   4.95%, due 08-01-2020                                                                                1,250,000        1,325,537
   4.85%, due 08-01-2017                                                                                  500,000          530,630
   4.80%, due 08-01-2016                                                                                  500,000          533,140
   4.70%, due 08-01-2015                                                                                  500,000          529,565

   Milwaukee, Wisconsin, Redevelopment Authority
   Milwaukee School of Engineering Project, Series B,
   3.50%, due 07-01-2009                                                                                  250,000          257,500

   Milwaukee, Wisconsin, Redevelopment Authority Revenue Bonds,
   Milwaukee Public Schools-Neighborhood Schools Initiative,
   4.125%, due 08-01-2018                                                                               2,000,000        2,026,020
   4.10%, due 08-01-2017                                                                                1,000,000        1,020,840
   4.00%, due 08-01-2016                                                                                1,000,000        1,019,440
   3.80%, due 08-01-2014                                                                                1,000,000        1,020,380
   3.65%, due 08-01-2013                                                                                2,000,000        2,036,500
   3.25%, due 08-01-2011                                                                                1,000,000        1,005,960
   4.00%, due 08-01-2010                                                                                   50,000           52,637

   Muskego Wisconsin Community Development Authority
   Community Development Lease Revenue, Series 2003,
   4.00%, due 06-01-2018                                                                                   75,000           74,284
   3.90%, due 06-01-2017                                                                                  110,000          108,888
   3.80%, due 06-01-2016                                                                                  100,000           98,856

   New Berlin Wisconsin Housing Authority Revenue Capital Appreciation, Apple Glen Project, Series A,
   Zero %, due 05-01-2010                                                                                  70,000           50,532
   Zero %, due 11-01-2009                                                                                  65,000           48,593
   Zero %, due 05-01-2009                                                                                  70,000           53,878
   Zero %, due 11-01-2007                                                                                  65,000           55,463
   Zero %, due 05-01-2007                                                                                  70,000           61,333

   New Berlin, Wisconsin Housing Authority Revenue Refunding, Apple Glen Project, Series A,
   6.70%, due 11-01-2017                                                                                1,210,000        1,209,988

   Oak Creek, Wisconsin Housing Authority Revenue Refunding, Wood Creek Project,
   5.625%, due 07-20-2029                                                                               2,205,000        2,206,610
   5.50%, due 07-20-2019                                                                                1,000,000        1,001,110

   Oak Creek, Wisconsin Housing Authority Revenue Capital Appreciation, Wood Creek Project,
   Zero %, due 01-20-2014                                                                                  60,000           35,668
   Zero %, due 07-20-2013                                                                                 125,000           76,721
   Zero %, due 01-20-2013                                                                                 125,000           78,906
   Zero %, due 01-20-2012                                                                                  65,000           43,365
   Zero %, due 07-20-2011                                                                                 125,000           85,935
   Zero %, due 01-20-2011                                                                                 125,000           88,366
   Zero %, due 07-20-2007                                                                                  50,000           42,858

   Oconto Falls, Wisconsin Community Development Authority
   Revenue, Oconto Falls Tissue, Inc. Project,
   7.75%, due 12-01-2022                                                                                  800,000          625,688

   Oconto Falls, Wisconsin Community Development Authority Development Revenue,
   8.125%, due 12-01-2022                                                                               1,400,000        1,114,302

   Onalaska, Wisconsin, Community Development Authority Lease Revenue,
   4.15%, due 10-01-2016                                                                                  200,000          208,688
   4.00%, due 10-01-2015                                                                                  100,000          103,827
   3.90%, due 10-01-2014                                                                                  100,000          103,767
   3.65%, due 10-01-2012                                                                                  100,000          103,705

   Oshkosh, Wisconsin Housing Authority Revenue,
   GNMA Collateralized, VNA Assisted Living Inc. Project,
   5.75%, due 09-20-2038                                                                                1,260,000        1,283,713
   5.45%, due 09-20-2017                                                                                  125,000          127,476

   Schofield, Wisconsin Community Development Authority,
   Redevelopment Lease Revenue Refunding Bond, Series 2004
   4.60%, due 10-01-2017                                                                                  100,000          102,962
   4.50%, due 10-01-2015                                                                                  100,000          103,225

   Sheboygan, Wisconsin Housing Authority Multifamily Revenue Refunding,
   GNMA Collateralized, Lake Shore Apartments Project, Series A,
   5.10%, due 11-20-2026                                                                                1,000,000        1,009,000

   Shorewood Wisconsin Community Development
   Authority Lease Revenue Refunding, Arena Project,
   4.35%, due 12-01-2006                                                                                  150,000          156,981

   Slinger, Wisconsin Redevelopment Authority Lease Revenue Refunding,
   4.70%, due 09-01-2012                                                                                $ 400,000          413,236

   Southeast Wisconsin Professional Baseball Park District
   League Capital Appreciation Certificate of Participation,
   Zero %, due 12-15-2017                                                                               1,000,000          580,470
   Zero %, due 12-15-2015                                                                                 970,000          624,544

   Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue, Series 1996,
   5.80%, prerefunded 03-13-2007 at 101                                                                   280,000          307,138
   5.70%, prerefunded 03-13-2007 at 101                                                                   150,000          164,193
   5.75%, prerefunded 03-13-2007 at 101                                                                 1,060,000        1,161,516
   5.45%, prerefunded 03-13-2007 at 101                                                                    50,000           54,435

   Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue Refunding, Series A,
   5.50%, due 12-15-2026                                                                                2,165,000        2,470,070
   5.50%, due 12-15-2018                                                                                  250,000          293,677

   Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue, Series 2001A,
   5.10%, due 12-15-2029                                                                                  170,000          175,831

   Southeast Wisconsin Professional Baseball Park
   District Sales Tax Revenue Refunding, Junior Lien, Series B
   5.50%, due 12-15-2009                                                                                  615,000          695,989

   Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue,
   5.875%, prerefunded 12-15-2009 at 100                                                                  135,000          155,840
   6.10%, prerefunded 12-15-2004 at 100                                                                 3,000,000        3,015,870

   Sturgeon Bay, Wisconsin Waterfront Redevelopment Authority Lease Revenue Series A,
   5.20%, due 10-01-2021                                                                                1,000,000        1,048,550

   Sturgeon Bay, Wisconsin Waterfront Redevelopment Authority Lease Revenue Series B-ACA-CBI,
   5.15%, due 10-01-2020                                                                                  500,000          508,825
   5.00%, due 10-01-2017                                                                                1,000,000        1,019,860

   Sturtevant, Wisconsin Community Development Redevelopment Lease Revenue,
   6.30%, prerefunded 12-01-2004 at 100                                                                    50,000           50,180

   Sun Prairie, Wisconsin Community Development Authority Lease Revenue, Series 2003,
   4.50%, due 08-01-2021                                                                                  150,000          154,845
   4.40%, due 08-01-2020                                                                                  150,000          154,755

   Sussex, Wisconsin Community Development Authority Revenue,
   6.10%, prerefunded 04-01-2015 at 100                                                                   600,000          610,506

   Verona, Wisconsin Community Development Authority Lease Revenue Series A,
   5.50%, due 06-01-2017                                                                                  445,000          462,840

   Verona, Wisconsin (Dane County), Community Development
   Authority Community Development Lease Revenue,
   4.25%, due 12-01-2021                                                                                   50,000           49,974
   4.20%, due 12-01-2020                                                                                   50,000           49,936
   4.00%, due 12-01-2018                                                                                   50,000           50,012
   3.90%, due 12-01-2017                                                                                  100,000           99,467
   3.80%, due 12-01-2016                                                                                  100,000           99,777

   Verona, Wisconsin, Community Development Authority,
   Community Development Lease Revenue, 2004 Series,
   4.85%, due 02-01-2022                                                                                  200,000          208,210
   4.80%, due 02-01-2020                                                                                  100,000          104,426

   Walworth County, Wisconsin Housing Authority Housing
   Revenue, FHA, Kiwanis Heritage Senior  Apartments Project,
   5.70%, due 03-01-2039                                                                                  460,000          469,692

   Watertown, Wisconsin Community Development
   Authority Redevelopment Lease Revenue, Series A,
   5.00%, due 05-01-2018                                                                                  750,000          769,103
   4.80%, due 05-01-2008                                                                                   75,000           79,314

   Waukesha, Wisconsin Housing Authority Revenue Refunding, Oak Hills Terrace Project,
   5.45%, due 06-01-2027                                                                                2,000,000        2,011,320

   Waukesha, Wisconsin Redevelopment Authority
   Development Revenue, GNMA Collateralized,
   Avalon Square, Inc. Project,
   5.00%, due 06-20-2021                                                                                1,000,000        1,046,520

   Waupaca, Wisconsin, Community Development Authority,
   Community Lease Revenue Bond, Series A,
   4.60%, due 04-01-2017                                                                                  300,000          316,269
   4.50%, due 04-01-2016                                                                                  100,000          105,286

   Waupaca, Wisconsin, Community Development Authority, Lease Revenue, Series 2003A,
   4.50%, due 04-01-2017                                                                                  200,000          206,972
   4.40%, due 04-01-2016                                                                                  200,000          206,712
   4.20%, due 04-01-2014                                                                                  100,000          103,531

   Wauwatosa, Wisconsin Housing Capital Appreciation Revenue
   Refunding, Hawthorne Terrace Project, Series A,
   Zero %, due 11-01-2010                                                                                 100,000           71,190
   Zero %, due 05-01-2010                                                                                 105,000           76,899
   Zero %, due 11-01-2009                                                                                 100,000           75,746
   Zero %, due 05-01-2009                                                                                 105,000           81,776
   Zero %, due 11-01-2008                                                                                 100,000           80,609
   Zero %, due 05-01-2008                                                                                 105,000           86,955
   Zero %, due 05-01-2006                                                                                 105,000           97,331
   Zero %, due 11-01-2005                                                                                 100,000           95,550
   Zero %, due 05-01-2005                                                                                  70,000           68,433
   Zero %, due 11-01-2004                                                                                 100,000          100,000

   Wauwatosa, Wisconsin Housing Authority Revenue Refunding,
   Hawthorne Terrace Project, Series A,
   6.70%, due 11-01-2022                                                                                  550,000          548,290
   6.70%, due 11-01-2019                                                                                1,060,000        1,061,982

   Wauwatosa, Wisconsin Redevelopment Authority Lease Revenue,
   5.65%, due 12-01-2015                                                                                  750,000          821,655
   4.95%, due 12-01-2005                                                                                  135,000          139,252

   Weston, Wisconsin Community Development Authority Lease Revenue,
   4.45%, due 10-01-2019                                                                                  500,000          510,065
   4.35%, due 10-01-2018                                                                                  500,000          509,360

   Weston, Wisconsin Community Development Lease Revenue, Series 2004A,
   4.70%, due 10-01-2021                                                                                1,230,000        1,268,782
   4.40%, due 10-01-2018                                                                                  500,000          512,295
   4.25%, due 10-01-2017                                                                                  200,000          203,966
   4.10%, due 10-01-2016                                                                                  500,000          506,695

   Weston, Wisconsin Community Development Lease Revenue, Series 2004B,
   4.75%, due 10-01-2023                                                                                  140,000          142,930
   4.75%, due 10-01-2022                                                                                  130,000          133,561

   Winnebago County, Wisconsin Housing Authority 1st Mortgage
   Revenue Refunding, Section 8 Assisted Housing Project,
   5.625%, due 05-01-2010                                                                                 135,000          130,035
   5.625%, due 05-01-2009                                                                                 125,000          121,504
   5.625%, due 05-01-2008                                                                                 120,000          117,348
   5.625%, due 05-01-2007                                                                                 115,000          113,805
   5.625%, due 05-01-2006                                                                                 105,000          104,489
   5.625%, due 05-01-2005                                                                                 100,000           99,903

   Winnebago County, Wisconsin Housing Authority Housing Revenue, Series A,
   7.125%, due 03-01-2022                                                                                 380,000          381,471
   6.875%, due 03-01-2012                                                                                 165,000          165,637

   Wisconsin Center District Junior Dedicated Tax Revenue, Series B,
   5.75%, prerefunded 12-15-2006 at 101                                                                 3,540,000        3,847,626
   5.70%, prerefunded 12-15-2006 at 101                                                                 3,210,000        3,485,643

   Wisconsin Center District Capital Appreciation Senior Dedicated Tax Revenue,
   Zero %, due 12-15-2026                                                                               2,500,000          826,550

   Wisconsin Center District Junior Dedicated Tax Revenue Refunding,
   5.25%, due 12-15-2023                                                                                1,000,000        1,130,100

   Wisconsin Dells, Wisconsin Community Development Authority Lease Revenue,
   5.00%, due 09-01-2024                                                                                  110,000          114,807

   Wisconsin Housing Finance Authority Revenue,
   6.10%, prerefunded 12-01-2017 at 100                                                                 1,240,000        1,458,550
   6.10%, prerefunded 12-01-2017 at 100                                                                 1,315,000        1,546,769

   Wrightstown, Wisconsin Community Development Authority Revenue,
   6.00%, prerefunded 06-01-2008 at 100                                                                   300,000          338,019
                                                                                                                      ------------
Total Long-Term Tax-Exempt Securities (Cost $146,329,838)                                                              152,631,404
                                                                                                                      ------------

SHORT-TERM TAX-EXEMPT SECURITIES -- 2.2%

DEMAND NOTES -- 2.2%
   Glendale, Wisconsin, Community Development Authority Housing Refunding Revenue,
   Series 2004, Coventry Apartments Project, 1.82%, weekly reset, due 03-01-2019                          495,000          495,000
   Milwaukee, Wisconsin Redevelopment Authority Development Revenue,
   Kennedy II Assoc. Ltd., 1.20%, semi-annual reset, due 12-01-2010                                     1,000,000        1,000,000
   Waukesha, Wisconsin Housing Authority Multifamily Revenue Refunding,
   Park Place Apartments Project, 1.85%, weekly reset, due 02-01-2026                                   1,000,000        1,000,000
   Waukesha, Wisconsin Redevelopment Authority Revenue
   Womens Center, Inc. Project, 1.87%, weekly reset, due 03-01-2033                                     1,000,000        1,000,000
                                                                                                                      ------------
Total Demand Notes                                                                                                       3,495,000
                                                                                                                      ------------

MONEY MARKET -- 0.0%
   AIM Tax-Free Investments Co.- Cash Reserve Portfolio, Private Class                                     28,302           28,302
                                                                                                                      ------------
Total Short-Term Tax-Exempt Securities (Cost $3,523,302)                                                                 3,523,302
                                                                                                                      ------------
TOTAL INVESTMENTS -- 98.8% (COST $149,853,140)                                                                         156,154,706
OTHER ASSETS, LESS OTHER LIABILITIES -- 1.2%                                                                             1,910,522
                                                                                                                      ------------
NET ASSETS -- 100.0%                                                                                                  $158,065,228
                                                                                                                      ------------
                                                                                                                      ------------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004

                                                                                                         DOW JONES      DOW JONES
                                                                                                            U.S.           U.S.
                                                                           S&P 100     PSE TECH 100     HEALTH CARE     FINANCIAL
                                                                            INDEX          INDEX          100 PLUS       100 PLUS
                                                                           -------     ------------     -----------     ---------
ASSETS:
Investments:
   Cost basis of investments                                             $178,740,414   $665,352,518    $68,062,824    $59,457,231
                                                                         ------------   ------------    -----------    -----------
                                                                         ------------   ------------    -----------    -----------
   Long-term investments in securities                                   $196,802,832   $421,861,357    $63,479,740    $58,742,017
   Short-term investments                                                   9,216,571     84,358,389      4,776,011      5,275,783
                                                                         ------------   ------------    -----------    -----------
       Total investments (See Schedule of Investments)                    206,019,403    506,219,746     68,255,751     64,017,800
                                                                         ------------   ------------    -----------    -----------
Cash                                                                               --             --             --             --
Receivables:
   Capital shares sold                                                         15,601        943,384        238,095        258,315
   Dividends and interest                                                     288,437         49,752         42,156        146,795
   Investments sold                                                                --             --             --         36,229
   Due from advisor                                                                --             --          7,585          4,769
   Margin variation                                                             1,295            680             --             --
                                                                         ------------   ------------    -----------    -----------
       Total receivables                                                      305,333        993,816        287,836        446,108
                                                                         ------------   ------------    -----------    -----------
Other assets                                                                   38,674         69,487         20,591         19,116
                                                                         ------------   ------------    -----------    -----------
   Total assets                                                          $206,363,410   $507,283,049    $68,564,178    $64,483,024
                                                                         ------------   ------------    -----------    -----------
                                                                         ------------   ------------    -----------    -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                                OCTOBER 31, 2004

                                                                                                         DOW JONES      DOW JONES
                                                                                                            U.S.           U.S.
                                                                           S&P 100     PSE TECH 100     HEALTH CARE     FINANCIAL
                                                                            INDEX          INDEX          100 PLUS       100 PLUS
                                                                           -------     ------------     -----------     ---------
LIABILITIES:
Payables:
   Capital shares redeemed                                               $    342,224   $    911,098    $   145,729     $   74,680
   Management fees                                                             67,071        106,030         29,472         27,010
   Administration fees                                                         16,743         34,789          5,359          4,911
   Distribution and shareholder servicing fees                                 80,101        162,033         25,081         21,795
   Other accrued expenses                                                     187,174        349,859         52,888         51,125
   Collateral on securities loaned at market value                          8,387,357     82,887,432      4,376,466      4,887,778
   Investments purchased                                                           --             --        179,151        387,132
   Other liabilities                                                               42             --             --             --
                                                                         ------------   ------------    -----------    -----------
       Total liabilities                                                    9,080,712     84,451,241      4,814,146      5,454,431
                                                                         ------------   ------------    -----------    -----------
       Net assets                                                        $197,282,698   $422,831,808    $63,750,032    $59,028,593
                                                                         ------------   ------------    -----------    -----------
                                                                         ------------   ------------    -----------    -----------
Net Assets Consist Of:
   Capital stock                                                          169,739,761    589,280,892     63,468,499     54,079,416
   Undistributed net investment income                                        960,626             --             --        316,481
   Undistributed net realized gains (losses) on investments                  (713,838)    (7,328,202)        88,606         72,127
   Net unrealized appreciation (depreciation) on investments               27,296,149   (159,120,882)       192,927      4,560,569
                                                                         ------------   ------------    -----------    -----------
   Total net assets                                                      $197,282,698   $422,831,808    $63,750,032    $59,028,593
                                                                         ------------   ------------    -----------    -----------
                                                                         ------------   ------------    -----------    -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE
Class A
   Net Asset Value                                                       $137,174,666   $283,000,809    $27,415,362    $24,953,497
   Shares Outstanding                                                       4,460,634     13,654,188      2,711,573      2,200,633
   Redemption and Reinvestment Price                                     $      30.75   $      20.73    $     10.11    $     11.34
                                                                         ------------   ------------    -----------    -----------
                                                                         ------------   ------------    -----------    -----------
   Offering Price                                                        $      32.45   $      21.88    $     10.67    $     11.97
                                                                         ------------   ------------    -----------    -----------
                                                                         ------------   ------------    -----------    -----------
Class B
   Net Asset Value                                                       $ 46,854,197   $ 96,918,509    $12,804,742    $10,447,467
   Shares Outstanding                                                       1,564,360      4,921,507      1,299,658        928,571
   Offering, Redemption and Reinvestment Price                           $      29.95   $      19.69    $      9.85    $     11.25
                                                                         ------------   ------------    -----------    -----------
                                                                         ------------   ------------    -----------    -----------
Class C
   Net Asset Value                                                       $ 13,253,835   $ 28,636,948    $ 9,963,850    $ 9,280,251
   Shares Outstanding                                                         440,220      1,428,382      1,010,505        827,269
   Offering, Redemption and Reinvestment Price                           $      30.11   $      20.05    $      9.86    $     11.22
                                                                         ------------   ------------    -----------    -----------
                                                                         ------------   ------------    -----------    -----------

Class F
   Net Asset Value                                                                      $ 14,275,542    $13,566,078    $14,347,378
   Shares Outstanding                                                                        687,349      1,339,081      1,261,406
   Offering, Redemption and Reinvestment Price                                          $      20.77    $     10.13    $     11.37
                                                                                        ------------    -----------    -----------
                                                                                        ------------    -----------    -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                                OCTOBER 31, 2004

                                                           STRATEGIC       MANAGED                                     WISCONSIN
                                                           ALLOCATION       GROWTH       TAX-EXEMPT     GOVERNMENT    TAX-EXEMPT
                                                           ----------      -------       ----------     ----------    ----------
ASSETS:
Investments:
   Cost basis of investments                               $42,355,308    $79,869,665    $30,097,585    $28,014,501   $149,853,140
                                                           -----------    -----------    -----------    -----------   ------------
                                                           -----------    -----------    -----------    -----------   ------------
   Long-term investments in securities                     $42,183,313    $73,439,049    $31,548,734    $24,297,871   $152,631,404
   Short-term investments                                           --     24,702,768      1,131,055      3,797,427      3,523,302
                                                           -----------    -----------    -----------    -----------   ------------
       Total investments (See Schedule of Investments)      42,183,313     98,141,817     32,679,789     28,095,298    156,154,706
                                                           -----------    -----------    -----------    -----------   ------------
Cash                                                           215,985             --             --             --             --
Receivables:
   Capital shares sold                                         444,715        165,970             97         36,058        110,749
   Dividends and interest                                           --          7,693        491,283        289,457      2,257,638
   Investments sold                                                 --             --             --         26,031             --
   Due from advisor                                             13,370             --             --          1,076             --
                                                           -----------    -----------    -----------    -----------   ------------
       Total receivables                                       458,085        173,663        491,380        352,622      2,368,387
                                                           -----------    -----------    -----------    -----------   ------------
Other assets                                                    43,753         17,216          7,119         15,006         22,807
                                                           -----------    -----------    -----------    -----------   ------------
   Total assets                                            $42,901,136    $98,332,696    $33,178,288    $28,462,926   $158,545,900
                                                           -----------    -----------    -----------    -----------   ------------
                                                           -----------    -----------    -----------    -----------   ------------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                                OCTOBER 31, 2004

                                                           STRATEGIC       MANAGED                                     WISCONSIN
                                                           ALLOCATION       GROWTH       TAX-EXEMPT     GOVERNMENT    TAX-EXEMPT
                                                           ----------      -------       ----------     ----------    ----------
LIABILITIES:
Payables:
   Capital shares redeemed                                 $    51,044    $    54,566    $     6,373    $    58,384   $    158,217
   Distributions to shareholders                                    --             --         33,236          8,073        127,865
   Management fees                                               3,404         45,417         16,766         12,525         67,093
   Administration fees                                           3,404          6,056          2,794          2,088         13,419
   Distribution and shareholder servicing fees                  22,180         29,270          6,985          7,010         38,157
   Other accrued expenses                                       28,152         57,760         36,338         31,851             --
   Collateral on securities loaned at market value                  --     24,585,065             --      3,770,549             --
   Investments purchased                                       370,654             --             --             --             --
   Other liabilities                                                --             --             --            495         75,921
                                                           -----------    -----------    -----------    -----------   ------------
       Total liabilities                                       478,838     24,778,134        102,492      3,890,975        480,672
                                                           -----------    -----------    -----------    -----------   ------------
       Net assets                                          $42,422,298    $73,554,562    $33,075,796    $24,571,951   $158,065,228
                                                           -----------    -----------    -----------    -----------   ------------
                                                           -----------    -----------    -----------    -----------   ------------
Net Assets Consist Of:
   Capital stock                                            42,693,474     59,172,038     33,444,370     26,718,258    156,561,307
   Undistributed net investment income                         (63,890)            --         10,902         (5,647)         8,986
   Undistributed net realized losses on investments            (35,291)    (3,889,628)    (2,961,680)    (2,221,457)    (4,806,631)
   Net unrealized appreciation
     (depreciation) on investments                            (171,995)    18,272,152      2,582,204         80,797      6,301,566
                                                           -----------    -----------    -----------    -----------   ------------
       Total net assets                                    $42,422,298    $73,554,562    $33,075,796    $24,571,951   $158,065,228
                                                           -----------    -----------    -----------    -----------   ------------
                                                           -----------    -----------    -----------    -----------   ------------
NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PROCEEDS PER SHARE
Class A
   Net Asset Value                                         $19,631,588    $50,824,871    $33,075,796    $21,678,050   $150,891,275
   Shares Outstanding                                        1,892,042      3,615,666      3,488,381      2,301,669     14,301,128
   Redemption and Reinvestment Price                       $     10.38    $     14.06    $      9.48    $      9.42   $      10.55
                                                           -----------    -----------    -----------    -----------   ------------
                                                           -----------    -----------    -----------    -----------   ------------

   Offering Price                                          $     10.96    $     14.84    $      9.82    $      9.76   $      10.93
                                                           -----------    -----------    -----------    -----------   ------------
                                                           -----------    -----------    -----------    -----------   ------------
Class B
   Net Asset Value                                         $13,808,520    $16,809,799                   $ 1,114,307   $  3,682,729
   Shares Outstanding                                        1,340,447      1,245,990                       118,214        349,022
   Offering, Redemption and Reinvestment Price             $     10.30    $     13.49                   $      9.43   $      10.55
                                                           -----------    -----------                   -----------   ------------
                                                           -----------    -----------                   -----------   ------------
Class C
   Net Asset Value                                         $ 8,982,190    $ 5,919,892                   $ 1,779,594   $  3,491,224
   Shares Outstanding                                          871,453        433,715                       188,625        331,031
   Offering, Redemption and Reinvestment Price             $     10.31    $     13.65                   $      9.43   $      10.55
                                                           -----------    -----------                   -----------   ------------
                                                           -----------    -----------                   -----------   ------------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                            STATEMENTS OF OPERATIONS

                                                                          FOR THE YEAR ENDED OCTOBER 31, 2004
                                                            --------------------------------------------------------------
                                                                                                DOW JONES        DOW JONES
                                                                                                  U.S.             U.S.
                                                            S&P 100        PSE TECH 100        HEALTH CARE       FINANCIAL
                                                             INDEX             INDEX            100 PLUS         100 PLUS
                                                            -------        ------------        -----------       ---------
INVESTMENT INCOME:
Dividends                                                   $3,947,763      $ 1,333,108        $  604,650       $1,270,842
Interest                                                         4,399           14,453               798              710
Security lending income                                         25,548          204,808            12,013            8,522
                                                            ----------      -----------        ----------       ----------
   Total investment income                                   3,977,710        1,552,369           617,461        1,280,074
                                                            ----------      -----------        ----------       ----------
EXPENSES:
Investment advisory fees                                       845,112        1,259,524           315,751          275,195
Custodian fees                                                  24,075           46,504             7,793            7,129
Transfer agent fees                                            433,220        1,001,660           154,884          127,315
Accounting fees                                                 94,343          114,471            41,728           37,915
Distribution and shareholder servicing fees
   Class A                                                     372,516          691,198            68,405           60,153
   Class B                                                     502,804        1,026,028           132,449          103,118
   Class C                                                     132,613          266,338            95,187           83,232
Audit fees                                                      27,595           47,240            16,815           16,314
Legal fees                                                      54,273          101,171            11,826            9,286
Registration                                                     3,098           17,174            28,994           26,771
Communication                                                   66,287          135,576            27,190           17,562
Director fees                                                   46,373           82,515            10,652            8,908
Administration fees                                            213,124          413,962            57,489           50,102
Organization costs                                                  --               --                --               --
Other expense                                                   64,249          185,457            36,557           37,944
                                                            ----------      -----------        ----------       ----------
   Total expenses                                            2,879,682        5,388,818         1,005,720          860,944
                                                            ----------      -----------        ----------       ----------
Less advisor reimbursement                                          --               --           (95,113)         (78,566)
Less broker reimbursement                                           --          (29,640)               --               --
                                                            ----------      -----------        ----------       ----------
   Net expenses                                              2,879,682        5,359,178           910,607          782,378
                                                            ----------      -----------        ----------       ----------
NET INVESTMENT INCOME (LOSS)                                 1,098,028       (3,806,809)         (293,146)         497,696
                                                            ----------      -----------        ----------       ----------
NET REALIZED GAINS ON INVESTMENTS                            4,780,017        6,980,841           525,932          322,625
NET UNREALIZED APPRECIATION ON INVESTMENTS                   3,742,478       19,774,602           766,251        2,149,653
                                                            ----------      -----------        ----------       ----------
   Net gains on investments                                  8,522,495       26,755,443         1,292,183        2,472,278
                                                            ----------      -----------        ----------       ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $9,620,523      $22,948,634        $  999,037       $2,969,974
                                                            ----------      -----------        ----------       ----------
                                                            ----------      -----------        ----------       ----------

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF OPERATIONS (CONTINUED)

                                           FOR THE PERIOD
                                            DECEMBER 10,                                                  FOR THE        FOR THE
                                             2003#<F37>                                                  TEN MONTHS        YEAR
                                               THROUGH                                                     ENDED          ENDED
                                             OCTOBER 31,       FOR THE YEAR ENDED OCTOBER 31, 2004      OCTOBER 31,    DECEMBER 31,
                                                2004         ----------------------------------------       2004           2003
                                              STRATEGIC      MANAGED                                     WISCONSIN      WISCONSIN
                                             ALLOCATION       GROWTH       TAX-EXEMPT      GOVERNMENT    TAX-EXEMPT     TAX-EXEMPT
                                           --------------    -------       ----------      ----------    ----------    ------------
INVESTMENT INCOME:
Dividends                                     $  10,816     $  189,185     $       --       $     --     $       --     $       --
Interest                                             --          3,689      1,515,801        722,426      6,082,163      7,337,561
Security lending income                              --         36,553             --         10,276             --             --
                                              ---------     ----------     ----------       --------     ----------     ----------
   Total investment income                       10,816        229,427      1,515,801        732,702      6,082,163      7,337,561
                                              ---------     ----------     ----------       --------     ----------     ----------
EXPENSES:
Investment advisory fees                         21,786        446,332        200,913        159,260        666,689        767,154
Custodian fees                                    2,903          8,535          3,381          4,962         16,060         16,921
Transfer agent fees                              39,162        118,137         30,849         38,721        114,000        115,027
Accounting fees                                  22,387         42,890         29,764         26,293         67,553         79,246
Distribution and shareholder servicing fees
   Class A                                       24,687         97,171         83,572         58,740        318,729        375,492
   Class B                                       69,980        153,208             --          9,146         28,210         16,536
   Class C                                       48,345         52,422             --         20,918         27,299         17,112
Audit fees                                       10,001         19,226         14,406         13,852         18,465         16,661
Legal fees                                        3,967         12,807          3,612          5,601         38,557         25,047
Registration                                      7,275         15,720          2,598          6,630            393          2,495
Communication                                     7,896         21,227          3,322          5,723         28,427         22,520
Director fees                                     2,894         11,157          7,500          6,422         29,867         31,721
Administration fees                              21,817         59,576         33,533         26,579        133,554        153,430
Organization costs                               80,467             --             --             --             --             --
Other expense                                     4,688         12,873         16,926         16,418         55,809         41,346
                                              ---------     ----------     ----------       --------     ----------     ----------
   Total expenses                               368,255      1,071,281        430,376        399,265      1,543,612      1,680,708
                                              ---------     ----------     ----------       --------     ----------     ----------
Less advisor reimbursement                     (104,926)            --             --        (11,231)       (76,097)      (120,194)
                                              ---------     ----------     ----------       --------     ----------     ----------
   Net expenses                                 263,329      1,071,281        430,376        388,034      1,467,515      1,560,514
                                              ---------     ----------     ----------       --------     ----------     ----------
NET INVESTMENT INCOME (LOSS)                   (252,513)      (841,854)     1,085,425        344,668      4,614,648      5,777,047
                                              ---------     ----------     ----------       --------     ----------     ----------
NET REALIZED GAINS (LOSSES)
  ON INVESTMENTS                                (35,291)     1,281,254        209,460         33,979        389,677        341,616
NET UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS                (171,995)     5,986,818        153,578       (204,575)        38,946        737,726
   Net gains (losses) on investments           (207,286)     7,268,072        363,038       (170,596)       428,623      1,079,342
                                              ---------     ----------     ----------       --------     ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $(459,799)    $6,426,218     $1,448,463       $174,072     $5,043,271     $6,856,389
                                              ---------     ----------     ----------       --------     ----------     ----------
                                              ---------     ----------     ----------       --------     ----------     ----------

#<F37>  Commencement of operations.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     FOR THE YEAR ENDED OCTOBER 31, 2004
                                                                           ------------------------------------------------------
                                                                                                         DOW JONES      DOW JONES
                                                                                                            U.S.           U.S.
                                                                           S&P 100      PSE TECH 100    HEALTH CARE     FINANCIAL
                                                                            INDEX          INDEX          100 PLUS       100 PLUS
                                                                           -------      ------------    -----------     ---------
OPERATIONS:
Net investment income (loss)                                             $  1,098,028   $ (3,806,809)   $  (293,146)   $   497,696
Net realized gains on investments                                           4,780,017      6,980,841        525,932        322,625
Net unrealized appreciation on investments                                  3,742,478     19,774,602        766,251      2,149,653
                                                                         ------------   ------------    -----------    -----------
       Net increase in net assets resulting from operations                 9,620,523     22,948,634        999,037      2,969,974
                                                                         ------------   ------------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
   Class A                                                                 (1,134,674)            --             --       (188,272)
   Class B                                                                    (41,064)            --             --        (27,789)
   Class C                                                                    (15,279)            --             --        (24,108)
   Class F                                                                         --             --             --        (10,816)
                                                                         ------------   ------------    -----------    -----------
       Total distributions                                                 (1,191,017)            --             --       (250,985)
                                                                         ------------   ------------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                                14,682,436    110,404,585     32,043,090     30,280,750
Net asset value of shares issued in distributions                           1,089,156             --             --        232,870
Cost of shares redeemed                                                   (39,382,160)   (97,439,980)    (9,438,890)    (9,319,353)
                                                                         ------------   ------------    -----------    -----------
       Net increase (decrease) in net assets
         from capital share transactions                                  (23,610,568)    12,964,605     22,604,200     21,194,267
                                                                         ------------   ------------    -----------    -----------
       Total increase (decrease)                                          (15,181,062)    35,913,239     23,603,237     23,913,256
                                                                         ------------   ------------    -----------    -----------
NET ASSETS:
Balance at beginning of period                                            212,463,760    386,918,569     40,146,795     35,115,337
                                                                         ------------   ------------    -----------    -----------
Balance at end of period                                                 $197,282,698   $422,831,808    $63,750,032    $59,028,593
                                                                         ------------   ------------    -----------    -----------
                                                                         ------------   ------------    -----------    -----------
Undistributed net investment income at end of period                     $    960,626             --             --    $   316,481

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                         FOR THE PERIOD
                                                          DECEMBER 10,                                                  FOR THE
                                                           2003#<F38>                                                  TEN MONTHS
                                                            THROUGH                                                      ENDED
                                                          OCTOBER 31,         FOR THE YEAR ENDED OCTOBER 31, 2004     OCTOBER 31,
                                                              2004          --------------------------------------        2004
                                                           STRATEGIC        MANAGED                                    WISCONSIN
                                                           ALLOCATION        GROWTH       TAX-EXEMPT    GOVERNMENT     TAX-EXEMPT
                                                         --------------     -------       ----------    ----------     ----------
OPERATIONS:
Net investment income (loss)                               $  (252,513)   $  (841,854)   $ 1,085,425    $   344,668   $  4,614,648
Net realized gains (losses) on investments                     (35,291)     1,281,254        209,460         33,979        389,677
Net unrealized appreciation (depreciation) on investments     (171,995)     5,986,818        153,578       (204,575)        38,946
                                                           -----------    -----------    -----------    -----------   ------------
       Net increase (decrease) in net assets
         resulting from operations                            (459,799)     6,426,218      1,448,463        174,072      5,043,271
                                                           -----------    -----------    -----------    -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
   Class A                                                          --             --     (1,083,540)      (355,963)    (4,476,396)
   Class B                                                          --             --             --         (7,027)       (79,019)
   Class C                                                          --             --             --        (15,344)       (76,449)
                                                           -----------    -----------    -----------    -----------   ------------
       Total distributions                                          --             --     (1,083,540)      (378,334)    (4,631,864)
                                                           -----------    -----------    -----------    -----------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                 45,283,153     23,198,087        459,166      3,132,690     11,660,175
Net asset value of shares issued in distributions                   --             --        697,524        274,192      3,318,505
Cost of shares redeemed                                     (2,401,056)    (8,705,812)    (2,431,926)    (7,359,048)   (19,648,116)
                                                           -----------    -----------    -----------    -----------   ------------
       Net increase (decrease) in net assets
         from capital share transactions                    42,882,097     14,492,275     (1,275,236)    (3,952,166)    (4,669,436)
                                                           -----------    -----------    -----------    -----------   ------------
       Total increase (decrease)                            42,422,298     20,918,493       (910,313)    (4,156,428)    (4,258,029)
                                                           -----------    -----------    -----------    -----------   ------------
NET ASSETS:
Balance at beginning of period                                      --     52,636,069     33,986,109     28,728,379    162,323,257
                                                           -----------    -----------    -----------    -----------   ------------
Balance at end of period                                   $42,422,298    $73,554,562    $33,075,796    $24,571,951   $158,065,228
                                                           -----------    -----------    -----------    -----------   ------------
                                                           -----------    -----------    -----------    -----------   ------------
Undistributed net investment income at end of period       $   (63,890)            --    $    10,902    $    (5,647)  $      8,986

#<F38>  Commencement of operations.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     FOR THE YEAR ENDED OCTOBER 31, 2003
                                                                           -----------------------------------------------------
                                                                                                        DOW JONES      DOW JONES
                                                                                                           U.S.           U.S.
                                                                           S&P 100      PSE TECH 100   HEALTH CARE     FINANCIAL
                                                                            INDEX          INDEX         100 PLUS       100 PLUS
                                                                           -------      ------------   -----------     ---------
OPERATIONS:
Net investment income (loss)                                             $  1,153,872   $ (3,167,430)   $  (148,535)   $   241,478
Net realized gains (losses) on investments                                     22,663    (10,863,647)      (103,519)      (230,956)
Net unrealized appreciation (depreciation) on investments                  28,740,767    130,557,465      4,675,058      5,570,156
                                                                         ------------   ------------    -----------    -----------
       Net increase in net assets resulting from operations                29,917,302    116,526,388      4,423,004      5,580,678
                                                                         ------------   ------------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
   Class A                                                                   (743,662)            --             --       (146,827)
   Class B                                                                         --             --             --        (33,238)
   Class C                                                                         --             --             --        (21,862)
Net realized gains on Investments
   Class A                                                                         --             --        (51,960)            --
   Class B                                                                         --             --        (35,764)            --
   Class C                                                                         --             --        (20,385)            --
Return of capital
   Class A                                                                         --             --        (24,193)            --
   Class B                                                                         --             --        (16,653)            --
   Class C                                                                         --             --         (9,492)            --
                                                                         ------------   ------------    -----------    -----------
       Total distributions                                                   (743,662)            --       (158,447)      (201,927)
                                                                         ------------   ------------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                                31,858,034    100,300,125     16,190,955     14,051,381
Net asset value of shares issued in distributions                             684,069             --        152,826        196,347
Cost of shares redeemed                                                   (46,271,594)   (84,880,114)    (5,139,201)    (5,895,034)
                                                                         ------------   ------------    -----------    -----------
       Net increase (decrease) in net assets
         from capital share transactions                                  (13,729,491)    15,420,011     11,204,580      8,352,694
                                                                         ------------   ------------    -----------    -----------
       Total increase (decrease)                                           15,444,149    131,946,399     15,469,137     13,731,445
                                                                         ------------   ------------    -----------    -----------
NET ASSETS:
Balance at beginning of period                                            197,019,611    254,972,170     24,677,658     21,383,892
                                                                         ------------   ------------    -----------    -----------
Balance at end of period                                                 $212,463,760   $386,918,569    $40,146,795    $35,115,337
                                                                         ------------   ------------    -----------    -----------
                                                                         ------------   ------------    -----------    -----------
Undistributed net investment income at end of period                     $  1,053,615   $         --    $        --    $   114,532

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                         FOR THE        FOR THE
                                                                                                        YEAR ENDED     YEAR ENDED
                                                               FOR THE YEAR ENDED OCTOBER 31, 2003     DECEMBER 31,   DECEMBER 31,
                                                            ---------------------------------------        2003           2002
                                                            MANAGED                                     WISCONSIN      WISCONSIN
                                                             GROWTH       TAX-EXEMPT     GOVERNMENT     TAX-EXEMPT     TAX-EXEMPT
                                                            -------       ----------     ----------     ----------     ----------
OPERATIONS:
Net investment income (loss)                               $  (600,688)   $ 1,153,400    $   665,996   $  5,777,047   $  2,765,216
Net realized gains (losses) on investments                  (1,639,287)       123,271        361,663        341,616         58,201
Net unrealized appreciation (depreciation) on investments   10,221,130        282,031       (772,117)       737,726      4,982,082
                                                           -----------    -----------    -----------   ------------   ------------
       Net increase in net assets
         resulting from operations                           7,981,155      1,558,702        255,542      6,856,389      7,805,499
                                                           -----------    -----------    -----------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
   Class A                                                          --     (1,161,199)      (735,700)    (5,663,711)    (2,759,646)
   Class B                                                          --             --         (3,775)       (47,833)            --
   Class C                                                          --             --        (38,937)       (49,851)            --
                                                           -----------    -----------    -----------   ------------   ------------
       Total distributions                                          --     (1,161,199)      (778,412)    (5,761,395)    (2,759,646)
                                                           -----------    -----------    -----------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                 16,467,117      2,534,791      9,426,491     34,153,988     13,612,473
Proceeds from merger                                                --             --             --             --     83,982,614
Net asset value of shares issued in distributions                   --        769,586        579,369      4,109,960      1,914,680
Cost of shares redeemed                                     (7,835,964)    (4,900,764)   (13,205,228)   (22,982,434)   (11,554,137)
                                                           -----------    -----------    -----------   ------------   ------------
       Net increase (decrease) in net assets from
         capital share transactions                          8,631,153     (1,596,387)    (3,199,368)    15,281,514     87,955,630
                                                           -----------    -----------    -----------   ------------   ------------
       Total increase (decrease)                            16,612,308     (1,198,884)    (3,722,238)    16,376,508     93,001,483
                                                           -----------    -----------    -----------   ------------   ------------
NET ASSETS:
Balance at beginning
  of period                                                 36,023,761     35,184,993     32,450,617    145,946,749     52,945,266
                                                           -----------    -----------    -----------   ------------   ------------
Balance at end of period                                   $52,636,069    $33,986,109    $28,728,379   $162,323,257   $145,946,749
                                                           -----------    -----------    -----------   ------------   ------------
                                                           -----------    -----------    -----------   ------------   ------------
Undistributed net investment income at end of period       $        --    $     9,017    $   (19,670)  $     26,202   $     10,550

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                               S&P 100 INDEX FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share outstanding throughout the periods ending October 31, unless otherwise indicated. This information should be read in conjunction with the financial statements and related notes:

                                           NET ASSET                    NET REALIZED                 DIVIDENDS  DISTRIBUTIONS FROM
                                            VALUE,           NET       AND UNREALIZED   TOTAL FROM    FROM NET     NET REALIZED
                                           BEGINNING     INVESTMENT    GAINS (LOSSES)   INVESTMENT   INVESTMENT    CAPITAL GAINS
                                           OF PERIOD    INCOME (LOSS)  ON INVESTMENTS   OPERATIONS     INCOME     ON INVESTMENTS
                                          ----------    -------------  --------------   ----------   ----------   --------------
CLASS A SHARES
For the year ended October 31, 2004         $29.57            .25            1.15           1.40       (.22)             --
For the year ended October 31, 2003         $25.59            .22            3.89           4.11       (.13)             --
For the year ended October 31, 2002         $30.78            .15           (5.34)         (5.19)        --              --
For the year ended October 31, 2001         $43.32            .06          (11.91)        (11.85)        --            (.69)
For the year ended October 31, 2000         $41.49            .07            2.31           2.38       (.06)           (.49)

CLASS B SHARES
For the year ended October 31, 2004         $28.83           (.01)           1.15           1.14       (.02)             --
For the year ended October 31, 2003         $25.01             --            3.82           3.82         --              --
For the year ended October 31, 2002         $30.31           (.08)          (5.22)         (5.30)        --              --
For the year ended October 31, 2001         $42.90           (.21)         (11.77)        (11.98)        --            (.61)
For the year ended October 31, 2000         $41.35           (.18)           2.22           2.04         --            (.49)

CLASS C SHARES
For the year ended October 31, 2004         $29.00            .01            1.14           1.15       (.04)             --
For the year ended October 31, 2003         $25.15            .02            3.83           3.85         --              --
For the year ended October 31, 2002         $30.48           (.07)          (5.26)         (5.33)        --              --
For the year ended October 31, 2001         $43.19           (.14)         (11.88)        (12.02)        --            (.69)
For the period from May 8, 2000
  (commencement of operations)
  through October 31, 2000                  $43.69           (.07)           (.43)          (.50)        --              --

                                                                                                         RATIO OF NET
                                                                            RATIO OF                      INVESTMENT
 DISTRIBUTIONS                                                                NET          RATIO OF     INCOME (LOSS)
   IN EXCESS                 NET                    NET       RATIO        INVESTMENT      EXPENSES        (PRIOR TO
    OF NET                  ASSET                 ASSETS,     OF NET     INCOME (LOSS)     (PRIOR TO   REIMBURSEMENTS)
   REALIZED                VALUE,                 END OF   EXPENSES TO     TO AVERAGE   REIMBURSEMENTS)       TO        PORTFOLIO
    CAPITAL     TOTAL      END OF       TOTAL     PERIOD   AVERAGE NET        NET         TO AVERAGE       AVERAGE       TURNOVER
     GAINS  DISTRIBUTIONS  PERIOD  RETURN(A)<F39> (000S)  ASSETS(D)<F42> ASSETS(D)<F42>   NET ASSETS      NET ASSETS       RATE
   ----------------------  ------  --------------  -----  -------------- -------------- ------------------------------  ---------

      --        (.22)      $30.75       4.74%     $137,175      1.13%        .74%            1.13%           .74%         4.06%
      --        (.13)      $29.57      16.14%     $151,908      1.16%        .78%            1.16%           .78%         5.99%
      --          --       $25.59     (16.86)%    $142,765      1.11%        .49%            1.11%           .49%        16.13%
      --        (.69)      $30.78     (27.75)%    $170,879      1.06%        .16%            1.06%           .16%        20.68%
      --        (.55)      $43.32       5.73%     $246,017       .86%        .16%             .91%           .11%         7.01%


      --        (.02)      $29.95       3.97%      $46,854      1.88%       (.01)%           1.88%          (.01)%        4.06%
      --          --       $28.83      15.27%      $50,176      1.90%        .04%            1.90%           .04%         5.99%
      --          --       $25.01     (17.49)%     $46,464      1.86%       (.27)%           1.86%          (.27)%       16.13%
      --        (.61)      $30.31     (28.29)%     $55,255      1.82%       (.60)%           1.82%          (.60)%       20.68%
      --        (.49)      $42.90       4.49%      $68,697      1.58%       (.58)%           1.64%          (.64)%        7.01%


      --        (.04)      $30.11       3.97%      $13,254      1.88%       (.02)%           1.88%          (.02)%        4.06%
      --          --       $29.00      15.31%      $10,380      1.90%        .03%            1.90%           .03%         5.99%
      --          --       $25.15     (17.49)%      $7,790      1.86%       (.27)%           1.86%          (.27)%       16.13%
      --        (.69)      $30.48     (28.24)%      $7,838      1.83%       (.62)%           1.83%          (.62)%       20.68%

      --          --       $43.19      (3.40)%(c)   $3,259      1.63%(b)    (.69)%(b)        1.77%(b)       (.83)%(b)     7.01%(b)
                                             <F41>                  <F40>        <F40>           <F40>           <F40>        <F40>

(a)<F39>   Excludes sales charge.
(b)<F40>   Annualized.
(c)<F41>   Not annualized.
(d)<F42>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                            PSE TECH 100 INDEX FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share outstanding throughout the periods ending October 31, unless otherwise indicated. This information should be read in conjunction with the financial statements and related notes:

                                           NET ASSET                    NET REALIZED                 DIVIDENDS  DISTRIBUTIONS FROM
                                            VALUE,           NET       AND UNREALIZED   TOTAL FROM    FROM NET     NET REALIZED
                                           BEGINNING     INVESTMENT    GAINS (LOSSES)   INVESTMENT   INVESTMENT    CAPITAL GAINS
                                           OF PERIOD    INCOME (LOSS)  ON INVESTMENTS   OPERATIONS     INCOME     ON INVESTMENTS
                                          ----------    -------------  --------------   ----------   ----------   --------------
CLASS A SHARES
For the year ended October 31, 2004         $19.50           (.14)           1.37           1.23         --              --
For the year ended October 31, 2003         $13.31           (.12)           6.31           6.19         --              --
For the year ended October 31, 2002         $18.09           (.16)          (4.35)         (4.51)        --            (.27)
For the year ended October 31, 2001         $36.76           (.20)         (11.79)        (11.99)        --           (6.68)
For the year ended October 31, 2000         $27.13           (.18)          11.79          11.61         --           (1.98)

CLASS B SHARES
For the year ended October 31, 2004         $18.66           (.30)           1.33           1.03         --              --
For the year ended October 31, 2003         $12.83           (.23)           6.06           5.83         --              --
For the year ended October 31, 2002         $17.59           (.31)          (4.18)         (4.49)        --            (.27)
For the year ended October 31, 2001         $36.15           (.37)         (11.51)        (11.88)        --           (6.68)
For the year ended October 31, 2000         $26.90           (.39)          11.56          11.17         --           (1.98)

CLASS C SHARES
For the year ended October 31, 2004         $19.00           (.27)           1.32           1.05         --              --
For the year ended October 31, 2003         $13.07           (.19)           6.12           5.93         --              --
For the year ended October 31, 2002         $17.90           (.24)          (4.32)         (4.56)        --            (.27)
For the year ended October 31, 2001         $36.66           (.31)         (11.77)        (12.08)        --           (6.68)
For the period from May 8, 2000
  (commencement of operations)
  through October 31, 2000                  $38.33           (.12)          (1.55)         (1.67)        --              --

CLASS F SHARES
For the period from December 10, 2003
  (commencement of operations)
  through October 31, 2004                  $19.29           (.05)           1.53           1.48         --              --

                                                                                                         RATIO OF NET
                                                                            RATIO OF                      INVESTMENT
 DISTRIBUTIONS                                                                NET          RATIO OF          LOSS
   IN EXCESS                 NET                    NET       RATIO        INVESTMENT      EXPENSES        (PRIOR TO
    OF NET                  ASSET                 ASSETS,     OF NET          LOSS         (PRIOR TO   REIMBURSEMENTS)
   REALIZED                VALUE,                 END OF   EXPENSES TO     TO AVERAGE   REIMBURSEMENTS)       TO        PORTFOLIO
    CAPITAL     TOTAL      END OF       TOTAL     PERIOD   AVERAGE NET        NET         TO AVERAGE       AVERAGE       TURNOVER
     GAINS  DISTRIBUTIONS  PERIOD  RETURN(A)<F43> (000S)  ASSETS(D)<F46> ASSETS(D)<F46>   NET ASSETS      NET ASSETS       RATE
   ----------------------  ------  --------------  -----  -------------- -------------- ------------------------------  ---------
      --          --       $20.73       6.31%     $283,001    1.08%(e)       (.70)%(e)        1.08%          (.70)%       11.45%
                                                                  <F47>           <F47>
      --          --       $19.50      46.51%     $261,929    1.18%(e)       (.83)%(e)        1.18%          (.83)%       12.19%
                                                                  <F47>           <F47>
      --        (.27)      $13.31     (25.42)%    $171,525    1.15%(e)       (.87)%(e)        1.15%          (.87)%       22.25%
                                                                  <F47>           <F47>
      --       (6.68)      $18.09     (39.98)%    $238,221    1.08%          (.87)%           1.08%          (.87)%       22.37%
      --       (1.98)      $36.76      44.47%     $408,040     .71%          (.52)%            .80%          (.61)%       40.21%

      --          --       $19.69       5.52%      $96,919    1.82%(e)      (1.45)%(e)        1.82%         (1.45)%       11.45%
                                                                  <F47>           <F47>
      --          --       $18.66      45.44%     $102,870    1.93%(e)      (1.57)%(e)        1.93%         (1.57)%       12.19%
                                                                  <F47>           <F47>
      --        (.27)      $12.83     (26.04)%     $72,692    1.89%(e)      (1.62)%(e)        1.89%         (1.62)%       22.25%
                                                                  <F47>           <F47>
      --       (6.68)      $17.59     (39.41)%    $116,467    1.83%         (1.63)%           1.83%         (1.63)%       22.37%
      --       (1.98)      $36.15      43.38%     $205,213    1.42%         (1.23)%           1.52%         (1.33)%       40.21%

      --          --       $20.05       5.53%      $28,637    1.82%(e)      (1.45)%(e)        1.82%         (1.45)%       11.45%
                                                                  <F47>           <F47>
      --          --       $19.00      45.37%      $22,120    1.92%(e)      (1.57)%(e)        1.92%         (1.57)%       12.19%
                                                                  <F47>           <F47>
      --        (.27)      $13.07     (25.98)%     $10,756    1.90%(e)      (1.63)%(e)        1.90%         (1.63)%       22.25%
                                                                  <F47>           <F47>
      --       (6.68)      $17.90     (39.41)%     $10,185    1.84%         (1.63)%           1.84%         (1.63)%       22.37%

      --          --       $36.66      (7.07)%(c)  $11,423    1.48%(b)      (1.29)%(b)        1.72%(b)      (1.86)%(b)    40.21%(b)
                                             <F45>                <F44>           <F44>           <F44>           <F44>        <F44>

      --          --       $20.77       7.67%(c)   $14,276     .85%(e)       (.48)%(e)         .85%(b)       (.48)%(b)    11.45%(b)
                                            <F45>                 <F47>           <F47>           <F44>           <F44>        <F44>


(a)<F43>  Excludes sales charge.
(b)<F44>  Annualized.
(c)<F45>  Not annualized.
(d)<F46>  After expense reimbursement from the Advisor, where applicable.
(e)<F47>  Does not reflect broker reimbursement of 0.01%.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                    DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share outstanding throughout the periods ending October 31, unless otherwise indicated. This information should be read in conjunction with the financial statements and related notes:

                                           NET ASSET                    NET REALIZED                 DIVIDENDS  DISTRIBUTIONS FROM
                                            VALUE,           NET       AND UNREALIZED   TOTAL FROM    FROM NET     NET REALIZED
                                           BEGINNING     INVESTMENT    GAINS (LOSSES)   INVESTMENT   INVESTMENT    CAPITAL GAINS
                                           OF PERIOD        LOSS       ON INVESTMENTS   OPERATIONS     INCOME     ON INVESTMENTS
                                          ----------    -------------  --------------   ----------   ----------   --------------
CLASS A SHARES
For the year ended October 31, 2004          $9.65          (.02)             .48            .46         --              --
For the year ended October 31, 2003          $8.35          (.01)            1.36           1.35         --            (.04)
For the year ended October 31, 2002         $10.21          (.01)           (1.85)         (1.86)        --              --
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                  $10.00          (.01)             .22            .21         --              --

CLASS B SHARES
For the year ended October 31, 2004          $9.47          (.10)             .48            .38         --              --
For the year ended October 31, 2003          $8.26          (.07)            1.33           1.26         --            (.04)
For the year ended October 31, 2002         $10.17          (.06)           (1.85)         (1.91)        --              --
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                  $10.00          (.03)             .20            .17         --              --

CLASS C SHARES
For the year ended October 31, 2004          $9.48          (.09)             .47            .38         --              --
For the year ended October 31, 2003          $8.27          (.06)            1.32           1.26         --            (.04)
For the year ended October 31, 2002         $10.18          (.05)           (1.86)         (1.91)        --              --
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                  $10.00          (.04)             .22            .18         --              --

CLASS F SHARES
For the period from December 10, 2003
  (commencement of operations)
  through October 31, 2004                   $9.91            --              .22            .22         --              --

                                                                                                         RATIO OF NET
                                                                            RATIO OF                      INVESTMENT
 DISTRIBUTIONS                                                                NET          RATIO OF          LOSS
   IN EXCESS                 NET                    NET       RATIO        INVESTMENT      EXPENSES        (PRIOR TO
    OF NET                  ASSET                 ASSETS,     OF NET          LOSS         (PRIOR TO   REIMBURSEMENTS)
   REALIZED                VALUE,                 END OF   EXPENSES TO     TO AVERAGE   REIMBURSEMENTS)       TO        PORTFOLIO
    CAPITAL     TOTAL      END OF       TOTAL     PERIOD   AVERAGE NET        NET         TO AVERAGE       AVERAGE       TURNOVER
     GAINS  DISTRIBUTIONS  PERIOD  RETURN(A)<F48> (000S)  ASSETS(D)<F51> ASSETS(D)<F51>   NET ASSETS      NET ASSETS       RATE
   ----------------------  ------  --------------  -----  -------------- -------------- ------------------------------  ---------
       --         --       $10.11       4.77%     $27,415      1.32%          (.23)%          1.49%         (.40)%       28.31%
     (.01)      (.05)       $9.65      16.28%     $20,606      1.22%          (.11)%          1.75%         (.64)%       28.02%
       --         --        $8.35     (18.22)%    $11,931      1.15%          (.13)%          1.92%         (.90)%       29.17%

       --       (.00)      $10.21       2.10%(c)   $6,894      1.15%(b)       (.37)%(b)       3.16%(b)     (2.38)%(b)    13.49%(c)
                                            <F50>                  <F49>           <F49>          <F49>          <F49>        <F50>

       --         --        $9.85       4.01%     $12,805      2.07%          (.98)%          2.24%        (1.15)%       28.31%
     (.01)      (.05)       $9.47      15.37%     $11,498      1.97%          (.84)%          2.51%        (1.38)%       28.02%
       --         --        $8.26     (18.78)%     $8,106      1.90%          (.88)%          2.67%        (1.65)%       29.17%

       --       (.00)      $10.17       1.70%(c)   $3,595      1.90%(b)      (1.13)%(b)       3.75%(b)     (2.98)%(b)    13.49%(c)
                                            <F50>                  <F49>           <F49>          <F49>          <F49>        <F50>

       --         --        $9.86       4.01%      $9,964      2.07%          (.98)%          2.24%        (1.15)%       28.31%
     (.01)      (.05)       $9.48      15.35%      $8,043      1.97%          (.86)%          2.50%        (1.39)%       28.02%
       --         --        $8.27     (18.76)%     $4,640      1.90%          (.88)%          2.67%        (1.65)%       29.17%

       --         --       $10.18       1.80%(c)   $1,724      1.90%(b)      (1.10)%(b)       3.92%(b)     (3.12)%(b)    13.49%(c)
                                            <F50>                  <F49>           <F49>          <F49>          <F49>        <F50>

       --         --       $10.13       2.22%(c)  $13,566      1.09%(b)       (.09)%(b)       1.24%(b)      (.24)%(b)    28.31%(b)
                                            <F50>                  <F49>           <F49>          <F49>          <F49>        <F49>

(a)<F48>   Excludes sales charge.
(b)<F49>   Annualized.
(c)<F50>   Not annualized.
(d)<F51>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                     DOW JONES U.S. FINANCIAL 100 PLUS FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share outstanding throughout the periods ending October 31, unless otherwise indicated. This information should be read in conjunction with the financial statements and related notes:

                                           NET ASSET                    NET REALIZED                 DIVIDENDS  DISTRIBUTIONS FROM
                                            VALUE,           NET       AND UNREALIZED   TOTAL FROM    FROM NET     NET REALIZED
                                           BEGINNING     INVESTMENT    GAINS (LOSSES)   INVESTMENT   INVESTMENT    CAPITAL GAINS
                                           OF PERIOD       INCOME      ON INVESTMENTS   OPERATIONS     INCOME     ON INVESTMENTS
                                          ----------    -------------  --------------   ----------   ----------   --------------
CLASS A SHARES
For the year ended October 31, 2004         $10.64           .13             .66            .79        (.09)             --
For the year ended October 31, 2003          $8.78           .10            1.87           1.97        (.11)             --
For the year ended October 31, 2002          $9.19           .09            (.42)          (.33)       (.07)           (.01)
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                  $10.00           .02            (.83)          (.81)         --              --

CLASS B SHARES
For the year ended October 31, 2004         $10.58           .05             .65            .70        (.03)             --
For the year ended October 31, 2003          $8.74           .04            1.85           1.89        (.05)             --
For the year ended October 31, 2002          $9.16           .01            (.41)          (.40)       (.01)           (.01)
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                  $10.00            --            (.84)          (.84)         --              --

CLASS C SHARES
For the year ended October 31, 2004         $10.55           .05             .66            .71        (.04)             --
For the year ended October 31, 2003          $8.72           .04            1.84           1.88        (.05)             --
For the year ended October 31, 2002          $9.16           .02            (.42)          (.40)       (.03)           (.01)
For the period from April 17, 2001
  (commencement of operations)
  through October 31, 2001                  $10.00            --            (.84)          (.84)         --              --

CLASS F SHARES
For the period from December 10, 2003
  (commencement of operations)
  through October 31, 2004                  $10.58           .16             .71            .87        (.08)             --

                                                                                                        RATIO OF NET
                                                                       RATIO OF                          INVESTMENT
                                                                         NET            RATIO OF       INCOME (LOSS)
                   NET                      NET         RATIO         INVESTMENT        EXPENSES          (PRIOR TO
                  ASSET                   ASSETS,      OF NET           INCOME          (PRIOR TO     REIMBURSEMENTS)
                 VALUE,                    END OF    EXPENSES TO      TO AVERAGE     REIMBURSEMENTS)         TO         PORTFOLIO
     TOTAL       END OF       TOTAL        PERIOD    AVERAGE NET         NET           TO AVERAGE         AVERAGE        TURNOVER
 DISTRIBUTIONS   PERIOD   RETURN(A)<F52>   (000S)  ASSETS(D)<F55>   ASSETS(D)<F55>     NET ASSETS        NET ASSETS        RATE
 -------------   ------   --------------   -----   --------------   --------------   ---------------  ---------------   ---------
     (.09)       $11.34        7.47%       $24,953      1.32%           1.23%             1.48%            1.07%          29.81%
     (.11)       $10.64       22.67%       $18,994      1.22%           1.29%             1.76%             .75%          16.87%
     (.08)        $8.78       (3.69)%      $11,601      1.15%           1.04%             1.99%             .20%          22.25%

       --         $9.19       (8.10)%(c)    $4,394      1.15%(b)         .77%(b)          4.23%(b)        (2.31)%(b)       8.84%(c)
                                    <F54>                   <F53>           <F53>             <F53>             <F53>          <F54>

     (.03)       $11.25        6.63%       $10,447      2.07%            .48%             2.23%             .32%          29.81%
     (.05)       $10.58       21.72%        $9,149      1.97%            .54%             2.52%            (.01)%         16.87%
     (.02)        $8.74       (4.39)%       $6,049      1.90%            .29%             2.73%            (.54)%         22.25%

       --         $9.16       (8.40)%(c)    $1,897      1.90%(b)         .04%(b)          4.60%(b)        (2.66)%(b)       8.84%(c)
                                    <F54>                   <F53>           <F53>             <F53>             <F53>          <F54>

     (.04)       $11.22        6.69%        $9,280      2.07%            .49%             2.23%             .33%          29.81%
     (.05)       $10.55       21.69%        $6,972      1.97%            .54%             2.52%             .00%          16.87%
     (.04)        $8.72       (4.39)%       $3,734      1.90%            .03%             2.73%            (.53)%         22.25%

       --         $9.16       (8.40)%(c)    $1,121      1.89%(b)         .03%(b)          4.92%(b)        (3.00)%(b)       8.84%(c)
                                    <F54>                   <F53>           <F53>             <F53>             <F53>          <F54>

     (.08)       $11.37        8.24%(c)    $14,347      1.09%(b)        1.52%(b)          1.21%(b)         1.40%(b)       29.81%(b)
                                   <F54>                    <F53>           <F53>             <F53>            <F53>           <F53>

(a)<F52>   Excludes sales charge.
(b)<F53>   Annualized.
(c)<F54>   Not annualized.
(d)<F55>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                           STRATEGIC ALLOCATION FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share outstanding throughout the periods ending October 31, unless otherwise indicated. This information should be read in conjunction with the financial statements and related notes:

                                           NET ASSET                    NET REALIZED                 DIVIDENDS  DISTRIBUTIONS FROM
                                            VALUE,           NET       AND UNREALIZED   TOTAL FROM    FROM NET     NET REALIZED
                                           BEGINNING     INVESTMENT         GAINS       INVESTMENT   INVESTMENT    CAPITAL GAINS
                                           OF PERIOD        LOSS       ON INVESTMENTS   OPERATIONS     INCOME     ON INVESTMENTS
                                          ----------    -------------  --------------   ----------   ----------   --------------
CLASS A SHARES
For the period from December 10, 2003
  (commencement of operations)
  through October 31, 2004                  $10.00          (.04)            .42            .38          --              --

CLASS B SHARES
For the period from December 10, 2003
  (commencement of operations)
  through October 31, 2004                  $10.00          (.08)            .38            .30          --              --

CLASS C SHARES
For the period from December 10, 2003
  (commencement of operations)
  through October 31, 2004                  $10.00          (.08)            .39            .31          --              --

                                                                                                        RATIO OF NET
                                                                       RATIO OF                          INVESTMENT
                                                                         NET            RATIO OF            LOSS
                   NET                      NET         RATIO         INVESTMENT        EXPENSES          (PRIOR TO
                  ASSET                   ASSETS,      OF NET            LOSS           (PRIOR TO     REIMBURSEMENTS)
                 VALUE,                    END OF    EXPENSES TO      TO AVERAGE     REIMBURSEMENTS)         TO         PORTFOLIO
     TOTAL       END OF       TOTAL        PERIOD    AVERAGE NET         NET           TO AVERAGE         AVERAGE        TURNOVER
 DISTRIBUTIONS   PERIOD   RETURN(A)<F56>   (000S)  ASSETS(D)<F59>   ASSETS(D)<F59>     NET ASSETS        NET ASSETS        RATE
 -------------   ------   --------------   -----   --------------   --------------   ---------------  ---------------   ---------
      --         $10.38       3.80%(c)     $19,632       .80%(b)        (.75)%(b)         1.28%(b)        (1.23)%(b)      1.50%(c)
                                  <F58>                     <F57>            <F57>            <F57>             <F57>         <F58>

      --         $10.30       3.00%(c)     $13,809      1.55%(b)       (1.51)%(b)         2.03%(b)        (1.99)%(b)      1.50%(c)
                                  <F58>                     <F57>            <F57>            <F57>             <F57>         <F58>

      --         $10.31       3.10%(c)      $8,982      1.55%(b)       (1.49)%(b)         2.03%(b)        (1.97)%(b)      1.50%(c)
                                  <F58>                     <F57>            <F57>            <F57>             <F57>         <F58>

(a)<F56>   Excludes sales charge.
(b)<F57>   Annualized.
(c)<F58>   Not annualized.
(d)<F59>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                              MANAGED GROWTH FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share outstanding throughout the periods ending October 31, unless otherwise indicated. This information should be read in conjunction with the financial statements and related notes:

                                           NET ASSET                    NET REALIZED                 DIVIDENDS  DISTRIBUTIONS FROM
                                            VALUE,           NET       AND UNREALIZED   TOTAL FROM    FROM NET     NET REALIZED
                                           BEGINNING     INVESTMENT    GAINS (LOSSES)   INVESTMENT   INVESTMENT    CAPITAL GAINS
                                           OF PERIOD        LOSS       ON INVESTMENTS   OPERATIONS     INCOME     ON INVESTMENTS
                                          ----------     ----------    --------------   ----------   ----------   --------------
CLASS A SHARES
For the year ended October 31, 2004         $12.65          (.12)            1.53           1.41         --             --
For the year ended October 31, 2003         $10.60          (.11)            2.16           2.05         --             --
For the year ended October 31, 2002         $10.55          (.11)             .16            .05         --             --
For the year ended October 31, 2001         $13.26          (.12)           (2.59)         (2.71)        --             --
For the year ended October 31, 2000         $10.05          (.09)            3.30           3.21         --             --

CLASS B SHARES
For the year ended October 31, 2004         $12.23          (.23)            1.49           1.26         --             --
For the year ended October 31, 2003         $10.33          (.20)            2.10           1.90         --             --
For the year ended October 31, 2002         $10.36          (.17)             .14           (.03)        --             --
For the year ended October 31, 2001         $13.11          (.18)           (2.57)         (2.75)        --             --
For the year ended October 31, 2000         $10.01          (.17)            3.27           3.10         --             --

CLASS C SHARES
For the year ended October 31, 2004         $12.37          (.23)            1.51           1.28         --             --
For the year ended October 31, 2003         $10.45          (.18)            2.10           1.92         --             --
For the year ended October 31, 2002         $10.48          (.15)             .12           (.03)        --             --
For the year ended October 31, 2001         $13.22          (.14)           (2.60)         (2.74)        --             --
For the period from May 8, 2000
  (commencement of operations)
  through October 31, 2000                  $10.30          (.04)            2.96           2.92         --             --

                                                                                                        RATIO OF NET
                                                                       RATIO OF                          INVESTMENT
                                                                         NET            RATIO OF            LOSS
                   NET                      NET         RATIO         INVESTMENT        EXPENSES          (PRIOR TO
                  ASSET                   ASSETS,      OF NET            LOSS           (PRIOR TO     REIMBURSEMENTS)
                 VALUE,                    END OF    EXPENSES TO      TO AVERAGE     REIMBURSEMENTS)         TO         PORTFOLIO
     TOTAL       END OF       TOTAL        PERIOD    AVERAGE NET         NET           TO AVERAGE         AVERAGE        TURNOVER
 DISTRIBUTIONS   PERIOD   RETURN(A)<F60>   (000S)  ASSETS(D)<F63>   ASSETS(D)<F63>     NET ASSETS        NET ASSETS        RATE
 -------------   ------   --------------   -----   --------------   --------------   ---------------  ---------------   ---------
      --         $14.06       11.15%       $50,825       1.54%          (1.16)%           1.54%            (1.16)%        26.31%
      --         $12.65       19.34%       $33,805       1.57%          (1.19)%           1.57%            (1.19)%        30.07%
      --         $10.60        0.47%       $22,497       1.56%          (1.23)%           1.56%            (1.23)%        18.71%
      --         $10.55      (20.44)%      $15,341       1.58%          (1.27)%           1.77%            (1.46)%        24.32%
      --         $13.26       31.94%       $12,457       1.28%           (.95)%           1.73%            (1.40)%        38.67%

      --         $13.49       10.30%       $16,810       2.30%          (1.91)%           2.30%            (1.91)%        26.31%
      --         $12.23       18.39%       $14,253       2.33%          (1.94)%           2.33%            (1.94)%        30.07%
      --         $10.33        (.29)%      $10,821       2.31%          (1.97)%           2.31%            (1.97)%        18.71%
      --         $10.36      (20.98)%       $6,347       2.33%          (2.02)%           2.52%            (2.21)%        24.32%
      --         $13.11       30.97%        $4,519       1.99%          (1.68)%           2.43%            (2.12)%        38.67%

      --         $13.65       10.35%        $5,920       2.30%          (1.91)%           2.30%            (1.91)%        26.31%
      --         $12.37       18.37%        $4,578       2.33%          (1.94)%           2.33%            (1.94)%        30.07%
      --         $10.45        (.29)%       $2,706       2.30%          (1.96)%           2.30%            (1.96)%        18.71%
      --         $10.48      (20.73)%       $1,089       2.33%          (2.02)%           2.53%            (2.22)%        24.32%

      --         $13.22       22.07%(c)       $173       1.99%(b)       (1.70)%(b)        2.58%(b)         (2.29)%(b)     38.67%(b)
                                   <F62>                     <F61>            <F61>           <F61>              <F61>         <F61>

(a)<F60>   Excludes sales charge.
(b)<F61>   Annualized.
(c)<F62>   Not annualized.
(d)<F63>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                                TAX-EXEMPT FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share outstanding throughout the periods ending October 31, unless otherwise indicated. This information should be read in conjunction with the financial statements and related notes:

                                           NET ASSET                    NET REALIZED                 DIVIDENDS  DISTRIBUTIONS FROM
                                            VALUE,           NET       AND UNREALIZED   TOTAL FROM    FROM NET     NET REALIZED
                                           BEGINNING     INVESTMENT    GAINS (LOSSES)   INVESTMENT   INVESTMENT    CAPITAL GAINS
                                           OF PERIOD       INCOME      ON INVESTMENTS   OPERATIONS     INCOME     ON INVESTMENTS
                                          ----------     ----------    --------------   ----------   ----------   --------------
CLASS A SHARES
For the year ended October 31, 2004          $9.38           .31             .10            .41         (.31)            --
For the year ended October 31, 2003          $9.28           .31             .10            .41         (.31)            --
For the year ended October 31, 2002          $9.13           .33             .15            .48         (.33)            --
For the year ended October 31, 2001          $8.55           .34             .58            .92         (.34)            --
For the year ended October 31, 2000          $8.23           .34             .32            .66         (.34)            --

                                                                                                        RATIO OF NET
                                                                       RATIO OF                          INVESTMENT
                                                                         NET            RATIO OF           INCOME
                   NET                      NET         RATIO         INVESTMENT        EXPENSES          (PRIOR TO
                  ASSET                   ASSETS,      OF NET           INCOME          (PRIOR TO     REIMBURSEMENTS)
                 VALUE,                    END OF    EXPENSES TO      TO AVERAGE     REIMBURSEMENTS)         TO         PORTFOLIO
     TOTAL       END OF       TOTAL        PERIOD    AVERAGE NET         NET           TO AVERAGE         AVERAGE        TURNOVER
 DISTRIBUTIONS   PERIOD   RETURN(A)<F64>   (000S)  ASSETS(D)<F65>   ASSETS(D)<F65>     NET ASSETS        NET ASSETS        RATE
 -------------   ------   --------------   -----   --------------   --------------   ---------------  ---------------   ---------
     (.31)        $9.48       4.39%        $33,076      1.29%           3.25%             1.29%            3.25%          3.46%
     (.31)        $9.38       4.49%        $33,986      1.30%           3.31%             1.30%            3.31%          3.92%
     (.33)        $9.28       5.39%        $35,185      1.26%           3.65%             1.26%            3.65%         16.89%
     (.34)        $9.13      10.96%        $36,494      1.24%           3.88%             1.24%            3.88%          6.28%
     (.34)        $8.55       8.27%        $37,427      1.32%           4.18%             1.35%            4.15%         57.52%

(a)<F64>   Excludes sales charge.
(d)<F65>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                                GOVERNMENT FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share outstanding throughout the periods ending October 31, unless otherwise indicated. This information should be read in conjunction with the financial statements and related notes:

                                           NET ASSET                    NET REALIZED                 DIVIDENDS  DISTRIBUTIONS FROM
                                            VALUE,           NET       AND UNREALIZED   TOTAL FROM    FROM NET     NET REALIZED
                                           BEGINNING     INVESTMENT    GAINS (LOSSES)   INVESTMENT   INVESTMENT    CAPITAL GAINS
                                           OF PERIOD       INCOME      ON INVESTMENTS   OPERATIONS     INCOME     ON INVESTMENTS
                                          ----------     ----------    --------------   ----------   ----------   --------------
CLASS A SHARES
For the year ended October 31, 2004          $9.49           .13            (.06)           .07         (.14)            --
For the year ended October 31, 2003          $9.64           .20            (.11)           .09         (.24)            --
For the year ended October 31, 2002          $9.58           .34             .07            .41         (.35)            --
For the year ended October 31, 2001          $8.89           .46             .61           1.07         (.38)            --
For the year ended October 31, 2000          $8.92           .51            (.03)           .48         (.51)            --

CLASS B SHARES
For the year ended October 31, 2004          $9.49           .08            (.07)           .01         (.07)            --
For the period from March 3,2003
  (commencement of operations)
  through October 31, 2003                   $9.67           .03            (.12)          (.09)        (.09)            --

CLASS C SHARES
For the year ended October 31, 2004          $9.50           .06            (.06)           .00         (.07)            --
For the year ended October 31, 2003          $9.65           .14            (.12)           .02         (.17)            --
For the year ended October 31, 2002          $9.58           .27             .07            .34         (.27)            --
For the year ended October 31, 2001          $8.89           .39             .61           1.00         (.31)            --
For the period from May 8, 2000
  (commencement of operations)
  through October 31, 2000                   $8.89           .08              --            .08         (.08)            --

                                                                                                        RATIO OF NET
                                                                       RATIO OF                          INVESTMENT
                                                                         NET            RATIO OF           INCOME
                   NET                      NET         RATIO         INVESTMENT        EXPENSES          (PRIOR TO
                  ASSET                   ASSETS,      OF NET           INCOME          (PRIOR TO     REIMBURSEMENTS)
                 VALUE,                    END OF    EXPENSES TO      TO AVERAGE     REIMBURSEMENTS)         TO         PORTFOLIO
     TOTAL       END OF       TOTAL        PERIOD    AVERAGE NET         NET           TO AVERAGE         AVERAGE        TURNOVER
 DISTRIBUTIONS   PERIOD   RETURN(A)<F66>   (000S)  ASSETS(D)<F69>   ASSETS(D)<F69>     NET ASSETS        NET ASSETS        RATE
 -------------   ------   --------------   -----   --------------   --------------   ---------------  ---------------   ---------
     (.14)        $9.42         .78%       $21,678       1.38%           1.39%            1.42%             1.35%         35.38%
     (.24)        $9.49         .95%       $25,910       1.36%           2.18%            1.36%             2.18%         71.70%
     (.35)        $9.64        4.40%       $30,321       1.36%           3.60%            1.36%             3.60%        161.40%
     (.38)        $9.58       12.21%       $32,620       1.38%           4.07%            1.38%             4.07%        223.33%
     (.51)        $8.89        5.58%       $30,261       1.24%           5.87%            1.29%             5.82%        328.97%

     (.07)        $9.43         .11%        $1,114       2.13%            .63%            2.19%              .57%         35.38%

     (.09)        $9.49       (0.94)%(c)      $194       2.14%(b)         .99%(b)         2.14%(b)           .99%(b)      71.70%(b)
                                    <F68>                    <F67>           <F67>            <F67>             <F67>          <F67>

     (.07)        $9.43         .00%        $1,780       2.12%            .64%            2.17%              .59%         35.38%
     (.17)        $9.50         .15%        $2,625       2.11%           1.34%            2.11%             1.34%         71.70%
     (.27)        $9.65        3.64%        $2,129       2.09%           2.73%            2.09%             2.73%        161.40%
     (.31)        $9.58       11.47%          $348       2.11%           3.36%            2.11%             3.36%        223.33%

     (.08)        $8.89        5.67%(c)       $228       1.91%(b)        4.92%(b)         2.20%(b)          4.63%(b)     328.97%(b)
                                   <F68>                     <F67>           <F67>            <F67>             <F67>          <F67>

(a)<F66>   Excludes sales charge.
(b)<F67>   Annualized.
(c)<F68>   Not annualized.
(d)<F69>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.

                           WISCONSIN TAX-EXEMPT FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share outstanding throughout the periods ending October 31, unless otherwise indicated. This information should be read in conjunction with the financial statements and related notes:

                                           NET ASSET                    NET REALIZED                 DIVIDENDS  DISTRIBUTIONS FROM
                                            VALUE,           NET       AND UNREALIZED   TOTAL FROM    FROM NET     NET REALIZED
                                           BEGINNING     INVESTMENT    GAINS (LOSSES)   INVESTMENT   INVESTMENT    CAPITAL GAINS
                                           OF PERIOD       INCOME      ON INVESTMENTS   OPERATIONS     INCOME     ON INVESTMENTS
                                          ----------     ----------    --------------   ----------   ----------   --------------
CLASS A SHARES
For the ten months ended October 31, 2004   $10.52           .30            .04            .34          (.31)            --
For the year ended December 31, 2003        $10.44           .40            .07            .47          (.39)            --
For the year ended December 31, 2002         $9.94           .40            .50            .90          (.40)            --
For the year ended December 31, 2001         $9.91           .42            .03            .45          (.42)            --
For the year ended December 31, 2000         $9.45           .44            .46            .90          (.44)            --
For the year ended December 31, 1999        $10.27           .45           (.82)          (.37)         (.45)            --

CLASS B SHARES
For the ten months ended October 31, 2004   $10.52           .24            .03            .27          (.24)            --
For the period from January 6, 2003
  (commencement of operations)
  through December 31, 2003                 $10.39           .32            .12            .44          (.31)            --

CLASS C SHARES
For the ten months ended October 31, 2004   $10.52           .24            .03            .27          (.24)            --
For the period from January 6, 2003
  (commencement of operations)
  through December 31, 2003                 $10.39           .32            .12            .44          (.31)            --

                                                                                                        RATIO OF NET
                                                                       RATIO OF                          INVESTMENT
                                                                         NET            RATIO OF           INCOME
                   NET                      NET         RATIO         INVESTMENT        EXPENSES          (PRIOR TO
                  ASSET                   ASSETS,      OF NET           INCOME          (PRIOR TO     REIMBURSEMENTS)
                 VALUE,                    END OF    EXPENSES TO      TO AVERAGE     REIMBURSEMENTS)         TO         PORTFOLIO
     TOTAL       END OF       TOTAL        PERIOD    AVERAGE NET         NET           TO AVERAGE         AVERAGE        TURNOVER
 DISTRIBUTIONS   PERIOD   RETURN(A)<F70>   (000S)  ASSETS(D)<F73>   ASSETS(D)<F73>     NET ASSETS        NET ASSETS        RATE
 -------------   ------   --------------   -----   --------------   --------------   ---------------  ---------------   ---------
     (.31)       $10.55       3.26%(c)    $150,891      1.07%(b)        3.50%(b)          1.13%(b)         3.44%(b)       9.23%(c)
                                  <F72>                     <F71>           <F71>             <F71>            <F71>          <F72>
     (.39)       $10.52       4.63%       $156,647      1.00%           3.77%             1.07%            3.70%         11.06%
     (.40)       $10.44       9.26%       $145,947      1.10%           4.03%             1.10%            4.03%          8.02%
     (.42)        $9.94       4.56%        $52,945      1.15%           4.14%             1.15%            4.14%          6.31%
     (.44)        $9.91       9.74%        $52,116      1.05%           4.57%             1.09%            4.53%          5.89%
     (.45)        $9.45      (3.75)%       $52,320      0.90%           4.50%             1.00%            4.40%         15.20%

     (.24)       $10.55       2.66%(c)      $3,683      1.82%(b)        2.75%(b)          1.88%(b)         2.69%(b)       9.23%(c)
                                  <F72>                     <F71>           <F71>             <F71>            <F71>          <F72>

     (.31)       $10.52       4.33%(c)      $2,940      1.74%(b)        2.93%(b)          1.85%(b)         2.82%(b)      11.06%(b)
                                  <F72>                     <F71>           <F71>             <F71>            <F71>          <F71>


     (.24)       $10.55       2.66%(c)      $3,491      1.82%(b)        2.75%(b)          1.88%(b)         2.69%(b)       9.23%(c)
                                  <F72>                     <F71>           <F71>             <F71>            <F71>          <F72>

     (.31)       $10.52       4.34%(c)      $2,736      1.74%(b)        2.94%(b)          1.85%(b)         2.83%(b)      11.06%(b)
                                  <F72>                     <F71>           <F71>             <F71>            <F71>          <F71>

(a)<F70>   Excludes sales charge.
(b)<F71>   Annualized.
(c)<F72>   Not annualized.
(d)<F73>   After expense reimbursement from the Advisor, where applicable.

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2004

1.   SIGNIFICANT ACCOUNTING POLICIES --

     North Track Funds, Inc. ("North Track"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with 10 funds: S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund (commencement of operations December 10,
     2003), Managed Growth Fund, Tax-Exempt Fund, Government Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund. This report contains the information for the S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, Managed Growth Fund, Tax-Exempt Fund, Government Fund and Wisconsin Tax-Exempt Fund (individually "Fund", collectively "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares.

     The S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, Managed Growth Fund, Government Fund and Wisconsin Tax-Exempt Fund each offer Class A Shares, Class B Shares and Class C Shares. The PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also have Class F Shares which are only available for purchase by the Strategic Allocation Fund. The Tax-Exempt Fund offers Class A Shares. Each class represents interests in the same portfolio of investments of each Fund and are substantially the same in all respects except that the classes are subject to different sales load structures and 12b-1 fees.

     The following is a summary of the significant accounting policies of North Track.

     (a)  Security Valuation

          Securities traded on a national securities exchange are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market are generally valued at the NASDAQ Official Closing Price ("NOCP"). Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the last reported bid quotation.

          Long-term fixed income securities are valued daily using quotations provided by an independent pricing service. When in the judgment of the pricing service quoted bid prices are readily available these investments are valued at the mean of the quoted bid and ask prices.

          Short-term investments are valued at amortized cost, which approximates market value.

          Securities for which market quotations are not readily available are valued at their fair value as determined in good faith using procedures approved by North Track's Board of Directors. This includes directing that valuations published by a pricing service be used to value securities for which daily prices are not readily available (which may constitute a majority of the Tax-Exempt Fund's and Wisconsin Tax-Exempt Fund's securities). Values are determined by the pricing service using methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

     (b)  Option Transactions

          To the extent consistent with their investment objectives the S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may employ options strategies designed to hedge protectively against any anticipated adverse movements in the market values of its portfolio securities and to enhance return. The risk in writing a call option is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Fund pays a premium whether or not the option is exercised. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

          Option contracts are valued daily, and unrealized appreciation or depreciation is recorded. A Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

          Whenever a Fund does not own securities underlying an open option position sufficient to cover the position, or when a Fund has sold a put, the Fund will maintain in a segregated account with its custodian cash or securities sufficient to cover the exercise price, or with respect to index options, the market value of the open position.

          There were no option contracts purchased or sold by any of the Funds for the fiscal year ended October 31, 2004.

     (c)  Futures Contracts

          The S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may utilize futures contracts to a limited extent. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices.

          Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

     (d)  Net Realized Gains and Losses and Investment Income

          Net realized gains and losses on securities sales (including options and futures) are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Total net realized gains (losses) on investments for the periods ended October 31, 2004, were comprised of the following:

                                                                                                    DOW JONES      DOW JONES
                                                                                        PSE            U.S.           U.S.
                                                                       S&P 100        TECH 100     HEALTH CARE     FINANCIAL
                                                                        INDEX          INDEX         100 PLUS       100 PLUS
                                                                       -------        --------     -----------     ---------
     Net realized gains on investments                                $4,797,797     $7,001,021     $525,932       $322,625
     Net realized losses on futures                                      (17,780)       (20,180)          --             --
                                                                      ----------     ----------     --------       --------
     Total net realized gains on investments                          $4,780,017     $6,980,841     $525,932       $322,625
                                                                      ----------     ----------     --------       --------
                                                                      ----------     ----------     --------       --------

                                                       STRATEGIC       MANAGED                                     WISCONSIN
                                                       ALLOCATION       GROWTH       TAX-EXEMPT     GOVERNMENT     TAX-EXEMPT
                                                       ----------      -------       ----------     ----------     ----------
     Net realized gains (losses) on investments        $(35,291)      $1,281,254     $209,460        $33,979        $389,677
     Net realized gains (losses) on futures                  --               --           --             --              --
                                                       --------       ----------     --------        -------        --------
     Total net realized gains (losses) on investments  $(35,291)      $1,281,254     $209,460        $33,979        $389,677
                                                       --------       ----------     --------        -------        --------
                                                       --------       ----------     --------        -------        --------

          For the twelve months ended December 31, 2003, total net realized gains on investments for the Wisconsin Tax Exempt Fund was $341,616.

     (e)  Federal Income Taxes

          Provision has not been made for Federal income taxes since each Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As of October 31, 2004, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future capital gains distributions:

                                                       DOW JONES     DOW JONES
                                            PSE           U.S.         U.S.
                              S&P 100     TECH 100    HEALTH CARE    FINANCIAL
                               INDEX       INDEX        100 PLUS     100 PLUS
                              -------     --------    ------------   ---------
     Expiration (10/31)
       2007                        --            --            --          --
       2008                        --            --            --          --
       2009                        --            --            --          --
       2010                  $436,716            --            --          --
       2011                    43,985    $4,540,791            --          --
       2012                        --            --            --          --
                             --------    ----------      --------    --------
       Total Amount          $480,701    $4,540,791            --          --
                             --------    ----------      --------    --------
                             --------    ----------      --------    --------

                              STRATEGIC       MANAGED                                     WISCONSIN
                              ALLOCATION       GROWTH       TAX-EXEMPT     GOVERNMENT     TAX-EXEMPT
                              ----------      -------       ----------     ----------     ----------
     Expiration (10/31)
       2006                         --               --     $  354,159             --             --
       2007                         --               --      2,607,520     $  886,917     $2,788,412
       2008                         --       $  154,518             --      1,292,748        782,415
       2009                         --               --             --             --      1,235,804
       2010                         --        2,040,536             --             --             --
       2011                         --        1,556,746             --             --             --
       2012                         --               --             --         13,710             --
                              --------       ----------     ----------     ----------     ----------
       Total Amount                 --       $3,751,800     $2,961,679     $2,193,375     $4,806,631
                              --------       ----------     ----------     ----------     ----------
                              --------       ----------     ----------     ----------     ----------

          At October 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                                                 DOW JONES      DOW JONES
                                                     PSE            U.S.           U.S.
                                    S&P 100        TECH 100     HEALTH CARE     FINANCIAL
                                     INDEX          INDEX         100 PLUS       100 PLUS
                                    -------        --------     -----------     ---------
     Ordinary Income               $960,626           --               --        $301,697
     Long-Term Capital Gain              --           --         $234,155         139,546

                                   STRATEGIC       MANAGED                                     WISCONSIN
                                   ALLOCATION       GROWTH       TAX-EXEMPT     GOVERNMENT     TAX-EXEMPT
                                   ----------      -------       ----------     ----------     ----------
     Ordinary Income                   --             --             --          $24,930         $7,746
     Long-Term Capital Gain            --             --             --               --             --

          During the periods ended October 31, 2004, the tax character of distributions paid were as follows:

                                                                 DOW JONES      DOW JONES
                                                     PSE            U.S.           U.S.
                                    S&P 100        TECH 100     HEALTH CARE     FINANCIAL
                                     INDEX          INDEX         100 PLUS       100 PLUS
                                    -------        --------     -----------     ---------
     Ordinary Income               $1,191,016         --            --           $250,985
     Long-Term Capital Gain                --         --            --                 --

                                   STRATEGIC       MANAGED                                     WISCONSIN
                                   ALLOCATION       GROWTH       TAX-EXEMPT     GOVERNMENT     TAX-EXEMPT
                                   ----------      -------       ----------     ----------     ----------
     Ordinary Income                   --             --             --         $370,261          --
     Long-Term Capital Gain            --             --             --               --          --

          The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes.

          Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at October 31, 2004, the following reclassifications were recorded.

                                                                                DOW JONES      DOW JONES
                                                                    PSE            U.S.           U.S.
                                                   S&P 100        TECH 100     HEALTH CARE     FINANCIAL
                                                    INDEX          INDEX         100 PLUS       100 PLUS
                                                   -------        --------     -----------     ---------
     Capital Stock                                    --        $(3,806,809)     $(10,444)     $  4,742
     Undistributed net investment income (loss)       --          3,806,809       293,146       (44,762)
     Accumulated net realized
       gains (losses) on investments                  --                 --      (282,702)       40,020

                                                  STRATEGIC       MANAGED                                     WISCONSIN
                                                  ALLOCATION       GROWTH       TAX-EXEMPT     GOVERNMENT     TAX-EXEMPT
                                                  ----------      -------       ----------     ----------     ----------
     Capital Stock                               $(188,623)     $(841,854)          --               --           --
     Undistributed net investment income (loss)    188,623        841,854           --         $(47,689)          --
     Accumulated net realized
       gains (losses) on investments                    --             --           --           47,689           --

     (f)  Expenses

          Expenses associated with a specific North Track Fund are charged to that Fund. Common expenses are allocated between the Funds based upon the ratio of the net assets of each Fund to the combined net assets of the Funds, or other equitable means.

          Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

     (g)  Distributions to Shareholders

          Dividends from net investment income are accrued daily and paid monthly for the Tax-Exempt Fund, Government Fund and Wisconsin Tax-Exempt Fund. Dividends from net investment income, if any, are declared and paid annually for the S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S Financial 100 Plus Fund, Strategic Allocation Fund and Managed Growth Fund. Distributable net capital gains, if any, are declared and distributed at least annually.

     (h)  Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES -

     B.C. Ziegler and Company ("BCZ") is investment advisor for all of the Funds covered in this report pursuant to Investment Advisory Agreements ("Agreements"). BCZ is a wholly owned subsidiary of The Ziegler Companies, Inc. Certain officers and directors of North Track are affiliated with BCZ. Under the Agreements, the S&P 100 Index Fund pays BCZ a monthly fee at an annual rate of .575% of the first $20,000,000 of the Fund's average daily net assets, .45% of the next $30,000,000, .40% of the next $50,000,000,
     .35% of the next $400,000,000 and .30% of average daily net assets over $500,000,000.

     Under the Agreements, the PSE Tech 100 Index Fund pays BCZ a monthly fee at an annual rate of .50% of the first $50,000,000 of the Fund's average daily net assets, .30% of the next $200,000,000, .25% of the next $250,000,000, and .20% of average daily net assets in excess of $500,000,000.

     Under the Agreements, the Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund each pays BCZ a monthly fee at an annual rate of .55% of the first $100,000,000 of such Fund's average daily net assets, .50% of the next $400,000,000, and .45% of average daily net assets in excess of $500,000,000. BCZ has contractually committed to waive fees and/or reimburse expenses from March 1, 2004 through February 28, 2005, so that annual operating expenses for each Fund will not exceed 1.35% of average annual net assets for Class A shares and 2.10% for Class B and Class C shares. For the year ended October 31, 2004, BCZ reimbursed the Dow Jones U.S. Health Care 100 Plus Fund $95,113, and the Dow Jones U.S. Financial 100 Plus Fund $78,566.

     Under the Agreements, the Strategic Allocation Fund pays BCZ a monthly fee at an annual rate of .10% of the Fund's average daily net assets. For the period of December 10, 2003 (the Fund's inception) to October 31, 2004 BCZ voluntarily reimbursed the Fund $104,926.

     Under the Agreements, the Managed Growth Fund pays BCZ a monthly fee based on the Fund's average daily net assets at an annual rate of .75% of the first $250,000,000 of the Fund's average daily net assets, .70% of the next $250,000,000, and .65% on the average daily net assets in excess of $500,000,000. Under a Sub-Advisory Agreement, BCZ has retained Geneva Capital Management ("Geneva") to manage the Managed Growth Fund. BCZ, in turn, pays Geneva 50% of the fee paid by the Managed Growth Fund.

     Under the Agreements, each of the Tax-Exempt and Government Funds pay BCZ a monthly fee at an annual rate of .60% of the first $50,000,000 of such Fund's average daily net assets, .50% on the next $200,000,000, and .40% of such Fund's average daily net assets in excess of $250,000,000. For the year ended October 31, 2004, BCZ voluntarily reimbursed the Government Fund $11,231.

     Under the Agreements, the Wisconsin Tax-Exempt Fund pays BCZ a monthly fee at an annual rate of .50% of the first $250,000,000 of the Fund's average daily net assets, and .40% of the Fund's average daily net assets in excess of $250,000.000. BCZ has contractually agreed to waive fees and/or reimburse expenses through April 30, 2004 in order to limit total expenses to 1.00% of average daily net assets for Class A shares and 1.75% for Class B and Class C shares. BCZ reimbursed the Wisconsin Tax-Exempt Fund $76,097 and $120,194 for the 10 months ended October 31, 2004 and the year ended December 31, 2003, respectively.

     North Track has Administration Agreements with BCZ to provide administrative services to the Funds. Under the Administration Agreements, each Fund pays BCZ a monthly fee based on .10% of the Funds' average daily net assets.

     North Track also has an Accounting and Pricing Agreement with BCZ to provide accounting and securities pricing services to the Funds. Under the Accounting and Pricing Agreement, each Fund pays BCZ a monthly fee based on a $13,000 annual fee plus .05% annually of the first $100 million of average daily net assets, .03% of the next $100 million of average daily net assets, and .01% of the next $300 million of average daily net assets. There is no additional charge for assets in excess of $500 million.

     The fees incurred by the Funds for the Administration and the Accounting and Pricing services for the periods ended October 31, 2004 are reflected in the Statement of Operations.

     North Track has approved a Rule 12b-1 Distribution Plan (the "Plan") with respect to Class A, Class B and Class C shares pursuant to the Investment Company Act of 1940 and a Distribution Agreement with BCZ. Accordingly, the Funds make payments to BCZ at an annual rate of .25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. The payments provide compensation for distribution and servicing expense which include, but are not limited to, payments to broker-dealers that have entered into sales agreements with respect to shares of the Funds. Fees incurred by the Funds under the Plan during the periods ended October 31, 2004, are reflected in the Statement of Operations.

     The net amount of sales charges deducted from the proceeds of the sale or redemption of capital shares which were retained by BCZ or paid to an affiliated broker-dealer for the periods ended October 31, 2004, was as follows:

                                                  CONTINGENT DEFERRED     UNDERWRITER            DEALER
                                                      SALES CHARGE         COMMISSION          COMMISSION
                                                  -------------------     -----------          ----------
     S&P 100 Index Fund                                 $ 4,116             $ 25,356            $ 35,844
     PSE Tech 100 Index Fund                             18,048               74,478              38,437
     Dow Jones U.S. Health Care 100 Plus Fund             1,398               29,504              38,509
     Dow Jones U.S Financial 100 Plus Fund                1,390               26,861              33,346
     Strategic Allocation Fund                            3,231               55,565             148,505
     Managed Growth Fund                                  1,806               11,504              16,116
     Tax-Exempt Fund                                         --                  782               1,699
     Government Fund                                      2,931                  986               2,483
     Wisconsin Tax-Exempt Fund                            3,439               32,480              37,940
                                                        -------             --------            --------
                                           Total        $36,359             $257,516            $352,879
                                                        -------             --------            --------
                                                        -------             --------            --------

3.   INVESTMENT TRANSACTIONS --

     Purchases at cost and proceeds from sales of securities, excluding short-term investments, for the periods ended October 31, 2004, aggregated, were as follows:

                                         PURCHASES AT COST  PROCEEDS FROM SALES
                                         -----------------  -------------------
S&P 100 Index Fund                          $ 8,594,129         $32,841,264
PSE Tech 100 Index Fund                      56,793,824          47,249,185
Dow Jones U.S. Health Care 100 Plus Fund     38,459,460          16,083,444
Dow Jones U.S. Financial 100 Plus Fund       36,080,111          14,846,844
Strategic Allocation Fund                    42,774,878             384,279
Managed Growth Fund                          29,664,734          15,786,905
Tax-Exempt Fund                               1,116,250           2,209,460
Government Fund                               9,250,684          12,946,384
Wisconsin Tax-Exempt Fund                    15,334,974          13,908,956

     Net unrealized appreciation (depreciation) on securities held by the Funds and the total cost of securities (for Federal income tax purposes) as of October 31, 2004, were as follows:

                                                                                                    DOW JONES      DOW JONES
                                                                                        PSE            U.S.           U.S.
                                                                       S&P 100        TECH 100     HEALTH CARE     FINANCIAL
                                                                        INDEX          INDEX         100 PLUS       100 PLUS
                                                                       -------        --------     -----------     ---------
     Unrealized appreciation                                          64,606,540     67,377,144      7,545,418      6,365,296
     Unrealized depreciation                                         (37,543,529)  (229,285,436)    (7,498,040)    (1,857,350)
                                                                    ------------  -------------    -----------    -----------
     Net unrealized appreciation (depreciation)                     $ 27,063,011  $(161,908,292)   $    47,378    $ 4,507,946
                                                                    ------------  -------------    -----------    -----------
                                                                    ------------  -------------    -----------    -----------
     Cost of investments                                            $178,956,392  $ 668,128,038    $68,208,373    $59,509,854

                                                       STRATEGIC       MANAGED                                     WISCONSIN
                                                       ALLOCATION       GROWTH       TAX-EXEMPT     GOVERNMENT     TAX-EXEMPT
                                                       ----------      -------       ----------     ----------     ----------
     Unrealized appreciation                              389,654     18,555,988      2,582,437        176,828      6,912,804
     Unrealized depreciation                             (596,940)      (421,676)          (233)      (124,113)      (611,238)
                                                      -----------    -----------    -----------    -----------   ------------
     Net unrealized appreciation (depreciation)       $  (207,286)   $18,134,322    $ 2,582,204    $    52,715   $  6,301,566
                                                      -----------    -----------    -----------    -----------   ------------
                                                      -----------    -----------    -----------    -----------   ------------
     Cost of investments                              $42,390,599    $80,007,495    $30,097,585    $28,042,583   $149,853,140

4.   LINE OF CREDIT --

     North Track has available a line of credit of $15,000,000. Each Fund's borrowings, by investment restriction, cannot exceed 10% of the total net assets excluding the borrowed amounts. Interest expense incurred in connection with such borrowings was not material during the period. Borrowings under this arrangement bear interest approximating the then current prime rate. North Track pays a commitment fee of 30 basis points per annum on the unused portion of the line. Each Fund's policies allow borrowings only for temporary or emergency purposes. Total available capacity under the North Track line of credit was $15,000,000 at October 31, 2004. The average interest rate paid on outstanding borrowings was 3.67% for the year ended October 31, 2004.

5.   SECURITIES LENDING --

     The Funds may lend securities in order to earn additional income. Each Fund receives initial collateral in the form of cash or U.S Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. North Track also continues to receive interest or dividends on the securities loaned. The cash collateral is invested in cash equivalents authorized by the Funds. The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government; securities meeting pre-established rating criteria or qualified money market portfolios. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Gain or loss on the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds that loaned the securities. As with other extensions of credit, there is risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy.

     The value of the collateral at period end is reported on each Fund's Statement of Assets and Liabilities. Earnings from the cash collateral is recorded in the Statements of Operations.

6.   CAPITAL SHARE TRANSACTIONS --

     (a) North Track has authorized common stock of 10 billion shares with a par value of $.001 per share. Its shares are currently divided into 10 mutual fund series: S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, Managed Growth Fund, Tax-Exempt Fund, Government Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund. Each Fund (other than the Cash Reserve Fund) has designated Class A (front-end load) shares. In addition, each Fund (other than the Tax-Exempt Fund) has designated Class B (contingent deferred sales charge) shares and Class C (contingent deferred sales charge) shares. The PSE Tech 100 Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund have designated Class F Shares which are available only to the Strategic Allocation Fund. The authorized shares of common stock may be allocated to any of the above Funds or to new funds as determined by the Board of Directors. The shares of each Fund have equal rights and privileges with all other shares of that Fund.

     (b) Capital share activity during the years ended October 31, 2003 and October 31, 2004, was as follows:

                                                                                               DOW JONES      DOW JONES
                                                                                   PSE            U.S.           U.S.
                                                                  S&P 100        TECH 100     HEALTH CARE     FINANCIAL
     CLASS A SHARES                                                INDEX          INDEX         100 PLUS       100 PLUS
     --------------                                               -------        --------     -----------     ---------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2002                                       5,578,636      12,889,427     1,428,194      1,320,999
       Shares issued                                               993,313       5,090,995     1,041,021        881,979
       Shares issued in distributions                               26,566              --         8,810         16,631
       Shares redeemed                                          (1,461,486)     (4,546,008)     (342,016)      (433,934)
                                                                ----------      ----------     ---------      ---------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2003                                       5,137,029      13,434,414     2,136,009      1,785,675
       Shares issued                                               236,467       3,808,493     1,133,396        903,244
       Shares issued in distributions                               33,392              --            --         16,759
       Shares redeemed                                            (946,254)     (3,588,719)     (557,832)      (505,045)
                                                                ----------      ----------     ---------      ---------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2004                                       4,460,634      13,654,188     2,711,573      2,200,633
                                                                ----------      ----------     ---------      ---------
                                                                ----------      ----------     ---------      ---------

                                                  STRATEGIC       MANAGED                                     WISCONSIN
     CLASS A SHARES                            ALLOCATION#<F74>    GROWTH       TAX-EXEMPT     GOVERNMENT     TAX-EXEMPT
     --------------                            ----------------   -------       ----------     ----------     ----------
     SHARES OUTSTANDING
       AT DECEMBER 31, 2001                                                                                   5,327,229
       Shares issued                                                                                          1,325,986
       Shares issued through merger                                                                           8,272,241
       Shares issued in distributions                                                                           186,741
       Shares redeemed                                                                                       (1,129,563)
                                                                                                            -----------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2002                                       2,122,136      3,792,754      3,145,037     13,982,634*<F76>
       Shares issued                                             1,124,476        272,120        725,108      2,705,358
       Shares issued in distributions                                   --         82,138         56,527        385,452
       Shares redeemed                                            (573,817)      (522,987)    (1,195,068)    (2,181,734)
                                                                 ---------      ---------     ----------    -----------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2003                               --      2,672,795      3,624,025      2,731,604     14,891,710+<F75>
       Shares issued                              2,004,224      1,400,773         48,614         77,842        938,989
       Shares issued in distributions                    --             --         74,125         26,927        307,167
       Shares redeemed                             (112,182)      (457,902)      (258,383)      (534,704)    (1,836,738)
                                                  ---------      ---------      ---------     ----------    -----------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2004                        1,892,042      3,615,666      3,488,381      2,301,669     14,301,128
                                                  ---------      ---------      ---------     ----------    -----------
                                                  ---------      ---------      ---------     ----------    -----------

#<F74>  Commencement of Operations December 10, 2003.
+<F75>  Shares outstanding at December 31, 2003.
*<F76>  Shares outstanding at December 31, 2002.

                                                                                               DOW JONES      DOW JONES
                                                                                   PSE            U.S.           U.S.
                                                                  S&P 100        TECH 100     HEALTH CARE     FINANCIAL
     CLASS B SHARES                                                INDEX          INDEX         100 PLUS       100 PLUS
     --------------                                               -------        --------     -----------      --------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2002                                        1,857,797      5,664,166        981,029        692,360
       Shares issued                                                140,412        667,051        389,027        286,525
       Shares issued in distributions                                    --             --          6,128          3,652
       Shares redeemed                                             (257,924)      (819,629)      (162,199)      (117,393)
                                                                  ---------     ----------      ---------       --------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2003                                        1,740,285      5,511,588      1,213,985        865,144
       Shares issued                                                 75,552        411,909        281,775        210,402
       Shares issued in distributions                                 1,229             --             --          2,397
       Shares redeemed                                             (252,706)    (1,001,990)      (196,102)      (149,372)
                                                                  ---------     ----------      ---------       --------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2004                                        1,564,360      4,921,507      1,299,658        928,571
                                                                  ---------     ----------      ---------       --------
                                                                  ---------     ----------      ---------       --------

                                                                 STRATEGIC       MANAGED                         WISCONSIN
     CLASS B SHARES                                           ALLOCATION#<F77>    GROWTH   GOVERNMENT*<F78>  TAX-EXEMPT++<F80>
     --------------                                          -----------------   --------  ----------------  -----------------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2002                                                       1,047,632             --             --
       Shares issued                                                               233,800         82,979        282,743
       Shares issued in distributions                                                   --            388          2,886
       Shares redeemed                                                            (116,035)       (62,896)        (6,279)
                                                                                 ---------       --------        -------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2003                                               --      1,165,397         20,471        279,350+<F79>
       Shares issued                                              1,360,639        222,330        198,106         74,411
       Shares issued in distributions                                    --             --            703          4,312
       Shares redeemed                                              (20,192)      (141,737)      (101,066)        (9,051)
                                                                  ---------      ---------       --------        -------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2004                                        1,340,447      1,245,990        118,214        349,022
                                                                  ---------      ---------       --------        -------
                                                                  ---------      ---------       --------        -------

 #<F77>  Commencement of operations December 10, 2003.
 *<F78>  Commencement of operations March 3, 2003.
 +<F79>  Shares outstanding at December 31, 2003.
++<F80>  Commencement of operations January 6, 2003.

                                                                                               DOW JONES      DOW JONES
                                                                                   PSE            U.S.           U.S.
                                                                  S&P 100        TECH 100     HEALTH CARE     FINANCIAL
     CLASS C SHARES                                                INDEX          INDEX         100 PLUS       100 PLUS
     --------------                                               -------        --------     -----------     ---------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2002                                          309,796        823,160        561,201        428,321
       Shares issued                                                 92,336        517,772        372,408        328,597
       Shares issued in distributions                                    --             --          3,280          2,279
       Shares redeemed                                              (44,199)      (176,752)       (88,348)       (98,196)
                                                                    -------      ---------      ---------       --------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2003                                          357,933      1,164,180        848,541        661,001
       Shares issued                                                162,928        522,507        309,542        336,362
       Shares issued in distributions                                   477             --             --          2,085
       Shares redeemed                                              (81,117)      (258,305)      (147,578)      (172,179)
                                                                    -------      ---------      ---------       --------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2004                                          440,221      1,428,382      1,010,505        827,269
                                                                    -------      ---------      ---------       --------
                                                                    -------      ---------      ---------       --------

                                                                 STRATEGIC       MANAGED                       WISCONSIN
     CLASS C SHARES                                           ALLOCATION#<F81>    GROWTH     GOVERNMENT    TAX-EXEMPT++<F83>
     --------------                                           ----------------   --------    -----------   -----------------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2002                                                         259,011        220,740             --
       Shares issued                                                               164,699        173,714        266,768
       Shares issued in distributions                                                   --          3,467          4,173
       Shares redeemed                                                             (53,711)      (121,551)       (10,769)
                                                                                 ---------      ---------       --------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2003                                               --        369,999        276,370        260,172+<F82>
       Shares issued                                                973,192        127,212         53,679         99,046
       Shares issued in distributions                                    --             --          1,401          5,968
       Shares redeemed                                             (101,739)       (63,496)      (142,825)       (34,155)
                                                                   --------      ---------      ---------       --------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2004                                          871,453        433,715        188,625        331,031
                                                                   --------      ---------      ---------       --------
                                                                   --------      ---------      ---------       --------

                                                                                               DOW JONES       DOW JONES
                                                                                   PSE            U.S.            U.S.
                                                                                 TECH 100     HEALTH CARE      FINANCIAL
     CLASS F SHARES                                                            INDEX#<F81>   100 PLUS#<F81>  100 PLUS#<F81>
     --------------                                                            -----------   --------------  --------------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2003                                                              --             --             --
       Shares issued                                                               693,823      1,351,511      1,273,164
       Shares issued in distributions                                                   --             --             --
       Shares redeemed                                                              (6,474)       (12,430)       (11,758)
                                                                                   -------      ---------      ---------
     SHARES OUTSTANDING
       AT OCTOBER 31, 2004                                                         687,349      1,339,081      1,261,406
                                                                                   -------      ---------      ---------
                                                                                   -------      ---------      ---------

 #<F81>  Commencement of operations December 10, 2003.
 +<F82>  Shares outstanding at December 31, 2003.
++<F83>  Commencement of operations January 6, 2003.

     (c) For the S&P 100 Index, PSE Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus, Strategic Allocation and Managed Growth Funds, the maximum offering price per Class A Share is computed based on a maximum front-end sales charge of 5.25% of the offering price or 5.54% of the net asset value. For the purpose of this computation, the offering price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 94.75.

          For the Tax-Exempt, Government and Wisconsin Tax-Exempt Funds, the maximum offering price per Class A share is computed based on a maximum front-end sales charge of 3.50% of the offering price or 3.62% of the net asset value. For these Funds, the offering price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 96.5.

7.   FUTURES CONTRACTS --

     An analysis of the futures contracts activity for the year ended October 31, 2004, in the S&P 100 Index and PSE Tech 100 Index Funds, respectively, were as follows:

                                                                              AGGREGATE FACE
                                                  NUMBER OF CONTRACTS       VALUE OF CONTRACTS
                                                  -------------------       ------------------
S&P 100 INDEX FUND:
Outstanding at October 31, 2003                            --                  $         --
Contracts opened                                          416                    23,140,398
Contracts closed                                         (405)                  (22,535,893)
                                                         ----                  ------------
Outstanding at October 31, 2004                            11                  $    604,505
                                                         ----                  ------------
                                                         ----                  ------------
Market value of contracts at October 31, 2004                                  $    621,665
                                                                               ------------
                                                                               ------------

                                                                              AGGREGATE FACE
                                                  NUMBER OF CONTRACTS       VALUE OF CONTRACTS
                                                  -------------------       ------------------
PSE TECH 100 INDEX FUND:
Outstanding at October 31, 2003                             8                  $  1,136,880
Contracts opened                                          266                    38,372,680
Contracts closed                                         (268)                  (38,627,450)
                                                         ----                  ------------
Outstanding at October 31, 2004                             6                  $    882,110
                                                         ----                  ------------
                                                         ----                  ------------
Market value of contracts at October 31, 2004                                  $    894,000
                                                                               ------------
                                                                               ------------

     The number of financial futures contracts and the gross unrealized appreciation at October 31, 2004, for each Fund were as follows:

                                                                 UNREALIZED
                                      NUMBER OF CONTRACTS       DEPRECIATION
                                      -------------------       ------------
S&P 100 INDEX FUND:
S&P 500 E-Mini Index Futures
  expiring June 2004                          11                  $17,160
PSE TECH 100 INDEX FUND:
NASDAQ 100 Index Futures
  expiring June 2004                           6                  $11,890

     The Dow Jones U.S. Health Care 100 Plus Fund and the Dow Jones U.S. Financial 100 Plus Fund had no futures contract activity during the year ended October 31, 2004.

                            NORTH TRACK FUNDS, INC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of North Track Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of North Track Funds, Inc. (collectively, the "Funds") including: S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Managed Growth Fund, Tax-Exempt Fund, and Government Fund as of October 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended; Strategic Allocation Fund as of October 31, 2004, the related statements of operations, changes in net assets, and financial highlights for the period December 10, 2003 (commencement of operations) through October 31, 2004; and Wisconsin Tax-Exempt Fund as of October 31, 2004, the related statements of operations for the ten-month period ended October 31, 2004 and the year ended December 31, 2003, and the statements of changes in net assets and financial highlights for the ten-month period ended October 31, 2004 and each of the two years in the period ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial highlights (excluding Wisconsin Tax-Exempt Fund) for the periods ended prior to October 31, 2002, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 30, 2001. The Wisconsin Tax-Exempt Fund's financial highlights for the periods ended prior to December 31, 2002 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated January 18, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of: S&P 100 Index Fund, PSE Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Managed Growth Fund, Tax-Exempt Fund, Government Fund, Strategic Allocation Fund, and Wisconsin Tax-Exempt Fund as of October 31, 2004, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP

Chicago, IL
December 20, 2004

                                   MANAGEMENT

The directors and officers of North Track Funds, Inc. as of October 31, 2004 are listed below, together with their principal occupations during the past five years. The current Statement of Additional Information for the Funds contains additional information about the directors and officers and is available, without charge, upon request by calling North Track toll free at 1-800-826-4600.

                                                                                                       NUMBER OF
                                      TERM OF                                                          NORTH TRACK   OTHER
                         POSITION(S)  OFFICE AND                                                       FUNDS         DIRECTORSHIPS
NAME, ADDRESS            HELD WITH    LENGTH OF           PRINCIPAL OCCUPATION(S)                      OVERSEEN      HELD BY
AND DATE OF BIRTH        NORTH TRACK  TIME SERVED1<F84>   DURING PAST FIVE YEARS                       BY DIRECTOR   DIRECTOR2<F85>
-----------------        -----------  -----------------   -----------------------                      -----------   --------------
INDEPENDENT DIRECTORS:

Marcia L. Wallace        Director     Since 2001          Retired; Senior Vice President in Global     10            None
9122 Midnight Pass Road                                   Trust Services and Institutional Custody,
Sarasota, FL 34242                                        First Chicago NBD/Bank One from 1985 to 1999.
Birthdate: 12-2-47

James G. DeJong          Director     Since 2001          President and Managing Shareholder, O'Neil,  10            None
250 E. Wisconsin Ave.                                     Cannon, Hollman & DeJong S.C. (law firm)
Suite 2000                                                since 1987.
Milwaukee, WI 53202
Birthdate: 10-18-51

Brian J. Girvan          Director     Since 2003          Partner, Ascent Venture Management, Inc.     10            None
250 E. Wisconsin Ave.                                     since August 2003; Chief Operating
Suite 2000                                                Officer and Chief Financial Officer, Argo
Milwaukee, WI 53202                                       Global Capital, LLC (venture capital company)
Birthdate: 10-20-55                                       from 2001 to 2003; Senior Vice President and
                                                          Division Executive, Fidelity Investments from
                                                          1999 to 2001; Senior Vice President and Group
                                                          CFO, Fidelity Investments from 1998 to 1999.

Cornelia Boyle           Director     Since 2003          Currently Retired; Executive Vice President  10            None
46 Twin Lake Villa Road                                   and Chief Operations Officer, AIG SunAmerica
New London, NH 03257                                      Retirement Markets, Inc., from 2000 to 2003;
Birthdate: 09-23-53                                       and Executive Vice President, Fidelity
                                                          Investments from 1996 to 2000.

INTERESTED DIRECTORS AND OFFICERS:

John J. Mulherin3<F86>   Director     Since 2003          Chief Executive Officer, The Ziegler         10            None
250 E. Wisconsin Ave.                                     Companies, Inc. since February 2000;
Suite 2000                                                Chief Administrative Officer at Villanova
Milwaukee, WI 53202                                       Capital (asset management group of Nationwide
Birthdate: 5-18-51                                        Insurance) from June 1999 to February 2000.

David G. Stoeffel        President    Since 2003          Senior Managing Director and Head of Asset   N/A           N/A
250 E. Wisconsin Ave.                                     Management, B.C. Ziegler and Company since
Suite 2000                                                2003.  Senior Vice President and Director of
Milwaukee, WI 53202                                       Mutual Funds Marketing and Administration,
Birthdate: 10-20-58                                       Nomura Asset Management U.S.A., Inc. from
                                                          1998 to 2003.

Franklin P. Ciano        Chief        Since 1996          Manager of North Track Operations, B.C.      N/A           N/A
250 E. Wisconsin Ave.    Financial                        Ziegler and Company since 1996.
Suite 2000               Officer and
Milwaukee, WI 53202      Treasurer
Birthdate: 4-26-52

S. Charles O'Meara       Secretary    Since 2003          General Counsel, Senior Vice President and   N/A           N/A
250 E. Wisconsin Ave.                                     Secretary, The Ziegler Companies, Inc. and
Suite 2000                                                B.C. Ziegler and Company.
Milwaukee, WI 53202
Birthdate: 2-13-50

Jon Kiekhofer            Chief        Since 2004          Client Manager, UMB Fund Services, Inc.,     N/A           N/A
250 E. Wisconsin Ave.    Compliance                       from 1999 to 2004.
Suite 2000               Officer
Milwaukee, WI 53202
Birthdate: 12-20-58

1<F84> Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of North Track serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.
2<F85> Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.
3<F86> Mr. Mulherin is considered to be an "interested person" (as defined in the 1940 Act) of North Track because he is Chief Executive Officer of The Ziegler Companies, Inc.

                          TAX INFORMATION (UNAUDITED)

The information below is for each Fund's fiscal year-end. Most shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed for income tax purposes will be sent in early 2005 on IRS Form 1099.

For the fiscal year ended October 31, 2004, the Funds listed have designated long-term capital gain dividends, dividends qualifying for the corporate dividends received deduction, qualified dividend income, and tax-exempt dividends with regard to distributions paid during the year as follows:

                                                                                                  CORPORATE
                                   LONG-TERM                                                      DIVIDENDS         QUALIFIED
                                 CAPITAL GAINS          ORDINARY INCOME          TOTAL            RECEIVED           DIVIDEND
                             DISTRIBUTIONS (A)<F87>  DISTRIBUTIONS (A)<F87>  DISTRIBUTIONS   DEDUCTION (B)<F88>  INCOME (B)<F88>
                             ----------------------  ----------------------  -------------   ------------------  ---------------
S&P 100 Index Fund                     0%                     100%                100%              100%               100%
Dow Jones U.S. Financial
  100 Plus Fund                        0%                     100%                100%              100%               100%
Government Fund                        0%                     100%                100%                0%                 0%

(a)<F87>  as a percentage of the Fund's total distributions
(b)<F88>  as a percentage of the Fund's ordinary income distributions

The Tax-Exempt Fund and Wisconsin Tax-Exempt Fund designated 100% and 99.8%, respectively, of income distributions paid during the periods ended October 31, 2004 as tax-exempt income distributions.

                        EXPENSE INFORMATION (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the North Track Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases or redemptions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004, to October 31, 2004.

ACTUAL EXPENSES

For each fund class, the first line of the table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each fund class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

S&P 100 INDEX FUND

                                                   BEGINNING ACCOUNT     ENDING ACCOUNT         EXPENSES PAID DURING
                                                      VALUE 5/1/04       VALUE 10/31/04     PERIOD 5/1/04-10/31/04*<F89>
                                                   -----------------     --------------     ----------------------------
Class A
Actual                                                 $1,000.00           $1,003.30                   $5.79
Hypothetical (5% return before expenses)               $1,000.00           $1,019.36                   $5.84

Class B
Actual                                                 $1,000.00           $  999.70                   $9.55
Hypothetical (5% return before expenses)               $1,000.00           $1,015.58                   $9.63

Class C
Actual                                                 $1,000.00           $  999.70                   $9.55
Hypothetical (5% return before expenses)               $1,000.00           $1,015.58                   $9.63

*<F89>  Expenses are equal to the annualized expense ratio for each class (A:
        1.15%; B: 1.90%; C: 1.90%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

PSE TECH 100 INDEX FUND

                                                   BEGINNING ACCOUNT     ENDING ACCOUNT         EXPENSES PAID DURING
                                                      VALUE 5/1/04       VALUE 10/31/04     PERIOD 5/1/04-10/31/04*<F90>
                                                   -----------------     --------------     ----------------------------
Class A
Actual                                                 $1,000.00           $1,034.90                   $5.63
Hypothetical (5% return before expenses)               $1,000.00           $1,019.61                   $5.58

Class B
Actual                                                 $1,000.00           $1,030.90                   $9.39
Hypothetical (5% return before expenses)               $1,000.00           $1,015.89                   $9.32

Class C
Actual                                                 $1,000.00           $1,030.80                   $9.39
Hypothetical (5% return before expenses)               $1,000.00           $1,015.89                   $9.32

Class F
Actual                                                 $1,000.00           $1,035.90                   $4.35
Hypothetical (5% return before expenses)               $1,000.00           $1,020.86                   $4.32

*<F90>    Expenses are equal to the annualized expense ratio for each class (A:
          1.10%; B: 1.84%; C: 1.84%; F: .85%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

                                                   BEGINNING ACCOUNT     ENDING ACCOUNT         EXPENSES PAID DURING
                                                      VALUE 5/1/04       VALUE 10/31/04     PERIOD 5/1/04-10/31/04*<F91>
                                                   -----------------     --------------     ----------------------------
Class A
Actual                                                 $1,000.00           $  935.20                   $6.57
Hypothetical (5% return before expenses)               $1,000.00           $1,018.35                   $6.85

Class B
Actual                                                 $1,000.00           $  931.00                   $10.19
Hypothetical (5% return before expenses)               $1,000.00           $1,014.58                   $10.63

Class C
Actual                                                 $1,000.00           $  931.10                   $10.19
Hypothetical (5% return before expenses)               $1,000.00           $1,014.58                   $10.63

Class F
Actual                                                 $1,000.00           $  936.20                   $5.35
Hypothetical (5% return before expenses)               $1,000.00           $1,019.61                   $5.58

*<F91>    Expenses are equal to the annualized expense ratio for each class (A:
          1.35%; B: 2.10%; C: 2.10%; F: 1.10%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

                                                   BEGINNING ACCOUNT     ENDING ACCOUNT         EXPENSES PAID DURING
                                                      VALUE 5/1/04       VALUE 10/31/04     PERIOD 5/1/04-10/31/04*<F92>
                                                   -----------------     --------------     ----------------------------
Class A
Actual                                                 $1,000.00           $1,037.50                   $6.91
Hypothetical (5% return before expenses)               $1,000.00           $1,018.35                   $6.85

Class B
Actual                                                 $1,000.00           $1,034.00                   $10.74
Hypothetical (5% return before expenses)               $1,000.00           $1,014.58                   $10.63

Class C
Actual                                                 $1,000.00           $1,034.10                   $10.74
Hypothetical (5% return before expenses)               $1,000.00           $1,014.58                   $10.63

Class F
Actual                                                 $1,000.00           $1,038.40                   $5.64
Hypothetical (5% return before expenses)               $1,000.00           $1,019.61                   $5.58

*<F92>    Expenses are equal to the annualized expense ratio for each class (A:
          1.35%; B: 2.10%; C: 2.10%; F: 1.10%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

STRATEGIC ALLOCATION FUND

                                                   BEGINNING ACCOUNT     ENDING ACCOUNT         EXPENSES PAID DURING
                                                      VALUE 5/1/04       VALUE 10/31/04     PERIOD 5/1/04-10/31/04*<F93>
                                                   -----------------     --------------     ----------------------------
Class A
Actual                                                 $1,000.00           $  999.00                   $4.02
Hypothetical (5% return before expenses)               $1,000.00           $1,021.11                   $4.06

Class B
Actual                                                 $1,000.00           $  994.20                   $7.77
Hypothetical (5% return before expenses)               $1,000.00           $1,017.34                   $7.86

Class C
Actual                                                 $1,000.00           $  995.20                   $7.77
Hypothetical (5% return before expenses)               $1,000.00           $1,017.34                   $7.86

*<F93>    Expenses are equal to the annualized expense ratio for each class (A:
          .80%; B: 1.55%; C: 1.55%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period. The Strategic Allocation Fund is a fund of funds. The expense ratios and expenses paid indicated for the Strategic Allocation Fund do not include the expenses of the underlying funds.

MANAGED GROWTH FUND

                                                   BEGINNING ACCOUNT     ENDING ACCOUNT         EXPENSES PAID DURING
                                                      VALUE 5/1/04       VALUE 10/31/04     PERIOD 5/1/04-10/31/04*<F94>
                                                   -----------------     --------------     ----------------------------
Class A
Actual                                                 $1,000.00           $1,053.20                   $7.95
Hypothetical (5% return before expenses)               $1,000.00           $1,017.39                   $7.81

Class B
Actual                                                 $1,000.00           $1,049.00                   $11.79
Hypothetical (5% return before expenses)               $1,000.00           $1,013.62                   $11.59

Class C
Actual                                                 $1,000.00           $1,049.20                   $11.80
Hypothetical (5% return before expenses)               $1,000.00           $1,013.62                   $11.59

*<F94>    Expenses are equal to the annualized expense ratio for each class (A:
          1.54%; B: 2.29%; C: 2.29%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

TAX EXEMPT FUND

                                                   BEGINNING ACCOUNT     ENDING ACCOUNT         EXPENSES PAID DURING
                                                      VALUE 5/1/04       VALUE 10/31/04     PERIOD 5/1/04-10/31/04*<F945
                                                   -----------------     --------------     ----------------------------
Class A
Actual                                                 $1,000.00           $1,039.80                   $6.67
Hypothetical (5% return before expenses)               $1,000.00           $1,018.60                   $6.60

*<F95> Expenses are equal to the annualized expense ratio for class A (1.30%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

GOVERNMENT FUND


                                                   BEGINNING ACCOUNT     ENDING ACCOUNT         EXPENSES PAID DURING
                                                      VALUE 5/1/04       VALUE 10/31/04     PERIOD 5/1/04-10/31/04*<F96>
                                                   -----------------     --------------     ----------------------------
Class A
Actual                                                 $1,000.00           $1,007.90                   $7.17
Hypothetical (5% return before expenses)               $1,000.00           $1,018.00                   $7.20

Class B
Actual                                                 $1,000.00           $1,005.00                   $10.89
Hypothetical (5% return before expenses)               $1,000.00           $1,014.28                   $10.94

Class C
Actual                                                 $1,000.00           $1,003.90                   $10.88
Hypothetical (5% return before expenses)               $1,000.00           $1,014.28                   $10.94

*<F96>    Expenses are equal to the annualized expense ratio for each class (A:
          1.42%; B: 2.16%; C: 2.16%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

WISCONSIN TAX-EXEMPT FUND

                                                   BEGINNING ACCOUNT     ENDING ACCOUNT         EXPENSES PAID DURING
                                                      VALUE 5/1/04       VALUE 10/31/04     PERIOD 5/1/04-10/31/04*<F97>
                                                   -----------------     --------------     ----------------------------
Class A
Actual                                                 $1,000.00           $1,038.30                   $5.74
Hypothetical (5% return before expenses)               $1,000.00           $1,019.51                   $5.69

Class B
Actual                                                 $1,000.00           $1,034.60                   $9.56
Hypothetical (5% return before expenses)               $1,000.00           $1,015.74                   $9.48

Class C
Actual                                                 $1,000.00           $1,035.60                   $9.57
Hypothetical (5% return before expenses)               $1,000.00           $1,015.74                   $9.48

*<F97>    Expenses are equal to the annualized expense ratio for each class (A:
          1.12%; B: 1.87%; C: 1.87%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

PROXY VOTING

A copy of the policies and procedures that North Track uses to vote proxies relating to portfolio securities is attached to the Funds' Statement of Additional Information, which is available without charge, upon request, by calling 1-800-826-4600 or on the SEC's website at www.sec.gov. In addition,
                                                  -----------
information regarding how the Funds actually voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge and upon request, by calling 1-800-826-4600 or on the SEC's website at www.sec.gov.
-----------

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. Each Fund's Forms N-Q may be
                                  -----------
reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. North Track also makes available the information on Forms N-Q to shareholders without charge and upon request, by calling 1-800-826-4600.

NORTH TRACK FUNDS, INC.

1-800-826-4600

250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

OFFICERS AND DIRECTORS

Marcia L. Wallace, Director
James G. DeJong, Director
Brian J. Girvan, Director
Cornelia Boyle, Director
John J. Mulherin, Director
David G. Stoeffel, President and CEO
Franklin P.Ciano, CFOand Treasurer
Jon Kiekhofer, Chief Compliance Officer
S. Charles O'Meara, Secretary

INVESTMENT ADVISORS

B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

Geneva Capital Management Ltd.
(Sub-Advisor to Managed Growth Fund)
250 East Wisconsin Avenue
Suite 1050
Milwaukee, Wisconsin 53202

DISTRIBUTOR

B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

ACCOUNTING/PRICING AGENT

B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT

PFPC Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

CUSTODIAN

Union Bank of California
475 Sansome Street
San Francisco, California 94111

COUNSEL

Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
180 North Stetson Avenue
Chicago, Illinois 60601

250 East Wisconsin Avenue o  Suite 2000 o Milwaukee, Wisconsin 53202-4298

(NORTH TRACK LOGO)
INDEX FUNDS WITH ADVICE

ANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.

A05 NT343-12/04

(NORTH TRACK LOGO)
INDEX FUNDS WITH ADVICE

ANNUAL REPORT
TO SHAREHOLDERS

October 31, 2004

>  CASH RESERVE FUND

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                               PRESIDENT'S LETTER
                         ANNUAL REPORT TO SHAREHOLDERS
                                OCTOBER 31, 2004

                                                               December 20, 2004

DEAR SHAREHOLDER:

I am pleased to provide you with the 2004 annual report for the North Track Cash Reserve Fund.

The past year has seen many changes within the mutual fund industry, as it has sought to react to the disclosure of a number of unhealthy practices. We at North Track have welcomed the changes made to improve our industry and remain committed to serving you, our shareholder. Your interests will always come first.

We would also like to point out that the North Track Board of Directors authorized a change in the Cash Reserve Fund's fiscal year-end to October 31 to coincide with all other North Track Funds. This allows North Track to operate more efficiently when calculating distribution information and communicating that information to investors and financial service firms. As a result, the information in this report is for the first ten months of the year. In the future we will be reporting twelve-month results through October 31 of each year.

Our reports to shareholders now contain graphical illustrations of the Fund's portfolio holdings and useful information on the Fund's expenses.

Thank you for your continued confidence in North Track and, as always, we welcome your questions or comments.

Best Regards,

/s/David G. Stoeffel

David G. Stoeffel
President and CEO

This report contains information for existing shareholders of the North Track Cash Reserve Fund. It does not constitute an offer to sell. If an investor wishes to receive more information about the Fund, the investor should obtain a prospectus, which includes a discussion of the Fund's investment objective and all sales charges and expenses of the Fund.

CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

Some of the matters discussed in this report are forward-looking statements. These include any predictions, recommendations, assessments, analyses or outlooks for individual securities, industries, prevailing interest rates, yields, returns, economic sectors and/or securities markets and can be identified as such because the context of the statements may include words such as "will," "should," "believes," "predicts," "expects," "anticipates," "foresees," "hopes" and words of similar import. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, such as market, objective, industry, credit and interest rate risks, other factors bearing on these reports include the accuracy of the adviser's or portfolio manager's forecasts and predictions about particular securities, industries, markets and the general economy in making investment decisions; the appropriateness of the investment strategies designed by the adviser or portfolio manager; and the ability of the adviser or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially from anticipated performance. The forward-looking statements included herein are made only as of the date of this report, and North Track undertakes no obligation to update such forward-looking statements to reflect subsequent events, conditions or circumstances.

PORTFOLIO HOLDINGS

The Cash Reserve Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be
                                      -----------
reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. North Track also makes available the information on Forms N-Q to shareholders without charge and upon request, by calling 1-800-826-4600.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                            ANNUAL REPORT COMMENTARY
                                OCTOBER 31, 2004

As of October 31, 2004, the average maturity of the Fund was 57 days as compared to 48 days as of December 31, 2003. The average maturity was extended to benefit from the increasing rate environment. By October 31, 2004, most commercial paper and agency yields increased 75 basis points across the curve that is commensurate with the 75 basis point increase in the Fed Funds rate since December 31, 2003.

As of October 31, 2004, the commercial paper weighting increased to 58.5% from 52.7% at December 31, 2003. During the same time period, the agency weighting decreased nominally to 30.5% from 30.8% at December 31, 2003. As a sector, corporate bonds decreased from 18.7% at December 31, 2003 to 8.6% at October 31, 2004. The decrease in corporate bond weighting was the result of a decrease in supply, while the increase in commercial paper weighting was a reaction to changes in the yield curve.

As we continue through 2004, the actions of the Federal Reserve will be monitored and various economic data digested. With the Federal Reserve increasing the Fed Funds rate 75 basis points year-to-date as of October 31, 2004 and an additional increase probable, we continue to revisit our interest rate outlook. Given additional increases in Fed Funds, average maturity will most likely increase to add incremental yield as opportunities arise. Sectors that react more timely than others may also see an increased weighting.

ASSET ALLOCATION AS OF OCTOBER 31, 2004 AS A PERCENT OF NET ASSETS

Government Agency Securities                 30.5%
Commercial Paper                             58.5%
Corporate Notes                               8.6%
Time Deposits                                 2.4%

                        EXPENSE INFORMATION (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the North Track Cash Reserve Fund you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

For each class of shares, the first line of the table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class of shares, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CASH RESERVE FUND

                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
                                                 VALUE 5/1/04       VALUE 10/31/04    PERIOD 5/1/04-10/31/04*<F1>
                                              -----------------     --------------    ---------------------------
Class X
Actual                                            $1,000.00           $1,002.40                  $4.83
Hypothetical (5% return before expenses)          $1,000.00           $1,020.31                  $4.88

Class B
Actual                                            $1,000.00           $1,000.60                  $6.59
Hypothetical (5% return before expenses)          $1,000.00           $1,018.55                  $6.65

Class C
Actual                                            $1,000.00           $1,000.60                  $6.59
Hypothetical (5% return before expenses)          $1,000.00           $1,018.55                  $6.65

Class Y
Actual                                            $1,000.00           $1,004.40                  $2.87
Hypothetical (5% return before expenses)          $1,000.00           $1,022.27                  $2.90

*<F1>   Expenses are equal to the annualized expense ratio for each class (X:
        .96%; B: 1.31%; C: 1.31%; Y: .57%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                            SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2004

    PRINCIPAL                                                                    MATURITY        INTEREST
     AMOUNT          DESCRIPTION                                                   DATE            RATE              VALUE
    ---------        -----------                                                 --------        --------            -----
U.S. GOVERNMENT AGENCY SECURITIES -- 30.5%

FEDERAL HOME LOAN BANK("FHLB")
       $3,070,000    FHLB Note                                                    02/15/05         1.875%        $  3,070,333
        3,500,000    FHLB Note                                                    01/14/05         4.125%           3,515,308
        2,385,000    FHLB Note                                                    12/15/04         3.875%           2,391,042
        4,000,000    FHLB Note                                                    11/26/04         3.500%           4,004,692
        2,000,000    FHLB Discount Note                                           11/24/04         1.670%           1,997,866
          210,000    FHLB Note                                                    11/15/04         6.250%             210,356
        2,300,000    FHLB Note                                                    11/15/04         4.125%           2,302,169
          210,000    FHLB Note                                                    11/15/04         3.375%             210,127
                                                                                                                 ------------
                     Total Federal Home Loan Bank                                                                  17,701,893
                                                                                                                 ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION ("FHLMC")
        2,500,000    FHLMC Discount Note                                          12/28/04         1.880%           2,492,559
        3,000,000    FHLMC Discount Note                                          12/21/04         1.840%           2,992,333
#<F3>   4,000,000    FHLMC Discount Note                                          12/07/04         1.760%           3,992,960
          505,000    FHLMC Note                                                   11/15/04         3.250%             505,282
                                                                                                                 ------------
                     Total Federal Home Loan Mortgage Corporation                                                   9,983,134
                                                                                                                 ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION ("FNMA")
        3,500,000    FNMA Discount Note                                           04/29/05         1.950%           3,466,064
        2,986,000    FNMA Note                                                    03/15/05         3.875%           3,005,600
        3,000,000    FNMA Discount Note                                           01/12/05         2.000%           2,988,000
        2,000,000    FNMA Note                                                    12/15/04         1.875%           2,000,431
        4,000,000    FNMA Discount Note                                           12/14/04         1.660%           3,992,069
        2,500,000    FNMA Discount Note                                           12/13/04         1.850%           2,494,604
        3,900,000    FNMA Discount Note                                           12/08/04         1.750%           3,892,985
        4,000,000    FNMA Discount Note                                           12/01/04         1.540%           3,994,867
        2,000,000    FNMA Discount Note                                           11/17/04         1.650%           1,998,534
                                                                                                                 ------------
                     Total Federal National Mortgage Association                                                   27,833,154
                                                                                                                 ------------
                     TOTAL U.S. GOVERNMENT AGENCY SECURITIES                                                       55,518,181
                                                                                                                 ------------

CORPORATE SECURITIES -- 67.1%

BONDS AND NOTES -- 8.6%
\<F2>      39,365    CSFB Bank Medium Term Notes                                  11/09/04         1.995%              39,365
        3,500,000    Coca-Cola Company Domestic Notes                             06/01/05         4.000%           3,538,383
        4,985,000    Diago Capital PLC Global Notes                               08/15/05         6.125%           5,134,945
\<F2>      78,417    First Tennessee Bank Medium Term Notes                       06/07/05         1.830%              78,401
        2,000,000    FleetBoston Financial Corporation Global Notes               09/15/05         7.250%           2,084,916
\<F2>      39,209    Lehman Brothers Medium Term Notes                            05/16/05         1.965%              39,209
        1,050,000    Merrill Lynch & Company Global Notes                         11/15/04         6.000%           1,051,804
        1,700,000    Newcourt Credit Group Global Notes                           02/16/05         6.875%           1,723,161
        2,000,000    Wells Fargo & Company Global Notes                           08/24/05         7.250%           2,077,485
                                                                                                                 ------------
                     Total Corporate Bonds and Notes                                                               15,767,669
                                                                                                                 ------------

COMMERCIAL PAPER -- 58.5%
        3,000,000    American General Finance Corporation                         01/06/05         1.900%           2,989,550
        1,400,000    American General Finance Corporation                         12/02/04         1.910%           1,397,697
        3,400,000    American General Finance Corporation                         11/09/04         1.670%           3,398,738
        1,100,000    American Honda Finance Corporation                           11/09/04         1.750%           1,099,572
        1,800,000    American Honda Finance Corporation                           11/02/04         1.800%           1,799,911
        2,500,000    American Express Credit Corporation                          11/30/04         1.810%           2,496,355
        2,500,000    American Express Credit Corporation                          11/12/04         1.738%           2,498,672
        2,500,000    American Express Credit Corporation                          11/04/04         1.730%           2,499,640
        2,000,000    AMRO North America Finance, Inc.                             11/29/04         1.890%           1,997,060
        2,500,000    Cargill, Inc                                                 12/09/04         1.680%           2,495,567
        3,000,000    Citicorp                                                     12/17/04         1.890%           2,992,755
        3,000,000    Citicorp                                                     11/18/04         1.750%           2,997,521
        3,000,000    Danske Corporation                                           01/25/05         2.030%           2,985,621
        1,700,000    Danske Corporation                                           12/27/04         1.870%           1,695,055
        2,000,000    Danske Corporation                                           12/16/04         1.850%           1,995,375
        2,900,000    Diago Capital PLC                                            12/07/04         1.860%           2,894,606
        1,500,000    E I DuPont                                                   12/10/14         1.840%           1,497,010
        1,850,000    E I DuPont                                                   11/02/04         1.740%           1,849,912
\<F2>      78,417    Four Winds Funding                                           11/01/04         1.920%              78,405
        2,000,000    General Electric Capital Corporation                         12/29/04         1.950%           1,993,717
        2,000,000    General Electric Capital Corporation                         12/22/04         1.910%           1,994,588
        1,400,000    General Electric Capital Corporation                         12/21/04         1.740%           1,396,617
        1,500,000    General Electric Capital Corporation                         12/20/04         1.940%           1,496,039
        1,100,000    General Electric Capital Corporation                         12/14/04         1.820%           1,097,609
        1,000,000    Harley-Davidson Funding                                      11/19/04         1.870%             999,065
        2,000,000    Harley-Davidson Funding                                      11/05/04         1.780%           1,999,604
        1,125,000    Harley-Davidson Funding                                      11/01/04         1.750%           1,125,000
        3,000,000    Household Finance Corporation                                01/18/05         1.780%           2,988,430
        1,500,000    Household Finance Corporation                                01/05/05         1.970%           1,494,664
        3,500,000    Household Finance Corporation                                11/01/04         1.750%           3,500,000
\<F2>      39,209    Kaiser Foundation Hospital                                   11/01/04         1.900%              39,203
        3,000,000    LaSalle Bank                                                 12/30/04         1.920%           2,990,560
        1,900,000    LaSalle Bank                                                 12/10/04         1.830%           1,896,233
        3,000,000    LaSalle Bank                                                 11/22/04         1.760%           2,996,920
        4,200,000    Marshall & Ilsley Corporation                                11/29/04         1.750%           4,194,284
        3,000,000    Marshall & Ilsley Corporation                                11/08/04         1.760%           2,998,973
\<F2>      78,418    Morgan Stanley Dean Witter                                   02/18/05         1.955%              78,418
        3,500,000    Nestle Capital Corporation                                   11/23/04         1.610%           3,496,557
        2,000,000    Prudential Funding Corporation                               01/04/05         1.930%           1,993,138
        2,200,000    Prudential Funding Corporation                               12/20/04         1.910%           2,194,281
        2,400,000    Prudential Funding Corporation                               11/03/04         1.740%           2,399,768
        1,400,000    Royal Bank of Scotland                                       11/29/04         1.710%           1,398,138
        1,000,000    Toyota Motor Credit                                          01/26/05         2.040%             995,127
        2,500,000    Toyota Motor Credit                                          12/06/04         1.770%           2,495,698
        1,900,000    Toyota Motor Credit                                          11/10/04         1.700%           1,899,192
        2,500,000    Toyota Motor Credit                                          11/05/04         1.510%           2,499,580
        1,325,000    UBS Finance (Delaware) LLC                                   12/03/04         1.810%           1,322,868
        5,000,000    UBS Finance (Delaware) LLC                                   12/01/04         1.660%           4,993,084
        1,000,000    UBS Finance (Delaware) LLC                                   11/16/04         1.670%             999,304
        3,000,000    Wells Fargo & Company                                        11/19/04         1.780%           2,997,330
                                                                                                                 ------------
                     Total Commercial Paper                                                                       106,623,011
                                                                                                                 ------------
                     TOTAL CORPORATE SECURITIES                                                                   122,390,680
                                                                                                                 ------------

SHORT TERM SECURITIES -- 2.8%

MASTER NOTE -- 0.0%
\<F2>      39,209    Bear Stearns & Company                                       11/03/04         2.025%              39,209
                                                                                                                 ------------
                     Total Master Note                                                                                 39,209
                                                                                                                 ------------

MONEY MARKET -- 0.0%
           69,993    Highmark U.S. Government Money Market Fund                                                        69,993
                                                                                                                 ------------
                     Total Money Market                                                                                69,993
                                                                                                                 ------------

REPURCHASE AGREEMENTS -- 0.4%
\<F2>     392,088    Bear Stearns & Company
                      Triparty Repurchase Agreement collateralized
                      by Fanniemae Strip, due 06/01/33                            11/01/04         1.995%             392,088
\<F2>     234,452    Lehman Brothers Triparty
                      Repurchase Agreement collateralized
                      by various asset backed securities, due 2006 to 2034        11/01/04         1.945%             234,452
                                                                                                                 ------------
                     Total Repurchase Agreements                                                                      626,540
                                                                                                                 ------------

TIME DEPOSIT -- 2.4%
        4,400,000    National City Bank of Kentucky Grand Cayman Branch           11/01/04          1.78%           4,400,000
                                                                                                                 ------------
                     Total Euro Dollar Time Deposit                                                                 4,400,000
                                                                                                                 ------------
                     TOTAL SHORT TERM SECURITIES                                                                    5,135,742
                                                                                                                 ------------
TOTAL INVESTMENTS, AT AMORTIZED COST -- 100.4%                                                                    183,044,603
LESS COLLATERAL HELD FOR SECURITIES ON LOAN -- (0.6)%                                                              (1,018,750)
OTHER ASSETS LESS OTHER LIABILITIES -- 0.2%                                                                           306,031
                                                                                                                 ------------
NET ASSETS -- 100.0%                                                                                             $182,331,884
                                                                                                                 ------------
                                                                                                                 ------------

\<F2> Security purchased with cash received to collateralize loaned securities.
#<F3>  Loaned securities.

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2004

ASSETS:
Investments in securities, at amortized cost and value:
   U.S. government agency investments                             $ 55,518,181
   Corporate investments                                           122,390,680
   Short-term investments                                            5,135,742
                                                                  ------------
       Total investments                                           183,044,603
Receivables:
   Capital shares sold                                                  51,838
   Interest                                                            462,106
                                                                  ------------
       Total receivables                                               513,944
                                                                  ------------
Other assets                                                            40,226
                                                                  ------------
       Total assets                                               $183,598,773
                                                                  ------------
                                                                  ------------

LIABILITIES:
Payables:
   Capital shares redeemed                                              58,001
   Dividends payable (Retail Class X)                                       88
   Dividends payable (Retail Class B)                                       25
   Dividends payable (Retail Class C)                                        1
   Dividends payable (Institutional Class Y)                            31,987
   Management fees                                                      29,639
   Administration fees                                                  22,183
   Distribution and shareholder servicing fees                          47,505
   Accrued expenses                                                     58,710
   Collateral on securities loaned, at value                         1,018,750
                                                                  ------------
       Total liabilities                                             1,266,889
                                                                  ------------
NET ASSETS                                                        $182,331,884
                                                                  ------------
                                                                  ------------
NET ASSETS CONSIST OF:
Capital stock                                                     $182,322,946
Undistributed net investment income                                     21,402
Undistributed accumulated net realized loss                            (12,464)
                                                                  ------------
       Net assets                                                 $182,331,884
                                                                  ------------
                                                                  ------------

                                                         RETAIL       RETAIL        RETAIL        INSTITUTIONAL
                                                        CLASS X       CLASS B       CLASS C          CLASS Y
                                                        -------       -------       -------       -------------
Net assets (in 000's)                                  $134,216       $3,306          $138           $44,672
Shares issued and outstanding                           134,209        3,304           138            44,674
Net asset value and redemption price per share            $1.00        $1.00         $1.00             $1.00

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                            STATEMENT OF OPERATIONS

                                                           FOR THE TEN           FOR THE
                                                           MONTHS ENDED         YEAR ENDED
                                                           OCTOBER 31,         DECEMBER 31,
                                                               2004                2003
                                                           ------------        ------------
INVESTMENT INCOME:
Interest                                                    $2,001,213          $2,437,115
Security lending revenue                                         3,693              10,141
                                                            ----------          ----------
   Total investment income                                   2,004,906           2,447,256
                                                            ----------          ----------

EXPENSES:
Investment advisory fees                                       310,085             393,819
Administration fees                                            232,522             293,915
Custodian fees                                                  19,569              18,810
Transfer agent fees                                             27,495              32,975
Accounting fees                                                 73,967              94,294
Distribution and shareholder servicing fees
   Retail Class X                                              472,518             564,355
   Retail Class B                                               30,469              66,349
   Retail Class C                                                1,785                 575
Audit fees                                                      19,779              19,201
Legal fees                                                      39,552              44,754
Registration fees                                               23,882              20,820
Communication                                                   70,194              59,184
Director fees                                                   35,125              41,037
Miscellaneous expenses                                          10,007              12,911
                                                            ----------          ----------
   Total expenses                                            1,366,949           1,662,999
   Less expenses absorbed by distributor                       (12,371)            (24,373)
                                                            ----------          ----------
   Net expenses                                              1,354,578           1,638,626
NET INVESTMENT INCOME                                          650,328             808,630
NET REALIZED GAIN (LOSS) ON INVESTMENTS                        (11,600)              1,671
                                                            ----------          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $  638,728          $  810,301
                                                            ----------          ----------
                                                            ----------          ----------

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                              FOR THE TEN        FOR THE         FOR THE
                                                                              MONTHS ENDED     YEAR ENDED      YEAR ENDED
                                                                              OCTOBER 31,     DECEMBER 31,    DECEMBER 31,
                                                                                  2004            2003            2002
                                                                              ------------    ------------    ------------
OPERATIONS:
Net investment income                                                         $    650,328    $    808,630    $  2,263,365
Net realized gain (loss) on investments                                            (11,600)          1,671          47,438
                                                                              ------------    ------------    ------------
   Net increase in net assets resulting from operations                            638,728         810,301       2,310,803
                                                                              ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Investment income:
       Class X Shares                                                             (429,933)       (515,746)     (1,535,974)
       Class B Shares                                                               (3,440)         (6,755)        (33,708)
       Class C Shares                                                                 (197)            (63)             --
       Class Y Shares                                                             (216,766)       (286,034)       (692,654)
   Realized gain from investment sales:
       Class X Shares                                                                   --              --         (24,805)
       Class B Shares                                                                   --              --            (263)
       Class C shares                                                                   --              --              --
       Class Y Shares                                                                   --              --         (16,642)
                                                                              ------------    ------------    ------------
       Total distributions                                                        (650,336)       (808,598)     (2,304,046)
                                                                              ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                                    423,158,113     549,528,973     597,777,049
Net asset value of shares issued in distributions                                  468,797         595,438       1,879,468
Cost of shares redeemed                                                       (421,544,318)   (569,369,870)   (611,207,125)
                                                                              ------------    ------------    ------------
   Net increase (decrease) in net assets from capital share transactions         2,082,592     (19,245,459)    (11,550,608)
                                                                              ------------    ------------    ------------
       Total increase (decrease) in net assets                                   2,070,984     (19,243,756)    (11,543,851)

NET ASSETS:
   Balance at beginning of period                                              180,260,900     199,504,656     211,048,507
                                                                              ------------    ------------    ------------
   Balance at end of period                                                   $182,331,884    $180,260,900    $199,504,656
                                                                              ------------    ------------    ------------
                                                                              ------------    ------------    ------------
   Undistributed net investment income at end of period                       $     21,402    $     21,434    $      9,832

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of each class of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

                                                                                                                      DISTRIBUTIONS
                                                   NET ASSET                 NET REALIZED                 DIVIDENDS        FROM
                                                     VALUE,        NET      AND UNREALIZED   TOTAL FROM    FROM NET    NET REALIZED
                                                   BEGINNING   INVESTMENT   GAINS (LOSSES)   INVESTMENT   INVESTMENT  CAPITAL GAINS
                                                   OF PERIOD     INCOME     ON INVESTMENTS   OPERATIONS     INCOME    ON INVESTMENTS
                                                   ---------   ----------   --------------   ----------   ----------  --------------
CLASS X SHARES
For the ten months ended October 31, 2004             1.00          .00(e)       .00(e)           .00(e)      .00(e)        --
                                                                       <F8>         <F8>             <F8>        <F8>
For the year ended December 31, 2003                  1.00          .00(e)        --              .00(e)      .00(e)        --
                                                                       <F8>                          <F8>        <F8>
For the year ended December 31, 2002                  1.00          .01           --              .01        (.01)          --
For the year ended December 31, 2001                  1.00          .03           --              .03        (.03)          --
For the year ended December 31, 2000                  1.00          .06           --              .06        (.06)          --
For the year ended December 31, 1999                  1.00          .04           --              .04        (.04)          --

CLASS B SHARES
For the ten months ended October 31, 2004             1.00          .00(e)       .00(e)           .00(e)      .00(e)        --
                                                                       <F8>         <F8>             <F8>        <F8>
For the year ended December 31, 2003                  1.00          .00(e)        --              .00(e)      .00(e)        --
                                                                       <F8>                          <F8>        <F8>
For the year ended December 31, 2002                  1.00          .01           --              .01        (.01)          --
For the year ended December 31, 2001                  1.00          .03           --              .03        (.03)          --
For the year ended December 31, 2000                  1.00          .05           --              .05        (.05)          --
For the period from December 15, 1999 (commencement
  of operations) through December 31, 1999            1.00          .00(e)        --              .00(e)      .00(e)        --
                                                                       <F8>                          <F8>        <F8>

CLASS C SHARES
For the ten months ended October 31, 2004             1.00          .00(e)       .00(e)           .00(e)      .00(e)        --
                                                                       <F8>         <F8>             <F8>        <F8>
For the period from May 1, 2003 (commencement
  of operations) through December 31, 2003            1.00          .00(e)        --              .00(e)      .00(e)        --
                                                                       <F8>                          <F8>        <F8>

CLASS Y SHARES
For the ten months ended October 31, 2004             1.00          .01          .00(e)           .01        (.01)          --
                                                                                    <F8>
For the year ended December 31, 2003                  1.00          .01           --              .01        (.01)          --
For the year ended December 31, 2002                  1.00          .01           --              .01        (.01)          --
For the year ended December 31, 2001                  1.00          .04           --              .04        (.04)          --
For the year ended December 31, 2000                  1.00          .06           --              .06        (.06)          --
For the year ended December 31, 1999                  1.00          .05           --              .05        (.05)          --

                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         RATIO OF                     RATIO OF NET
                                                                                           NET          RATIO OF       INVESTMENT
                                                                          RATIO OF      INVESTMENT      EXPENSES     INCOME (LOSS)
DISTRIBUTIONS                                                           NET EXPENSES      INCOME       (PRIOR TO       (PRIOR TO
IN EXCESS OF                  NET ASSET                   NET ASSETS,    TO AVERAGE     TO AVERAGE  REIMBURSEMENTS) REIMBURSEMENTS)
NET REALIZED       TOTAL      VALUE, END      TOTAL          END OF          NET           NET         TO AVERAGE      TO AVERAGE
CAPITAL GAINS  DISTRIBUTIONS  OF PERIOD   RETURN(A)<F4>  PERIOD (000S)  ASSETS(D)<F7> ASSETS(D)<F7>    NET ASSETS      NET ASSETS
-------------  -------------  ----------  -------------  -------------  ------------- ------------- --------------- ---------------

     --             .00(e)       1.00          .30%(c)      134,216         .94%(b)        .35%(b)        .94%(b)         .35%(b)
                       <F8>                        <F6>                         <F5>           <F5>           <F5>            <F5>
     --             .00(e)       1.00          .34%         142,541         .90%           .34%           .90%            .34%
                       <F8>
     --            (.01)         1.00         1.09%         136,663         .92%          1.06%           .92%           1.06%
     --            (.03)         1.00         3.37%         142,125         .96%          3.23%           .96%           3.23%
     --            (.06)         1.00         5.64%         113,595         .80%          5.50%           .80%           5.50%
     --            (.04)         1.00         4.35%         136,998         .90%          4.26%           .93%           4.23%

     --             .00(e)       1.00          .09%(c)        3,306        1.18%(b)        .11%(b)       1.56%(b)        (.27%)(b)
                       <F8>                        <F6>                         <F5>           <F5>           <F5>             <F5>
     --             .00(e)       1.00          .10%           3,974        1.16%           .10%          1.53%           (.27%)
                       <F8>
     --            (.01)         1.00          .47%           7,521        1.52%           .45%          1.54%            .43%
     --            (.03)         1.00         2.75%           6,674        1.60%          2.40%          1.60%           2.40%
     --            (.05)         1.00         5.05%(c)        3,332        1.40%(b)       4.94%(b)       1.40%(b)        4.94%(b)
                                                   <F6>                         <F5>           <F5>           <F5>            <F5>

     --             .00(e)       1.00          .15%(c)          117        1.39%(b)       3.47%(b)       1.39%(b)        3.47%(b)
                       <F8>                        <F6>                         <F5>           <F5>           <F5>            <F5>

     --             .00(e)       1.00          .09%(c)          138        1.15%(b)        .11%(b)       1.56%(b)        (.30%)(b)
                       <F8>                        <F6>                         <F5>           <F5>           <F5>             <F5>

     --             .00(e)       1.00          .08%(c)          129        1.01%(b)        .10%(b)       1.15%(b)        (.40%)(b)
                       <F8>                        <F6>                         <F5>           <F5>           <F5>             <F5>

     --            (.01)         1.00          .62%(c)       44,672         .56%(b)        .76%(b)        .56%(b)         .76%(b)
                                                   <F6>                         <F5>           <F5>           <F5>            <F5>
     --            (.01)         1.00          .72%          33,617         .53%           .73%           .53%            .73%
     --            (.01)         1.00         1.49%          55,321         .54%          1.43%           .54%           1.43%
     --            (.04)         1.00         3.78%          62,250         .56%          3.57%           .56%           3.57%
     --            (.06)         1.00         6.01%          32,800         .50%          6.00%           .50%           6.00%
     --            (.05)         1.00         4.67%          10,536         .58%          4.54%           .62%           4.50%

(a)<F4>   Excludes sales charge.
(b)<F5>   Annualized.
(c)<F6>   Not annualized.
(d)<F7>   After expense reimbursement from the distributor, where applicable.
(e)<F8>   Number rounds to less than one cent.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.
                               CASH RESERVE FUND

                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2004

1.   SIGNIFICANT ACCOUNTING POLICIES --

North Track Funds, Inc. ("North Track"), registered under the Investment Company Act of 1940 as an open-end management investment company, currently offers 10 mutual fund series: Cash Reserve Fund, Wisconsin Tax-Exempt Fund, Tax-Exempt Fund, Government Fund, S&P 100 Index Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund and Strategic Allocation Fund. This report presents information only for the Cash Reserve Fund (the "Fund"). Information regarding the other funds is presented in a separate report. The assets and liabilities of each fund are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares.

The following is a summary of the significant accounting policies of the Fund:

     a)   Valuation of Investments

          Money market investments are valued at amortized cost, which the Board of Directors has determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

     b)   Security Transactions

          Security transactions are recorded on a trade date basis. Interest income consists of interest accrued and discount earned (including both original issue and market discount) on the investments of the Fund, accrued ratably to the date of expected maturity. Premiums are amortized on the investments of the Fund, accrued ratably to the date of expected maturity.

     c)   Federal Income Taxes

          Provision has not been made for Federal income taxes because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for Federal income or excise taxes is necessary.

          The character of distributions made during the year for financial reporting purposes may differ from their characterization for Federal income tax purposes due to differences in the recognition of income, expense or gain items. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. At October 31, 2004, the components of distributable earnings on a tax basis included $41,903 of ordinary income. In 2004, the tax character of distributions included $618,228 of ordinary income. Accordingly, reclassifications were recorded to decrease undistributed net investment income by $24, increase undistributed accumulated net realized loss $1,671 and increase capital stock $1,695.

          There is no difference between cost basis of investments for financial reporting and Federal income tax purposes.

     d)   Expense Allocation

          Expenses associated with a specific North Track fund are accrued to that fund. Common expenses are allocated between the funds based upon the ratio of the net assets of the funds, or other equitable means. Expenses directly attributed to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

     e)   Distributions to Shareholders

          Dividends from net investment income of the Fund are declared daily and paid monthly. Generally, payment is made or reinvestment is credited to shareholders as of the last business day of the month. There is no difference between unrealized appreciation (depreciation) for financial reporting and tax purposes. Net realized capital gains, if any, are distributed at least annually. Any short-term capital gains are included in ordinary income for tax purposes.

     f)   Use of Estimates

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES --

North Track has an Investment Advisory Agreement with B.C. Ziegler and Company ("BCZ") (with whom certain officers and directors of North Track are affiliated), to serve as the investment advisor for the Fund. BCZ is a wholly owned subsidiary of the Ziegler Companies, Inc. Under the Investment Advisory Agreement the Fund pays BCZ a monthly fee at an annual rate of .20% of the average daily net assets of the Fund.

North Track has an Administrative Services Agreement with BCZ to provide general office facilities and supervise the overall administration of the Fund. For these services the Fund pays BCZ a monthly fee at an annual rate of .15% of the first $200 million of the Fund's average daily net assets and .10% of average daily net assets over $200 million.

North Track also has an Accounting and Pricing Agreement with BCZ to provide fund accounting and pricing services to the Fund. Under the Accounting and Pricing Agreement the Fund pays BCZ a monthly fee based on a $13,000 annual base fee plus .05% annually of the first $100 million of average daily net assets, ..03% of the next $100 million of average daily net assets, and .01% of the next $300 million of average daily net assets. There is no additional charge for assets in excess of $500 million.

The fees for the above mentioned services are reflected in the Statements of Operations.

North Track has adopted a 12b-1 Distribution Plan (the "Plan") pursuant to the Investment Company Act of 1940 and a Distribution Agreement with BCZ. Under the Plan, the Fund pays a fee of .15% of average daily net assets of Class X shares and 1.00% of the average daily net assets of Class B and Class C shares as compensation for services provided and expenses incurred by BCZ, including amounts paid to brokers or dealers as compensation for sales support and distribution activities. There are no 12b-1 fees for Class Y shares. Fees incurred under the Plan during the 10 months ended October 31, 2004 and the year ended December 31, 2003 are reflected in the Statements of Operations. For the ten months ended October 31, 2004, BCZ reimbursed the Cash Reserve Class B shares $11,534, Class C shares $726, and Class X shares $112 of class specific expense. For the year ended December 31, 2003, BCZ reimbursed the Cash Reserve Class B shares $24,089 and Class C shares $284 of class specific expense.

3.  LINE OF CREDIT --

North Track has an available line of credit of $15,000,000. However, the Fund's borrowings, by investment restriction, cannot exceed 10% of the total assets of the Fund. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current prime rate. North Track pays a commitment fee of 30 basis points per annum on the unused portion of the line. The Fund's policies allow borrowings for temporary or emergency purposes. The average interest rate on outstanding borrowings was 3.50% for the 10 months ended October 31, 2004. The Fund had no outstanding borrowings at October 31, 2004. Total available capacity under the North Track line of credit was $15,000,000 at October 31, 2004.

4.  SECURITIES LENDING --

The Fund may lend securities from time to time in order to earn additional income. The Fund receives initial collateral in the form of cash or U.S Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The Fund also continues to receive interest or dividends on the securities loaned. The cash collateral is invested in cash equivalents authorized by the Fund. The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government and securities meeting pre-established rating criteria. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. As with other extensions of credit, there is risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy.

The value of the cash collateral at period end is reported on the Fund's Statement of Assets and Liabilities. Earnings from the cash collateral are recorded on the Statements of Operations.

5.  CAPITAL SHARE TRANSACTIONS --

     (a) North Track has authorized common stock of 10 billion shares with a par value of $.001 per share. Its shares are currently divided into 10 mutual fund series as described in Note 1. The authorized shares of common stock may be allocated to any of the above funds or to new funds as determined by the Board of Directors. The shares of each fund have equal rights and privileges with all other shares of that fund. The Fund has designated four classes of shares: Class X (Retail Shares); Class B (CDSC Retail Shares); Class C (CDSC Retail Shares); and Class Y (Institutional Shares).

     (b) Capital share activity, in thousands, for the 12 months ended December 31, 2002 and December 31, 2003, and for the 10 months ended October 31, 2004, was as follows:

                                                    CLASS X         CLASS B         CLASS C       CLASS Y
                                                    -------         -------         -------       -------
                                                                                   (INCEPTION
                                                                                   5/1/2003)
     SHARES OUTSTANDING
          AT DECEMBER 31, 2001                       142,118          6,673             --         62,247
          Shares sold                                290,490          7,265             --        300,021
          Shares reinvested                            1,555             32             --            292
          Shares redeemed                           (297,518)        (6,451)            --       (307,237)
                                                    --------         ------           ----       --------
     SHARES OUTSTANDING
          AT DECEMBER 31, 2002                       136,645          7,519             --         55,323
          Shares issued                              284,583          2,686            733        261,527
          Shares reinvested                              514              6             --             76
          Shares redeemed                           (279,217)        (6,239)          (604)      (283,309)
                                                    --------         ------           ----       --------
     SHARES OUTSTANDING
          AT DECEMBER 31, 2003                       142,525          3,972            129         33,617
          Shares issued                              209,612          2,047            761        210,739
          Shares issued in distributions                 429              3             --             36
          Shares redeemed                           (218,357)        (2,718)          (752)      (199,718)
                                                    --------         ------           ----       --------
     SHARES OUTSTANDING
          AT OCTOBER 31, 2004                        134,209          3,304            138         44,674
                                                    --------         ------           ----       --------
                                                    --------         ------           ----       --------


     (c) A contingent deferred sales charge ("CDSC") is imposed on redemptions made in Class B shares. The CDSC varies depending on the number of years from purchase of Class B shares until the redemption. Class B shares convert to Class X shares after eight years.

          YEAR SINCE PURCHASE                            CDSC %
          -------------------                            ------
          One year or less                                 5%
          More than 1 year, but less than 3 years          4%
          3 years, but less than 4 years                   3%
          4 years, but less than 5 years                   2%
          5 years, but less than 6 years                   1%
          Over 6 years                                    None

     (d) A CDSC of 1.00% is imposed on redemptions made in Class C shares within 18 months from the date of purchase.

                            NORTH TRACK FUNDS, INC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of North Track Cash Reserve Fund:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cash Reserve Fund, one of the portfolios constituting North Track Funds, Inc. (the "Fund") as of October 31, 2004, and the related statements of operations for the ten-month period ended October 31, 2004 and the year ended December 31, 2003, and the statements of changes in net assets and financial highlights for the ten-month period ended October 31, 2004 and each of the two years in the period ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial highlights for the periods ended prior to December 31, 2002, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated January 18, 2002.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cash Reserve Fund as of October 31, 2004, the results of its operations for the ten-month period ended October 31, 2004 and the year ended December 31, 2003, and the statements of changes in net assets and financial highlights for the ten-month period ended October 31, 2004 and each of the two years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP

Chicago, IL
December 20, 2004

                                   MANAGEMENT

The directors and officers of North Track Funds, Inc. as of October 31, 2004 are listed below, together with their principal occupations during the past five years. The current Statement of Additional Information for the Funds contains additional information about the directors and officers and is available, without charge, upon request by calling North Track toll free at 1-800-826-4600.

                                                                                                       NUMBER OF
                                      TERM OF                                                          NORTH TRACK   OTHER
                         POSITION(S)  OFFICE AND                                                       FUNDS         DIRECTORSHIPS
NAME, ADDRESS            HELD WITH    LENGTH OF          PRINCIPAL OCCUPATION(S)                       OVERSEEN      HELD BY
AND DATE OF BIRTH        NORTH TRACK  TIME SERVED1<F9>   DURING PAST FIVE YEARS                        BY DIRECTOR   DIRECTOR2<F10>
-----------------        -----------  ----------------   -----------------------                       -----------   --------------

INDEPENDENT DIRECTORS:
Marcia L. Wallace        Director     Since 2001         Retired; Senior Vice President in Global      10            None
9122 Midnight Pass Road                                  Trust Services and Institutional Custody,
Sarasota, FL 34242                                       First Chicago NBD/Bank One from 1985 to 1999.
Birthdate: 12-2-47

James G. DeJong          Director     Since 2001         President and Managing Shareholder, O'Neil,   10            None
250 E. Wisconsin Ave.                                    Cannon, Hollman & DeJong S.C. (law firm)
Suite 2000                                               since 1987.
Milwaukee, WI 53202
Birthdate: 10-18-51

Brian J. Girvan          Director     Since 2003         Partner, Ascent Venture Management, Inc.      10            None
250 E. Wisconsin Ave.                                    since August 2003; Chief Operating
Suite 2000                                               Officer and Chief Financial Officer, Argo
Milwaukee, WI 53202                                      Global Capital, LLC (venture capital company)
Birthdate: 10-20-55                                      from 2001 to 2003; Senior Vice President and
                                                         Division Executive, Fidelity Investments from
                                                         1999 to 2001; Senior Vice President and Group
                                                         CFO, Fidelity Investments from 1998 to 1999.

Cornelia Boyle           Director     Since 2003         Currently Retired; Executive Vice President   10            None
46 Twin Lake Villa Road                                  and Chief Operations Officer, AIG SunAmerica
New London, NH 03257                                     Retirement Markets, Inc., from 2000 to 2003;
Birthdate: 09-23-53                                      and Executive Vice President, Fidelity
                                                         Investments from 1996 to 2000.

INTERESTED DIRECTORS AND OFFICERS:

John J. Mulherin3<F11>   Director     Since 2003         Chief Executive Officer, The Ziegler          10            None
250 E. Wisconsin Ave.                                    Companies, Inc. since February 2000;
Suite 2000                                               Chief Administrative Officer at Villanova
Milwaukee, WI 53202                                      Capital (asset management group of Nationwide
Birthdate: 5-18-51                                       Insurance) from June 1999 to February 2000.

David G. Stoeffel        President    Since 2003         Senior Managing Director and Head of Asset    N/A           N/A
250 E. Wisconsin Ave.                                    Management, B.C. Ziegler and Company since
Suite 2000                                               2003.  Senior Vice President and Director of
Milwaukee, WI 53202                                      Mutual Funds Marketing and Administration,
Birthdate: 10-20-58                                      Nomura Asset Management U.S.A., Inc. from
                                                         1998 to 2003.

Franklin P. Ciano        Chief        Since 1996         Manager of North Track Operations, B.C.       N/A           N/A
250 E. Wisconsin Ave.    Financial                       Ziegler and Company since 1996.
Suite 2000               Officer and
Milwaukee, WI 53202      Treasurer
Birthdate: 4-26-52

S. Charles O'Meara       Secretary    Since 2003         General Counsel, Senior Vice President and    N/A           N/A
250 E. Wisconsin Ave.                                    Secretary, The Ziegler Companies, Inc. and
Suite 2000                                               B.C. Ziegler and Company.
Milwaukee, WI 53202
Birthdate: 2-13-50

Jon Kiekhofer            Chief        Since 2004         Client Manager, UMB Fund Services, Inc.,      N/A           N/A
250 E. Wisconsin Ave.    Compliance                      from 1999 to 2004.
Suite 2000               Officer
Milwaukee, WI 53202
Birthdate: 12-20-58

 1<F9> Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of North Track serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.
2<F10> Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.
3<F11> Mr. Mulherin is considered to be an "interested person" (as defined in the 1940 Act) of North Track because he is Chief Executive Officer of The Ziegler Companies, Inc.

NORTH TRACK FUNDS, INC.

1-800-826-4600

250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

OFFICERS AND DIRECTORS
Marcia L. Wallace, Director
James G. DeJong, Director
Brian J. Girvan, Director
Cornelia Boyle, Director
John J. Mulherin, Director
David G. Stoeffel, President and CEO
Franklin P. Ciano, CFO and Treasurer
Jon Kiekhofer, Chief Compliance Officer
S. Charles O'Meara, Secretary

INVESTMENT ADVISOR
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

DISTRIBUTOR
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

ACCOUNTING/PRICING AGENT
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco, California 94111

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
180 North Stetson Avenue
Chicago, Illinois 60601

250 East Wisconsin Avenue o  Suite 2000  o Milwaukee, Wisconsin 53202-4298

(NORTH TRACK LOGO)
INDEX FUNDS WITH ADVICE

ANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.

A05 NT178-12/04

ITEM 2.  CODE OF ETHICS.

As the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.
Brian J. Girvan, a director of the Registrant, has been determined to be an audit committee expert, and he is "independent" within the meaning of Item 3(a)(2) of Form N-CSR. Mr. Girvan is currently a partner with Ascent Venture Management, Inc. a venture capital firm. From January 2001 to July 2003, he was Chief Operating Officer and Chief Financial Officer of Argo Global Capital, LLC (a venture capital firm). In such capacities, Mr. Girvan managed the firm's finances and supervised the preparation of financial statements. Previously, he had served in various official capacities for Fidelity Investments where he had overall responsibility for financial controls and supervised the preparation of division budgets, business plans and financial statements. Mr. Girvan also served as Senior Vice President, Chief Financial Officer and Treasurer for PIMCO Advisors (and its predecessors), where he made filings of financial statements and was a fund treasurer. Mr. Girvan received a B.B.A. in Accounting from Manhattan College and is a CPA.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table sets forth information as to the fees for audit, audit-related, tax and other services and products provided to the Registrant by Deloitte & Touche LLP, the Registrant's principal accountant, for each of the last two fiscal years.

                                        FISCAL YEAR ENDED OCTOBER 31,
                                      ---------------------------------

                                      2003                         2004
                                      ----                         ----
Audit Fees(1)<F12>                    $140,725                   $203,750
Audit-Related Fees(2)<F13>            $0                         $0
Tax Fees(3)<F14>                      $17,300                    $22,750
All Other Fees(4)<F15>                $0                         $6,500
TOTAL                                 $158,025                   $233,000

(1)<F12> This category relates to professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)<F13> This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.
(3)<F14> This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. In 2003 and 2004, the tax services provided by Registrant's principal accountant specifically related to assistance in the preparation of income and excise tax returns, determination of capital gains, dividends and interest income and the distribution thereof, wash sale testing and tax analysis and advice.
(4)<F15> This category relates to products and services provided by the principal accountant other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above. In 2004, the other services provided by Registrant's principal accountant specifically related to assistance in obtaining IRS permission to revoke applicable elections for excise tax purposes as a result of a change in the fiscal year-end from December 31 to October 31 for the Wisconsin Tax-Exempt and Cash Reserve Funds, two mutual fund series of the Registrant. The elections required these funds to calculate their capital gain net income for excise tax purposes using a December 31 year-end.

Deloitte & Touche LLP did not bill any amounts over the last two fiscal years for services or products provided to B.C. Ziegler and Company ("Ziegler"), the Registrant's investment advisor, or any entity controlling, controlled by or under common control with Ziegler that provides ongoing services for the Registrant, other than $5,000 billed to Ziegler in each of fiscal years 2003 and 2004 for agreed upon procedures related to a review of certain reports prepared by Ziegler in connection with purchases and sales of Class B shares the mutual fund series of the Registrant. The Registrant's audit committee determined that the provision by Deloitte & Touche LLP of such non-audit services to Ziegler is compatible with maintaining the independence of such accounting firm relative to the Registrant.

The audit committee of the Registrant's Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this Registrant because it is not a "listed issuer" within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The required schedules of investments are included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this Registrant because it is not a closed-end management investment company.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this Registrant because it is not a closed-end management investment company.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this Registrant because it is not a closed-end management investment company.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  Disclosure Controls and Procedures.  The Registrant's management, with the
     ----------------------------------
participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of the report on Form N-CSR. Based on such evaluation, the Registrant's principal executive and financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and recorded within the applicable time periods.

(b)  Changes in Internal Control Over Financial Reporting.  There were no
     ----------------------------------------------------
changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.      DESCRIPTION OF EXHIBIT
-----------      ----------------------
12(a)(1)         Code of Ethics for the Registrant's Principal Executive,
                 Financial and Accounting Officers referred to in Item 2 of the Form N-CSR.

12(a)(2)-1       Certification of Principal Executive Officer Required by
                 Section 302 of the Sarbanes-Oxley Act of 2002

12(a)(2)-2       Certification of Principal Financial Officer Required by
                 Section 302 of the Sarbanes-Oxley Act of 2002

12(b) Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 5th day of January, 2005.

                                   NORTH TRACK FUNDS, INC.
                                   By:  /s/David G. Stoeffel
                                        ----------------------------
                                        David G. Stoeffel, President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 5th day of January, 2005.

                                   By:  /s/David G. Stoeffel
                                        ----------------------------------
                                        David G. Stoeffel, President
                                        (Principal Executive Officer)

                                   By:  /s/Franklin P. Ciano
                                        ----------------------------------
                                        Franklin P. Ciano, Chief Financial
                                        Officer and Treasurer
                                        (Principal Financial Officer)